________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                  SCHEDULE 14A

                            ------------------------

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [x] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to 'SS'240.14a-11(c) or 'SS'240.14a-12

                            ------------------------

                                 CD RADIO INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

______________________________________________________________________________
   (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

                            ------------------------

Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (sets forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

________________________________________________________________________________

                                 CD RADIO INC.
                          1180 AVENUE OF THE AMERICAS
                                   14TH FLOOR
                            NEW YORK, NEW YORK 10036

TO THE STOCKHOLDERS OF CD RADIO INC.:


     The Board of Directors of CD Radio Inc. (the 'Company') is seeking the approval of its stockholders of (i) the issuance and sale of 1,350,000 shares of its 9.2% Series A Junior Cumulative Convertible Preferred Stock (the 'Series A Preferred Stock') pursuant to a Stock Purchase Agreement, dated as of November 13, 1998, by and among the Company, Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. (the 'Stock Purchase Agreement'), (ii) the issuance and sale, at the Company's option, of 650,000 shares of its 9.2% Series B Junior Cumulative Convertible Preferred Stock (the 'Series B Preferred Stock') pursuant to the Stock Purchase Agreement, (iii) the issuance of up to 2,950,000 shares of Series A Preferred Stock in payment of dividends that may be paid on the Series A Preferred Stock from time to time, and (iv) the issuance up to 1,450,000 shares of Series B Preferred Stock in payment of dividends that may be paid on the Series B Preferred Stock from time to time (the 'Proposal'). Each share of Preferred Stock will be convertible at any time into shares of the Company's Common Stock at a price of $30 per share.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT HOLDERS OF THE COMPANY'S COMMON STOCK CONSENT TO THE PROPOSAL.

     THE CONSENT OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING COMMON STOCK OF THE COMPANY IS REQUIRED TO APPROVE THE PROPOSAL.

     The Consent Solicitation Statement on the following pages describes the matters being presented to the stockholders in this consent solicitation (the 'Consent Solicitation'). Because this solicitation of written consents is in lieu of a meeting of stockholders, there will be no meeting of stockholders held in connection with the Consent Solicitation.

     We hope you will have your stock represented in this Consent Solicitation by signing, dating and returning your consent in the enclosed envelope as soon as possible. If you submit a properly executed consent within sixty (60) days of the delivery of the first dated consent delivered to the Company, your stock will be voted in favor of the Proposal. Any other action by you will have the practical effect of voting against the Proposal.

                                          Sincerely,

                                          /S/ PATRICK L. DONNELLY
                                          PATRICK L. DONNELLY
                                          Secretary



December 7, 1998
New York, New York

                                 CD RADIO INC.
                          1180 AVENUE OF THE AMERICAS
                                   14TH FLOOR
                            NEW YORK, NEW YORK 10036
                            ------------------------
                         CONSENT SOLICITATION STATEMENT
                                DECEMBER 7, 1998
                            ------------------------


INFORMATION REGARDING CONSENTS


     This Consent Solicitation Statement and the accompanying form of consent are furnished in connection with the solicitation of stockholder consents (the 'Consent Solicitation') by the Board of Directors of CD Radio Inc. (the 'Company'), in lieu of a meeting of stockholders, in connection with (i) the issuance and sale by the Company of 1,350,000 shares of its 9.2% Series A Junior Cumulative Convertible Preferred Stock, par value $.001 per share (the 'Series A Preferred Stock'), pursuant to a Stock Purchase Agreement (the 'Stock Purchase Agreement'), dated as of November 13, 1998, by and among the Company, Apollo Investment Fund IV, L.P. ('AIF IV') and Apollo Overseas Partners IV, L.P. ('AOP IV' and, together with AIF IV, and including their respective successors and permitted assigns, the 'Apollo Investors'), (ii) the issuance and sale, at the option of the Company, of 650,000 shares of its 9.2% Series B Junior Cumulative Convertible Preferred Stock, par value $.001 per share (the 'Series B Preferred Stock' and, together with the Series A Preferred Stock, the 'Junior Preferred Stock'), pursuant to the Stock Purchase Agreement, (iii) the issuance of up to 2,950,000 shares of Series A Preferred Stock in payment of dividends that may be paid on the Series A Preferred Stock from time to time, and (iv) the issuance of up to 1,450,000 shares of Series B Preferred Stock in payment of dividends that may be paid on the Series B Preferred Stock from time to time (the 'Proposal'). Only stockholders of record on the books of the Company at the close of business on December 1, 1998 (the 'Record Date') will be entitled to submit a consent. These Consent Solicitation materials are being mailed to stockholders commencing on December 7, 1998.


     The Company is incorporated in Delaware and therefore is subject to the Delaware General Corporation Law (the 'DGCL'). Section 228 of the DGCL permits the stockholders of the Company to take action without a meeting if written consents, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted. The DGCL also provides that the minimum necessary votes must be received by the Company within 60 days of the date of the first such written consent. Accordingly, if, within 60 days following its receipt of the first written consent approving the Proposal, the Company receives executed consents approving the Proposal from the holders of a majority of the issued and outstanding shares of common stock, par value $.001 (the 'Common Stock'), of the Company and those consents have not been revoked, the stockholders will be deemed to have approved the Proposal.

     All written consents received by the Company, regardless of when dated, will expire unless valid, written, unrevoked consents constituting the necessary vote for approval of the Proposal are received by the Company within 60 days of receipt of the first such consent.

     As required by the DGCL, if the Proposal is approved by the stockholders, the Company will promptly notify the stockholders from whom consent has not been received.

     A consent executed by a stockholder may be revoked at any time provided that a written, dated revocation is executed and delivered to the Company on or prior to the time at which the Company receives written consents sufficient to approve the Proposal. The Company intends to consummate the transactions contemplated by the Proposal as soon as practicable following the receipt of the necessary consents and expiration of the required period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. A revocation may be in any written form validly signed by the stockholder as long as it clearly states that the consent previously given is no longer effective. The revocation should be addressed to Patrick L. Donnelly, Secretary, CD Radio Inc., 1180 Avenue of the Americas, 14th Floor, New York, New York 10036.

DISSENTERS' RIGHT OF APPRAISAL

     Neither the laws of the State of Delaware, the Amended and Restated Certificate of Incorporation nor the Amended and Restated By-laws of the Company provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares in connection with the Proposal.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

     No officers, directors or associates of the Company have any substantial interest, direct or indirect, in the Proposal, except insofar as such officers, directors or associates thereof may be stockholders of the Company, in which case the approval of the Proposal will affect them in the same manner as it affects all other stockholders of the Company.

VOTING SECURITIES AND PRINCIPAL HOLDERS

     Holders of record of the Common Stock, at the close of business on December 1, 1998, will be entitled to submit a consent on the accompanying form. On November 17, 1998, the Company had outstanding 23,178,464 shares of Common Stock. Each share of stock is entitled to one vote in the Consent Solicitation. Consents evidencing a majority of the outstanding shares of the Common Stock issued and outstanding and entitled to vote are required to approve the Proposal being submitted to the stockholders of the Company for approval in the Consent Solicitation.

     To be counted toward the majority for approval of the Proposal, a consent must be delivered to the Company within 60 days of the receipt by the Company of the first dated consent. Any action, other than the delivery of a properly executed consent with such 60 day period, including abstentions and broker nonvotes, will have the practical effect of voting against the Proposal.

     Pursuant to a Voting Agreement dated November 13, 1998, between David Margolese, Chairman and Chief Executive Officer of the Company, and the Apollo Investors, Mr. Margolese has consented to the Proposal in respect of all shares of Common Stock owned by him or which he is entitled to vote as voting trustee. See 'Voting Trust Agreement' below.

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of November 17, 1998 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.


                                                                          NUMBER OF SHARES       PERCENT OF TOTAL
                         NAMES AND ADDRESS OF                             OF COMMON STOCK          COMMON STOCK
                 BENEFICIAL OWNER OF COMMON STOCK(1)                     BENEFICIALLY OWNED    BENEFICIALLY OWNED(2)
                 -----------------------------------                     ------------------    ---------------------


David Margolese(3) ...................................................        5,134,500                 21.5%
  c/o CD Radio Inc.
  1180 Avenue of the Americas
  14th Floor
  New York, New York 10036
Prime 66 Partners, L.P.(4) ...........................................        5,061,700                 21.8%
  201 Main Street
  Suite 2600
  Fort Worth, Texas 76102

                                                  (table continued on next page)

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

(table continued from previous page)


                                                                          NUMBER OF SHARES       PERCENT OF TOTAL
                         NAMES AND ADDRESS OF                             OF COMMON STOCK          COMMON STOCK
                 BENEFICIAL OWNER OF COMMON STOCK(1)                     BENEFICIALLY OWNED    BENEFICIALLY OWNED(2)
                ------------------------------------                     ------------------    ---------------------
Darlene Friedland(5) .................................................        2,834,500                 12.2%
  1210 Wolseley Road
  Point Piper 2027
  Sydney, Australia
Loral Space & Communications Ltd. ....................................        1,905,488                  8.2%
  600 Third Avenue
  New York, New York 10016
BankAmerica Corporation(6) ...........................................        1,666,000                  7.2%
  555 California Street, Suite 2600
  San Francisco, California 94104
Robert D. Briskman(7).................................................          192,500                  *
Lawrence F. Gilberti(8)...............................................           35,000                  *
Joseph V. Vittoria(9).................................................           13,334                  *
Ralph V. Whitworth(10)................................................           52,800                  *
Joseph Capobianco(11).................................................           10,000                  *
Ira H. Bahr(12).......................................................         --                        *
Patrick L. Donnelly(13)...............................................         --                        *
Andrew J. Greenebaum(14)..............................................           59,000                  *
All Executive Officers and Directors as a Group (9 persons)(15).......        5,497,134                 22.7%


------------

*    Less than 1%

 (1) This table is based upon information supplied by directors, officers and principal stockholders. Percentage of ownership is based on shares of Common Stock outstanding on November 17, 1998. Unless otherwise indicated, the address of the beneficial owner is the Company.

 (2) Determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'). Under this rule, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of determination upon the exercise of options, and each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of determination have been exercised.

 (3) Includes 700,000 shares issuable pursuant to stock options that are exercisable within 60 days. Pursuant to a voting trust agreement (the 'Voting Trust Agreement') entered into by Darlene Friedland, as grantor, David Margolese, as trustee, and the Company, Mr. Margolese has the power to vote in his discretion all shares of Common Stock owned or acquired by Darlene Friedland and certain of her affiliates (currently 2,834,500 shares) for a period of five years commencing November 20, 1997.

 (4) This information is based upon the Schedule 13D dated November 12, 1998 filed by Prime 66 Partners, L.P. with the Securities and Exchange Commission (the 'Commission').

 (5) Pursuant to the Voting Trust Agreement, David Margolese has the power to vote in his discretion all shares of Common Stock owned or acquired by Darlene Friedland and certain of her affiliates (currently 2,834,500 shares) for a period of five years commencing November 20, 1997.

 (6) Shares are owned by a group including the following: The Robertson Stephens Orphan Fund (which has shared voting and shared dispositive power over 1,056,000 shares), Robertson, Stephens & Company Investment Management, L.P. (with shared voting and shared dispositive power over 1,666,000 shares), BankAmerica Corporation (with shared voting and shared dispositive power over 1,666,000 shares), and Robertson Stephens Investment Management Co. (with shared voting and shared dispositive power over 1,666,000 shares). The source of the information in this footnote

                                              (footnotes continued on next page)

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

(footnotes continued from previous page) is the Schedule 13G dated September 30, 1998 filed by BankAmerica Corporation, parent of Robertson Stephens Investment Management Co.

 (7) Represents 192,500 shares of Common Stock issuable pursuant to stock options exercisable within 60 days. Does not include 57,500 shares issuable pursuant to stock options that are not exercisable within 60 days.

 (8) Represents 35,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days.

 (9) Represents 13,334 shares of Common Stock issuable pursuant to stock options exercisable within 60 days. Does not include 26,666 shares of Common Stock issuable pursuant to stock options that are not exercisable within 60 days.

(10) Represents 52,800 shares of Common Stock issuable pursuant to stock options exercisable within 60 days.

(11) Represents 10,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days. Does not include 90,000 shares issuable pursuant to stock options that are not exercisable within 60 days.

(12) Does not include 100,000 shares issuable pursuant to stock options that are not exercisable within 60 days.

(13) Does not include 110,000 shares issuable pursuant to stock options that are not exercisable within 60 days.

(14) Represents 59,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days. Does not include 166,000 shares of Common Stock issuable pursuant to stock options not exercisable within 60 days.

(15) Includes 1,062,634 shares of Common Stock issuable pursuant to stock options exercisable within 60 days. Does not include 550,166 shares issuable pursuant to stock options that are not exercisable within 60 days.

VOTING TRUST AGREEMENT

     The Company is a party to a Voting Trust Agreement by and among Darlene Friedland, as grantor, and David Margolese, as the voting trustee. The following summary description of the Voting Trust Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text thereof.


     The Voting Trust Agreement provides for the establishment of a trust (the 'Trust') into which (i) there was deposited all of the shares of Common Stock owned by Mrs. Friedland on August 26, 1997 and (ii) there shall be deposited any shares of Common Stock acquired by Mrs. Friedland, her spouse Robert Friedland, any member of either of their immediate families or any entity directly or indirectly controlled by Mrs. Friedland, her spouse or any member of their immediate families (the 'Friedland Affiliates') between the date shares of Common Stock are initially deposited and the termination of the Trust. The Trust will terminate on November 26, 2002.


     The Voting Trust Agreement does not restrict the ability of Mrs. Friedland or any of the Friedland Affiliates to sell, assign, transfer or pledge any of the shares of Common Stock deposited into the Trust, nor does it prohibit Mrs. Friedland or the Friedland Affiliates from purchasing additional shares of Common Stock, provided those shares become subject to the Trust, as described above.

     Under the Voting Trust Agreement, the trustee has the power to vote shares of Common Stock held in the Trust in relation to any matter upon which the holders of such Common Stock would have a right to vote, including without limitation the election of directors. For so long as David Margolese remains trustee of the Trust, he may exercise such voting rights in his discretion. Any successor trustee or trustees of the Trust must vote as follows: (i) on the election of directors, the trustee(s) must vote the entire number of shares of Common Stock held by the Trust, with the number of shares of Common

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

Stock voted for each director (or nominee for director) determined by multiplying the total number of votes held by the Trust by a fraction, the numerator of which is the number of votes cast for such person by other stockholders of the Company and the denominator of which is the sum of the total number of votes represented by all shares casting any votes in the election of directors; (ii) if the matter under Delaware law or the Amended and Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Company requires at least an absolute majority of all outstanding shares of Common Stock of the Company in order to be approved, the trustee(s) must vote all of the shares of Common Stock in the Trust in the same manner as the majority of all votes that are cast for or against the matter by all other stockholders of the Company; and (iii) on all other matters, including without limitation any amendment of the Voting Trust Agreement for which a stockholder vote is required, the trustee(s) must vote all of the shares in the Trust for or against the matter in the same manner as all votes that are cast for or against the matter by all other stockholders of the Company.

     The Voting Trust Agreement may not be amended without the prior written consent of the Company, acting by unanimous vote of the Board of Directors, and approval of the Company's stockholders, acting by the affirmative vote of two-thirds of the total voting power of the Company, except in certain limited circumstances where amendments to the Voting Trust Agreement are required to comply with applicable law.

                                 THE PROPOSAL:
                       APPROVAL OF THE ISSUANCE AND SALE
                             OF 1,350,000 SHARES OF
                        9.2% SERIES A JUNIOR CUMULATIVE
                        CONVERTIBLE PREFERRED STOCK AND
                               650,000 SHARES OF
                        9.2% SERIES B JUNIOR CUMULATIVE
                          CONVERTIBLE PREFERRED STOCK

BACKGROUND

     On November 11, 1998, the Board of Directors of the Company adopted resolutions approving the Stock Purchase Agreement and recommending to the holders of the Common Stock that they approve the transactions contemplated thereby. Pursuant to the Stock Purchase Agreement, the Company agreed to sell a total of 1,350,000 shares of the Series A Preferred Stock to the Apollo Investors, for an aggregate purchase price of $135 million, and the Apollo Investors granted the Company an option to sell the Apollo Investors an additional 650,000 shares of the Series B Preferred Stock for an aggregate purchase price of $65 million (the 'Series B Put Option'). The Company may exercise the Series B Put Option at any time prior to the earlier of ten months from the closing of the issuance and sale of the Series A Preferred Stock and September 30, 1999.


     The Apollo Investors are investment partnerships managed by Apollo Management IV, L.P., a Delaware limited partnership founded by Leon Black with offices in New York and California. The Apollo investment funds have invested more than $7 billion in over 25 companies, including Vail Resorts, Inc. and Telemundo Group, Inc.



     The Junior Preferred Stock will be convertible at any time into shares of Common Stock, at a price of $30 per share of Common Stock. Assuming the Company issues the Series A Preferred Stock but does not exercise the Series B Put Option, the Junior Preferred Stock will be convertible into an aggregate of 4,500,000 shares of Common Stock, or approximately 16.3% of the Common Stock that would be outstanding assuming full conversion of the Series A Preferred Stock. If the Company does exercise the Series B Put Option, the Junior Preferred Stock will be convertible into 6,666,667 shares of Common Stock, or approximately 22.3% of the Common Stock that would be outstanding assuming full conversion of the Junior Preferred Stock.


     The issuance and sale of the Junior Preferred Stock by the Company (the 'Contemplated Transactions') is conditioned upon the satisfaction or waiver (by the party entitled to so waive) of a number of conditions set forth in the Stock Purchase Agreement, including (i) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (ii) the consent of the common stockholders to the Contemplated Transactions.


     The Junior Preferred Stock will be callable by the Company beginning November 15, 2001 if the current market price of the Common Stock, as defined in the Certificate of Designation of the Junior Preferred Stock, exceeds $60 per share for a period of 20 consecutive trading days, and will be callable in all events beginning November 15, 2003 at a price of 100% and must be redeemed by the Company on November 15, 2011. Dividends on the Junior Preferred Stock are payable annually either in cash or in kind by the issuance of additional shares of Junior Preferred Stock (valued at their liquidation preference of $100 per share), at the option of the Company. The Junior Preferred Stock will have the right to vote, on an as-converted basis, on matters in which the holders of the Common Stock have the right to vote. See ' -- Description of Junior Preferred Stock.'


RELATED TRANSACTIONS

     In connection with the execution of the Stock Purchase Agreement, David Margolese, Chairman and Chief Executive Officer of the Company, entered into a Voting Agreement with the Apollo Investors (the 'Voting Agreement') pursuant to which he agreed to, and did, consent to the transactions contemplated by the Stock Purchase Agreement, including the issuance of the Junior

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

Preferred Stock, with respect to 1,600,000 shares of Common Stock of the Company owned by him and an additional 2,834,500 shares of Common Stock which he has the right to vote pursuant to the terms of the Voting Trust Agreement.

     In connection with the execution of the Stock Purchase Agreement, David Margolese and the Company also entered into a Tag-Along Agreement with the Apollo Investors (the 'Tag-Along Agreement'). Pursuant to the Tag-Along Agreement, in the event that Mr. Margolese sells more than 800,000 shares of Common Stock of the Company prior to the earlier of the date that the Apollo Investors beneficially own less than 2,000,000 shares of Common Stock or the date that is six months after the nationwide commercial introduction of the Company's CD Radio service, then the Apollo Investors have certain rights to sell, on a pro rata basis with Mr. Margolese, a portion of the Common Stock owned by the Apollo Investors in any subsequent transaction in which Mr. Margolese disposes of 80,000 or more shares of Common Stock.

     To induce each other to enter into the Stock Purchase Agreement and to complete the Contemplated Transactions, the Company and the Apollo Investors made certain customary representations and warranties and agreed to certain covenants, as set forth in the Stock Purchase Agreement. The Apollo Investors' covenants include an agreement to refrain from selling or otherwise disposing of any of the Junior Preferred Stock at the request of the Company and its underwriter for a period of up to 180 days if the Company is conducting a registered offering of Common Stock or securities convertible into Common Stock.

     As an additional inducement to enter into the Stock Purchase Agreement and to complete the Contemplated Transactions, the Company also agreed to grant the Apollo Investors certain registration rights in respect of the Junior Preferred Stock, as described below. See ' -- Description of Junior Preferred
Stock -- Registration Rights.'

     On November 13, 1998, the Company amended the Rights Agreement, dated as of October 22, 1997 (the 'Rights Agreement'), between the Company and Continental Stock Transfer & Trust Company, as rights agent, to render the Rights Agreement inapplicable to the Contemplated Transactions and to permit the Apollo Investors, and any other person deemed to beneficially own the shares of Junior Preferred Stock owned by the Apollo Investors, to (i) purchase shares of Junior Preferred Stock pursuant to the Stock Purchase Agreement, (ii) acquire additional shares of Junior Preferred Stock pursuant to dividends declared on the Junior Preferred Stock, (iii) acquire additional shares of Common Stock upon the conversion of shares of Junior Preferred Stock into shares of Common Stock, or (iv) acquire up to an additional 1% of the outstanding shares of Common Stock, in each case, without the Apollo Investors becoming 'Acquiring Persons' within the meaning of the Rights Agreement.

BOARD ACTION

     The Board of Directors considered the financing options available to the Company in light of current market conditions and determined that it is in the Company's best interests to consummate the issuance and sale of the Series A Preferred Stock and to have the option to sell the Series B Preferred Stock. In addition, the Board of Directors believes that the reputation and financial resources of the Apollo Investors make the Proposal an attractive financing arrangement.

     If the Proposal is approved by the stockholders, the Company will promptly file the Certificates of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of the Series A Preferred Stock and the
Series B Preferred Stock with the Delaware Secretary of State and will promptly take all other actions necessary to consummate the issuance and sale of the Series A Preferred Stock to the Apollo Investors. The net proceeds from the sale of the Series A Preferred Stock and, if applicable, the Series B Preferred Stock, together with the Company's current working capital and the proceeds from a recently completed sale of Common Stock to Prime 66 Partners, L.P., a Texas limited partnership affiliated with Sid Bass, should enable the Company to fund planned operations and construction of its satellite system through the fourth quarter of 1999.

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


DILUTION



     The conversion of the Series A Preferred Stock or Series B Preferred Stock into shares of Common Stock will cause dilution of the interest in the Company of existing holders of Common Stock. The Company is unable to predict the effect that sales by the Apollo Investors of the Junior Preferred Stock or shares of Common Stock into which shares of Junior Preferred Stock are converted, whether made under Rule 144, pursuant to future registration statements or otherwise, may have on any then prevailing market price for shares of the Common Stock. Nevertheless, sales of a substantial amount of Common Stock in the public market or the perception that such sales could occur, could adversely affect market prices. See ' -- Description of Junior Preferred Stock -- Conversion.'


DESCRIPTION OF JUNIOR PREFERRED STOCK


     The Board of Directors is authorized, subject to any limitations prescribed by law, without further stockholder approval, to issue from time to time up to an aggregate of 50,000,000 shares of the Company's authorized class of undesignated Preferred Stock, in one or more series. Each such series of Preferred Stock shall have such number of shares, designations, preferences, powers, qualifications and special or relative rights or privileges as may be determined by the Board of Directors, which may include, among others, dividend rights, voting rights, redemption and sinking fund provisions, liquidation preferences, conversion rights and preemptive rights. The stockholders of the Company have granted the Board of Directors authority to issue Preferred Stock and to determine its rights and preferences to eliminate delays associated with a stockholder vote on specific issuances. The rights of the holders of Common Stock will be subject to the rights of any Preferred Stock issued in the future.


     Initially, the Company will issue 1,350,000 shares of Series A Preferred Stock and, if it exercises the Series B Put Option, will issue 650,000 shares of Series B Preferred Stock. In order to permit the Company to issue additional shares of Series A Preferred Stock and Series B Preferred Stock in payment of dividends that may be required to be paid thereon from time to time, the Board of Directors has authorized the issuance of up to 4,300,000 shares of the Series A Preferred Stock and up to 2,100,000 shares of the Series B Preferred Stock. The following is a summary of the rights of the Junior Preferred Stock proposed to be issued.

     Dividends. The annual dividend rate per share of the Junior Preferred Stock will be an amount equal to 9.2% of the sum of (x) the Liquidation Preference (as defined below) of the Junior Preferred Stock and (y) all unpaid dividends, if any, whether or not declared, from the date of issuance of such share of Junior Preferred Stock (for shares of Series A Preferred Stock, the 'Closing Date' and, for shares of Series B Preferred Stock, the 'Option Closing Date') to the applicable dividend payment date. Dividends on the shares of Junior Preferred Stock will be cumulative, accruing annually and, when and as declared by the Board of Directors of the Company, will be payable annually initially on November 15, 1999 and on each November 15 thereafter (each, a 'Dividend Payment Date'). If any dividend payable on any Dividend Payment Date is not declared or paid on such Dividend Payment Date in full, in cash or in additional shares of Junior Preferred Stock of the same series, then the amount of such unpaid dividend ('Default Dividends') will be accumulated and will accrue dividends, until paid, compounded annually at a rate equal to 15% per annum. Dividends may be paid in cash, shares of Junior Preferred Stock of the same series or any combination thereof, at the option of the Company. Default Dividends may only be paid in shares of Junior Preferred Stock of the same series.

     With respect to the payment of dividends, the Series A Preferred Stock will rank on a parity with the Series B Preferred Stock. If and so long as full cumulative dividends payable on the shares of Junior Preferred Stock in respect of all prior dividend periods have not been paid or set apart for payment and proper provision has not been made such that holders of Junior Preferred Stock are offered the opportunity to make a Payout Election (as defined below) in lieu of a Conversion Price adjustment (as described below), the Company will not pay any dividends, except for dividends payable in Common Stock or capital stock of the Company ranking junior to the Junior Preferred Stock in payment of dividends ('Junior Dividend Stock') or make any distributions of assets on or redeem, purchase or otherwise acquire for consideration shares of Common Stock or Junior Dividend Stock.

     If and so long as any accrued and unpaid dividends payable on any shares of capital stock of the Company ranking senior to the Junior Preferred Stock in payment of dividends have not been paid or set apart for payment, the Company will not pay any dividends in cash on shares of Junior Preferred Stock. No dividends paid in cash will be paid or declared and set apart for payment on any shares of Junior Preferred Stock or of capital stock of the Company ranking on a parity with the Junior Preferred Stock in the payment of dividends ('Parity Dividend Stock') for any period unless the Company has paid or declared and set apart for payment, or contemporaneously pays or declares and sets apart for payment, on the Junior Preferred Stock all accrued and unpaid dividends for all dividend payment periods terminating on or prior to the date of payment of such dividends; provided, however, that all dividends accrued by the Company on shares of Junior Preferred Stock or Parity Dividend Stock will be declared pro rata with respect to all shares of Junior Preferred Stock and Parity Dividend Stock then outstanding, based on the ratio of unpaid dividends on the Junior Preferred Stock to unpaid dividends on the Parity Dividend Stock. No dividends paid in cash will be paid or declared and set apart for payment on Junior Preferred Stock for any period unless the Company has paid or declared and set apart for payment, or contemporaneously pays or declares and sets apart for such payment, on any shares of Parity Dividend Stock all accrued and unpaid dividends for all dividend payment periods terminating on or prior to the date of payment of such dividends.


     Redemption. Except as described below, shares of Junior Preferred Stock may not be redeemed by the Company at its option prior to November 15, 2003. From and after November 15, 2001 and prior to November 15, 2003, the Company may redeem shares of Junior Preferred Stock, in whole or in part, at any time at a redemption price of 100% of the Liquidation Preference (as defined below) of the shares of Junior Preferred Stock redeemed, plus unpaid dividends, if any, whether or not declared, to the redemption date, if the average closing price of the Common Stock as reported in The Wall Street Journal or, at the election of the Company, other reputable financial news source, for the 20 consecutive trading days prior to the notice of redemption thereof (the 'Current Market Price') equals or exceeds $60 per share (subject to adjustments).


     From and after November 15, 2003, the Company may redeem shares of Junior Preferred Stock, in whole or in part, at any time at a redemption price of 100% of the Liquidation Preference of the Junior Preferred Stock redeemed, plus unpaid dividends, if any, whether or not declared, to the redemption date.

     On November 15, 2011, the Company will be required to redeem all outstanding shares of Junior Preferred Stock at a redemption price of 100% of the Liquidation Preference of the Junior Preferred Stock redeemed, plus unpaid dividends, if any, whether or not declared, to the redemption date.

     The amount paid to the holders of shares of Junior Preferred Stock upon redemption that is allocable to the Liquidation Preference of the shares of Junior Preferred Stock will be paid in cash and the amount of any unpaid dividends to be paid on the shares of Junior Preferred Stock redeemed will be paid in cash, shares of Junior Preferred Stock of the same series or any combination thereof at the option of the Company.


     Change of Control. Upon the occurrence of a Change of Control (as defined below), the Company must make an offer (a 'Change of Control Offer') to purchase all then outstanding shares of Junior Preferred Stock at a purchase price in cash equal to 101% of their Liquidation Preference, plus any unpaid dividends (paid in cash), if any, whether or not declared, to the date such shares are purchased; provided that if the purchase of the Junior Preferred Stock would violate or constitute a default under (i) the Company's 15% Senior Secured Discount Notes due 2007 (the 'Senior Secured Notes') or the indenture relating to the Senior Secured Notes (the 'Indenture') or (ii) the indenture or indentures or other agreement or agreements under which there may be issued or outstanding from time to time other indebtedness of the Company ('Other Agreements') in an aggregate principal amount not exceeding $450 million (less the amount, if any, of indebtedness issued to replace, refinance or refund the Senior Secured Notes) because the Company has not satisfied all of its obligations under the Indenture and such Other Agreements arising from the Change of Control (collectively, the 'Senior Obligations'), then the Company will be required to use its best efforts to satisfy the Senior Obligations as promptly as possible or to obtain the requisite consents necessary to permit the repurchase of the Junior Preferred

Stock, and until such Senior Obligations are satisfied or such consents are obtained, the Company will not be obligated to make a Change of Control Offer.


     A 'Change of Control' is defined as the occurrence of any of the following events: (i) any 'person' or 'group' (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the 'beneficial owner' (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have 'beneficial ownership' of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total outstanding voting stock of the Company; (ii) the Company consolidates with or merges with or into another person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person, or any person consolidates with or merges with or into the Company, in any such event, pursuant to a transaction in which the outstanding voting stock of the Company is converted into or exchanged for cash, securities or other property, other than, at all times when the Senior Secured Notes are outstanding, those transactions that are not deemed a 'Change of Control' under the terms of the Indenture; (iii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such Board of Directors, or whose nomination for election by the stockholders of the Company, was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (iv) the Company is liquidated or dissolved or a special resolution is passed by the stockholders of the Company approving a plan of liquidation or dissolution, other than, at all times when the Senior Secured Notes are outstanding, those transactions that are not deemed a 'Change of Control' under the terms of the Indenture.


     Notwithstanding the foregoing, no transaction or event will be deemed a 'Change of Control' if (i) all of the outstanding shares of Common Stock are to be converted pursuant thereto solely into the right to receive, for each share of Common Stock so converted, cash and/or shares of Qualifying Acquiror Common Stock (as defined below) (valued at its Current Market Price) together having a value in excess of $30.30, (ii) the Company has declared and paid all dividends on the Junior Preferred Stock, whether or not theretofore declared or undeclared, to the date of the Change of Control and the holders thereof have been given reasonable opportunity to convert, prior to such Change of Control, any shares of Junior Preferred Stock so issued as a dividend, and (iii) immediately following such event the number of shares of Qualifying Acquiror Common Stock into which shares of Junior Preferred Stock have been converted (together with, if shares of Junior Preferred Stock are to remain outstanding, any shares of Qualifying Acquiror Common Stock into which all outstanding shares of Junior Preferred Stock would be convertible) represent both (A) less than 5% of the total number of shares of Qualifying Acquiror Common Stock outstanding immediately after such event and (B) less than one third of the number of shares of Qualifying Acquiror Common Stock that would be Publicly Traded immediately after such event. The term 'Qualifying Acquiror Common Stock' means the common stock of any corporation if listed on or admitted to trading on the New York Stock Exchange, American Stock Exchange or Nasdaq, and the term 'Publicly Traded' means shares of such Qualifying Acquiror Common Stock that are both (a) held by persons who are neither officers, directors or Affiliates of such corporation nor the 'beneficial owner' (as such term is defined in Rule 13d-3 under the Exchange Act) of 5% or more of the total number of shares then issued and outstanding, and (b) not 'restricted securities' (as such term is defined in Rule 144 of the Securities Act of 1933, as amended).

     Conversion. Each share of Junior Preferred Stock may be converted at any time, at the option of the holder, unless previously redeemed, into a number of shares of Common Stock calculated by dividing the Liquidation Preference of the Junior Preferred Stock (without unpaid dividends) by $30.00 (as adjusted from time to time, the 'Conversion Price'). The Conversion Price will not be adjusted at any time for unpaid dividends on the shares of Junior Preferred Stock, but will be subject to adjustment for the occurrence of certain corporate events affecting the Common Stock. Upon conversion, holders of the Junior Preferred Stock will be entitled to receive any unpaid dividends upon the shares of Junior Preferred Stock converted payable in cash, shares of Common Stock or a combination thereof, at the option of the Company.

     The Conversion Price for shares of Junior Preferred Stock will be subject to adjustment in certain events, including (i) dividends and other distributions payable in Common Stock on any class of capital stock of the Company, (ii) subdivisions, combinations and reclassifications of the Common Stock, (iii) the issuance to all holders of Common Stock of rights or warrants entitling them to subscribe for or purchase Common Stock at less than fair market value, (iv) distributions to all holders of Common Stock of evidence of indebtedness of the Company or assets, (v) repurchases, redemptions or other acquisitions of the Common Stock by the Company at a price per share greater than the Current Market Price per share of Common Stock on the date of such event, (vi) issuance or sale of Common Stock by the Company at a price per share more than 15% below (or, in the case of any issuance or sale to an affiliate of the Company, any amount below) the Current Market Price per share of Common Stock on the date of such event (except for issuances to or through a nationally recognized investment banking firm in which affiliates of the Company purchase less than 25% of the shares in such offering) and (vii) a consolidation or merger to which the Company is a party or the sale or transfer of all or substantially all of the assets of the Company.

     The Conversion Price for shares of Junior Preferred Stock will not be adjusted in the event that (i) such adjustment would not require an increase or decrease of at least 1% in the Conversion Price then in effect or (ii) with respect to each series of Junior Preferred Stock and in connection with an adjustment that would be made in respect of a dividend, purchase, redemption or other acquisition, holders of a majority of the outstanding shares of such series of Junior Preferred Stock elect to participate in such dividend, purchase, redemption or other acquisition (a 'Payout Election') pro rata with the holders of Common Stock or capital stock ranking junior to the Junior Preferred Stock ('Junior Stock').

     Voting Rights. So long as any shares of Junior Preferred Stock are outstanding, each share of Junior Preferred Stock will entitle the holder thereof to vote, in person or by proxy, at any special or annual meeting of stockholders, on all matters entitled to be voted on by holders of Common Stock voting together as a single class with all other shares entitled to vote thereon. With respect to any such vote, each share of Junior Preferred Stock will entitle the holder thereof to cast that number of votes per share as is equal to the number of votes that such holder would be entitled to cast had such holder converted its shares of Junior Preferred Stock into shares of Common Stock on the record date for determining the stockholders of the Company eligible to vote on any such matters.


     In addition to any vote or consent of stockholders required by law or by the Company's Amended and Restated Certificate of Incorporation, the consent or vote of the holders of at least a majority of the shares of a particular series of Junior Preferred Stock at any time issued and outstanding will be necessary for effecting or validating any reclassification of such series of Junior Preferred Stock or amendment, alteration or repeal of any of the provisions of the Amended and Restated Certificate of Incorporation or Amended and Restated By-laws of the Company which adversely affects the voting powers, rights or preferences of the holders of the shares of such series of Junior Preferred Stock. The consent of the holders of at least a majority of the shares of Junior Preferred Stock at the time issued and outstanding, acting as a single class, will be necessary for effecting or validating any amendment, alteration or repeal of any of the provisions of the Amended and Restated Certificate of Incorporation or Amended and Restated By-laws of the Company which affects adversely the voting powers, rights or preferences of the holders of the shares of both series of Junior Preferred Stock. Any amendment of the provisions of the Company's Amended and Restated Certificate of Incorporation so as to authorize or create, or to increase the authorized amount of, any Junior Stock will not be deemed to affect adversely the voting powers, rights or preferences of the holders of shares of Junior Preferred Stock. The consent of at least a majority of the shares of each series of Junior Preferred Stock will also be necessary for effecting or validating:


          (i) the authorization or creation of, or the increase in the authorized amount of, or the issuance of any shares of any class or series of capital stock ranking senior to the Junior Preferred Stock ('Senior Stock') or any security convertible into shares of any class or series of Senior Stock;

          (ii) the authorization or creation of, or the increase in the authorized amount of, or the issuance of any shares of any class or series of capital stock ranking on a parity with the Junior Preferred Stock ('Parity Stock') or any security convertible into shares of any class or series of

     Parity Stock such that the aggregate liquidation preference of all outstanding shares of Parity Stock (other than (x) shares of Junior Preferred Stock issued pursuant to the Stock Purchase Agreement and (y) shares of Junior Preferred Stock issued as a dividend in respect of shares issued in respect of (x) or (y)) would exceed the sum of (A) $135,000,000 and (B) the aggregate liquidation preference of the shares of Series B Preferred Stock issued at the Option Closing, if any;

          (iii) the merger or consolidation of the Company with or into any other entity, unless the resulting corporation will thereafter have no class or series of shares and no other securities either authorized or outstanding ranking prior to, or on a parity with, shares of Junior Preferred Stock; provided, however, that no such vote or consent of the holders of Junior Preferred Stock will be required if prior to the time when such merger or consolidation is to take effect, and regardless of whether such merger or consolidation would constitute a Change of Control, a Change of Control Offer is made for all shares of Junior Preferred Stock at the time outstanding; and

          (iv) the application of any funds, property or assets of the Company to the purchase, redemption, sinking fund or other retirement of any shares of any class of Junior Stock, or the declaration, payment or making of any dividend or distribution on any shares of any class of Junior Stock, other than a dividend or dividends payable solely in shares of Common Stock or Junior Stock of the same series, unless the holders of Junior Preferred Stock have been offered the opportunity to make a Payout Election with respect to such event.

     In connection with the foregoing class rights to vote, each holder of shares of Junior Preferred Stock shall have one vote for each share of Junior Preferred Stock held. The above notwithstanding, and subject to their right to vote on an as-converted-basis on matters on which holders of Common Stock are entitled to vote, no consent of holders of Junior Preferred Stock will be required for the creation of any indebtedness of any kind of the Company.

     Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the Series A Preferred Stock will rank on a parity with the Series B Preferred Stock and, before any distribution of the assets of the Company to the holders of shares of Common Stock or any other class or series of Junior Stock, but after payment of the liquidation preference payable on the Company's 10 1/2% Series C Convertible Preferred Stock, par value $.001 per share, or any other class or series of Senior Stock, the holders of shares of Junior Preferred Stock will be entitled to receive out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, an amount per share of Junior Preferred Stock equal to $100 (the 'Liquidation Preference'), plus accrued and unpaid dividends on such share of Junior Preferred Stock, if any, to the date of final distribution.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, before any distribution of assets of the Company to the holders of shares of Junior Preferred Stock or Parity Stock, the holders of any shares of Senior Stock will be entitled to receive out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, an amount per share of such Senior Stock equal to the liquidation preference thereof, plus accrued and unpaid dividends thereon, if any, to the date of final distribution.

     If, upon any liquidation, dissolution or winding up of the Company, the amounts payable with respect to the shares of Junior Preferred Stock or any Parity Stock are not paid in full, then such holders will share ratably in any such distribution of assets, or proceeds thereof, in proportion to the full respective preferential amounts to which they are entitled. Neither a consolidation nor a merger of the Company with one or more other corporations, nor a sale or a transfer of all or substantially all of the assets of the Company, will be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Company.

     Exchange. Shares of Junior Preferred Stock may be exchanged at any time and from time to time, at the Company's option, for the Company's 9.2% Convertible Debentures (the 'Convertible Debt'). The Convertible Debt will be issued pursuant to an indenture to be agreed upon by the Company and the Apollo Investors or, if no such indenture has been agreed upon as of the Closing Date, an indenture acceptable, in form and substance, to a majority of the holders of the Junior Preferred Stock immediately prior to the effectiveness of such indenture.

     The Convertible Debt will have a maturity date 13 years following the Closing Date, a principal amount equal to the aggregate Liquidation Preference of the shares of Junior Preferred Stock exchanged and will provide for the payment of interest at a rate of 9.2% per annum, payable annually in cash or additional Convertible Debt, at the option of the Company. The Convertible Debt will be convertible and redeemable on terms substantially similar to those of the Junior Preferred Stock.


     Registration Rights. Under the Stock Purchase Agreement, at any time after the date which is the second anniversary of the Closing Date, holders of shares of Series A Preferred Stock, or shares of Common Stock into which shares of Series A Preferred Stock have been converted, representing, in the aggregate, at least 50% of the shares of Common Stock into which shares of Series A Preferred Stock have been or may be converted (assuming conversion of the Series A Preferred Stock) ('Series A Registrable Securities') will be entitled, on two occasions, to require the Company to register the Series A Registrable Securities for sale in an underwritten public offering by a nationally recognized investment banking firm or firms reasonably acceptable to the Company. At any time after the date which is the second anniversary of the Closing Date, holders of shares of Series B Preferred Stock or shares of Common Stock into which shares of Series B Preferred Stock have been converted representing, in the aggregate, at least 50% of the shares of Common Stock into which shares of Series B Preferred Stock have been or may be converted (assuming conversion of the Series B Preferred Stock) ('Series B Registrable Securities') will be entitled, on one occasion, to require the Company to register the Series B Registrable Securities for sale in an underwritten public offering by a nationally recognized investment banking firm or firms reasonably acceptable to the Company.


     In the event that a demand registration would be seriously detrimental to the Company and its stockholders, such demand registration may be deferred, at the request of the Company, twice in any 12-month period for an aggregate period of time of up to 90 days. In addition, holders of Junior Preferred Stock will be subject to customary 'lockup' agreements at the request of the managing underwriter of any public offering on behalf of the Company. In the event the Company plans to file a registration statement on behalf of one or more security holders, holders of Junior Preferred Stock also have the right, subject to customary limitations and the rights of such other security holders, to request that such registration include their Registrable Securities. Holders of Junior Preferred Stock or Registrable Securities are entitled to an unlimited number of such 'piggyback' registrations.

     THE PRECEDING DESCRIPTION OF THE PROPOSAL AND THE RIGHTS AND PREFERENCES OF THE JUNIOR PREFERRED STOCK IS ONLY A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF ALL TERMS RELATED THERETO. THIS DESCRIPTION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO (A) THE STOCK PURCHASE AGREEMENT, A COPY OF WHICH IS ATTACHED AS ANNEX 1, (B) THE FORMS OF THE CERTIFICATES OF DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF THE SERIES A PREFERRED STOCK AND THE SERIES B PREFERRED STOCK, COPIES OF WHICH ARE ATTACHED AS EXHIBIT A AND EXHIBIT B TO THE STOCK PURCHASE AGREEMENT, RESPECTIVELY, (C) THE FORM OF OPINION OF COUNSEL TO THE COMPANY, A COPY OF WHICH IS ATTACHED AS EXHIBIT C TO THE STOCK PURCHASE AGREEMENT, (D) THE VOTING AGREEMENT, A COPY OF WHICH IS ATTACHED AS ANNEX 2, (E) THE TAG-ALONG AGREEMENT, A COPY OF WHICH IS ATTACHED AS ANNEX 3 AND (F) THE AMENDMENT TO THE RIGHTS AGREEMENT, A COPY OF WHICH IS ATTACHED AS ANNEX 4.

VOTING REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of a majority of the shares of Common Stock outstanding is required to approve the Proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS CONSENT TO THE
PROPOSAL.

SOLICITATION EXPENSES

     The Company will bear the cost of soliciting consents. Consents are being solicited by mail and, in addition, directors, officers, and employees of the Company may solicit consents personally or by telephone or facsimile transmission. No additional compensation will be paid on account of any such solicitations. The Company has also retained D.F. King & Co., Inc. to assist in the consent solicitation and tabulate the votes. The Company will pay D.F. King & Co., Inc. a fee of $5,000 and reimburse it for customary fees and expenses in connection with such engagement. Although there is no formal agreement to do so, the Company will reimburse custodians, brokerage houses, nominees, and other fiduciaries for the cost of sending Consent Solicitation material to their principals.

                             ADDITIONAL INFORMATION

     The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at its regional offices located at Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511; and 13th Floor, 7 World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such reports, proxy statements and other information concerning the Company also can be inspected and copied at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006, which supervises the Nasdaq National Market on which the Company's Common Stock is traded. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of the Commission's Web site is http://www.sec.gov.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

     Proposals of stockholders intended to be presented at the next annual meeting of the stockholders of the Company must have been received by the Company at its offices at 1180 Avenue of the Americas, 14th Floor, New York, New York 10036, on or before January 4, 1999, and satisfied the conditions established by the Commission for stockholder proposals to be included in the Company's proxy statement for that meeting.

                                          By order of the Board of Directors


                                          /S/ PATRICK L. DONNELLY
                                          PATRICK L. DONNELLY
                                          Secretary



December 7, 1998
New York, N.Y.

                                                                         ANNEX 1
_______________________________________________________________________________


                            STOCK PURCHASE AGREEMENT


                                  BY AND AMONG


                                 CD RADIO INC.,


                        APOLLO INVESTMENT FUND IV, L.P.


                                      AND


                       APOLLO OVERSEAS PARTNERS IV, L.P.


                            DATED: NOVEMBER 13, 1998

_______________________________________________________________________________

                               TABLE OF CONTENTS


                                                                                                              PAGE
                                                                                                              ----
                                                    ARTICLE 1

DEFINITIONS............................................................................................         1
 1.1    Definitions........................................................................................     1

                                                    ARTICLE 2
PURCHASE AND SALE OF SECURITIES........................................................................         4
 2.1    Purchase and Sale of Securities....................................................................     4
 2.2    Certificates of Designation........................................................................     4
 2.3    Closing............................................................................................     4
 2.4    Option.............................................................................................     5

                                                    ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................................         5
 3.1    Corporate Existence and Power......................................................................     5
 3.2    Subsidiaries.......................................................................................     6
 3.3    Corporate Authorization; No Contravention..........................................................     6
 3.4    Governmental Authorization; Third Party Consents...................................................     6
 3.5    Binding Effect.....................................................................................     6
 3.6    Capitalization of the Company......................................................................     6
 3.7    SEC Filings; Financial Statements..................................................................     7
 3.8    Absence of Certain Developments....................................................................     7
 3.9    Compliance with Laws...............................................................................     7
 3.10   Licenses...........................................................................................     7
 3.11   Litigation.........................................................................................     7
 3.12   Intellectual Property..............................................................................     8
 3.13   Private Offering...................................................................................     8
 3.14   Rights Agreement...................................................................................     8
 3.15   Board Approval; Delaware GCL 203; Stockholder Approval.............................................     8

                                                    ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.......................................................         8
 4.1    Existence and Power................................................................................     8
 4.2    Authorization; No Contravention....................................................................     9
 4.3    Governmental Authorization; Third Party Consents...................................................     9
 4.4    Binding Effect.....................................................................................     9
 4.5    Purchase for Own Account...........................................................................     9
 4.6    Sufficient Funds...................................................................................     9

                                                    ARTICLE 5
COVENANTS OF THE COMPANY...............................................................................         9
 5.1    Conduct of Business................................................................................     9
 5.2    Indemnification of Brokerage.......................................................................    10
 5.3    Rule 144...........................................................................................    10
 5.4    Stockholder Approval...............................................................................    10
 5.5    Rights Agreement and Board Approval................................................................    10
 5.6    Convertible Debt Indenture.........................................................................    10

                                                    ARTICLE 6
COVENANTS OF THE PURCHASER.............................................................................        10
 6.1    Indemnification of Brokerage.......................................................................    10
 6.2    Lock-Up Agreement..................................................................................    11
 6.3    Short Sales and Derivatives........................................................................    11
 6.4    Convertible Debt Indenture.........................................................................    11

                                                                                                              PAGE
                                                                                                              ----


                                                   ARTICLE 7
CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASERS TO CLOSE......................................        11
 7.1    Representations and Covenants......................................................................    12
 7.2    Consents and Approvals.............................................................................    12
 7.3    Filing of Certificates of Designation..............................................................    12
 7.4    Opinion of Counsel to the Company..................................................................    12
 7.5    HSR Act............................................................................................    12
 7.6    No Claims..........................................................................................    12

                                                    ARTICLE 8
CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO CLOSE.........................................        12
 8.1    Representations and Covenants......................................................................    12
 8.2    Consents and Approvals.............................................................................    12
 8.3    HSR Act............................................................................................    12
 8.4    No Claims..........................................................................................    13

                                                    ARTICLE 9
REGISTRATION RIGHTS....................................................................................        13
 9.1    Requested Registration.............................................................................    13
 9.2    Company Registration...............................................................................    14
 9.3    Transferability....................................................................................    14
 9.4    Expenses of Registration...........................................................................    14
 9.5    Registration Procedures............................................................................    15
 9.6    Indemnification....................................................................................    16
 9.7    ...................................................................................................    17

                                                    ARTICLE 10
TERMINATION OF AGREEMENT...............................................................................        17
10.1    Termination........................................................................................    17
10.2    Survival After Termination.........................................................................    18

                                                    ARTICLE 11
MISCELLANEOUS..........................................................................................        18
11.1    HSR Approval.......................................................................................    18
11.2    Expenses...........................................................................................    18
11.3    Notices............................................................................................    18
11.4    Successors and Assigns.............................................................................    19
11.5    Amendment and Waiver...............................................................................    19
11.6    Counterparts.......................................................................................    19
11.7    Headings...........................................................................................    19
11.8    GOVERNING LAW......................................................................................    19
11.9    Severability.......................................................................................    19
11.10   Entire Agreement...................................................................................    19
11.11   Further Assurances.................................................................................    20
11.12   Public Announcements...............................................................................    20


SCHEDULE 3.2   Subsidiaries of the Company
SCHEDULE 3.4   Required Consents
EXHIBIT A      Form of Certificate of Designation of 9.2% Series A Junior Cumulative Convertible Preferred
                 Stock
EXHIBIT B      Form of Certificate of Designation of 9.2% Series B Junior Cumulative Convertible Preferred
                 Stock
EXHIBIT C      Form of Opinion of Counsel to the Company

                            STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT, dated as of November 13, 1998 (this 'Agreement'), by and among CD RADIO INC., a Delaware corporation (the 'Company'), and APOLLO INVESTMENT FUND IV, L.P., a Delaware limited partnership ('AIF IV') and APOLLO OVERSEAS PARTNERS IV, L.P., a Cayman Islands limited partnership ('AOP IV,' and together with AIF IV, and including their respective successors and permitted assigns, the 'Purchasers').

     WHEREAS, the Company proposes to issue and sell to the Purchasers, and the Purchasers propose to buy, for an aggregate purchase price of One Hundred Thirty-Five Million Dollars ($135,000,000), 1,350,000 shares of 9.2% Series A Junior Cumulative Convertible Preferred Stock, par value $.001 per share, of the Company;

     WHEREAS, the Company wishes to acquire from the Purchasers, and the Purchasers wish to grant to the Company, an option to require the Purchasers to purchase an aggregate of 650,000 shares of 9.2% Series B Junior Cumulative Convertible Preferred Stock, par value $.001 per share, of the Company on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the meanings set forth below:

          'Affiliate' means a Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Person specified.

          'Agreement' means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

          'AIF IV' has the meaning assigned to such term in the preamble.

          'Allocation Notice' has the meaning assigned to such term in Section 2.3(b).

          'AOP IV' has the meaning assigned to such term in the preamble.

          'Beneficial Owner' shall mean a Person who beneficially owns any securities within the meaning of Rule 13d-3 under the Exchange Act, and 'beneficially owned' and 'beneficial ownership' shall have correlative meanings.

          'Board of Directors' means the board of directors of the Company or any duly authorized committee thereof.

          'Broker' has the meaning assigned to such term in Section 5.2.

          'Business Day' means any day other than Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

          'Bylaws' means the bylaws of the Company, as the same may have been amended and in effect as of the Closing Date.

          'Certificate of Incorporation' means the Amended and Restated Certificate of Incorporation of the Company, as the same may have been amended and in effect as of the Closing Date.

          'Claims' means actions, causes of action, suits, claims, complaints, demands, litigations or legal, administrative or arbitral proceedings.

          'Closing' has the meaning assigned to such term in Section 2.3.

          'Closing Date' has the meaning assigned to such term in Section 2.3.

          'Commission' means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

          'Common Stock' means the Common Stock, par value $.001 per share, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

          'Company Options' has the meaning assigned to such term in Section
     3.6.

          'Contemplated Transactions' means the transactions contemplated by this Agreement, including without limitation the purchase and sale of the Series A Preferred Stock and, if applicable, the Series B Preferred Stock.

          'Contractual Obligation' means, as to any Person, any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

          'Control' (including the terms 'controlling,' 'controlled by' and 'under common control with') means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          'Delaware GCL' means the Delaware General Corporation Law.

          'Demand Notice' has the meaning assigned to such term in Section
     9.1(a).

          'Exchange Act' means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

          'Exercising Holder' has the meaning assigned to such term in Section 9.1(d).

          'Existing Plans' has the meaning assigned to such term in Section 3.6.

          'FCC' has the meaning assigned to such term in Section 2.4(c)(i).

          'GAAP' means United States generally accepted accounting principles as in effect from time to time.

          'Governmental Authority' means the government of any nation, state, city, locality or other political subdivision of any thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any international regulatory body having or asserting jurisdiction over a Person, its business or its properties.

          'HSR Act' means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations of the Federal Trade Commission thereunder.

          'Holder' means a holder of shares of Series A Preferred Stock, shares of Series B Preferred Stock, Series A Registrable Securities or Series B Registrable Securities.

          'Intellectual Property' has the meaning assigned to such term in
     Section 3.12.

          'Lien' means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), restriction or other security interest of any kind or nature whatsoever.

          'Lock-up Period' has the meaning assigned to such term in Section 6.2.

          'Lock-up Request' has the meaning assigned to such term in Section
     6.2.

          'Loral' means Loral Space & Communications, Ltd., a Bermuda corporation.

          'Material Adverse Effect' has the meaning assigned to such term in
     Section 3.8.

          'NASD' means the National Association of Securities Dealers, Inc.

          'Offering' has the meaning assigned to such term in Section 6.2.

          'Option' has the meaning assigned to such term in Section 2.4(a).

          'Option Allocation Notice' has the meaning assigned to such term in
     Section 2.4(a).

          'Option Closing' has the meaning assigned to such term in Section 2.4(b).

          'Option Closing Date' has the meaning assigned to such term in Section 2.4(a).

          'Option Notice' has the meaning assigned to such term in Section
     2.4(a).

          'Option Shares' has the meaning assigned to such term in Section
     2.4(a).

          'Person' means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

          'Prospectus' shall mean the prospectus included in any Registration Statement (including without limitation a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

          'Purchased Shares' has the meaning assigned to such term in Section
     2.1.

          'Registrable Securities' has the meaning assigned to such term in
     Section 9.1(d).

          'Registration Expenses' means all expenses incurred by the Company in compliance with Article 9, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audit incident to or required by any such registration.

          'Registration Statement' shall mean any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          'Required Consents' has the meaning assigned to such term in Section 3.4.

          'Requirement of Law' means, as to any Person, the Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, qualification, license or franchise or determination (including, without limitation, those related to taxes) of an arbitrator or a court or other Governmental Authority or of the NASD or the Nasdaq National Market or any national securities exchange on which the Common Stock is listed or admitted to trading, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated hereby.

          'Rights Agreement' has the meaning assigned to such term in Section 3.14(a).

          'Rule 144' shall mean Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          'SEC Reports' means all proxy statements, registration statements, reports and other documents filed or required to be filed by the Company or any of its Subsidiaries with the Commission pursuant to the Securities Act or the Exchange Act since December 31, 1997.

          'Securities Act' means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

          'Seller's Fee' has the meaning assigned to such term in Section 5.2.

          'Series A Preferred Stock' means the Company's 9.2% Series A Junior Cumulative Convertible Preferred Stock, par value $.001 per share, established by the filing of the Certificate of Designations thereof in the form attached hereto as Exhibit A in the Office of the Secretary of State of Delaware.

          'Series A Registrable Securities' shall mean the shares of Common Stock into which shares of Series A Preferred Stock issued hereunder may be converted and any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares of Common Stock, until, in the case of any such share, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it,

     (ii) in the opinion of outside counsel to the Company, it is saleable by the holder thereof pursuant to Rule 144(k), or (iii) it is distributed to the public by the holder thereof pursuant to Rule 144; provided, however, that for purposes of Article 9 and Article 6, during the period in which disposition of such Purchased Shares would violate the terms of a lock-up agreement, Series A Registrable Securities shall not include any shares of Common Stock into which shares of Series A Preferred Stock that are subject to such lock-up agreement may be converted.

          'Series B Preferred Stock' means the Company's 9.2% Series B Junior Cumulative Convertible Preferred Stock, par value $.001 per share, established by the filing of the Certificate of Designations thereof in the form attached hereto as Exhibit B in the Office of the Secretary of State of Delaware.

          'Series B Registrable Securities' shall mean the shares of Common Stock into which shares of Series B Preferred Stock issued hereunder may be converted and any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares of Common Stock, until, in the case of any such share, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) in the opinion of outside counsel to the Company, it is saleable by the holder thereof pursuant to Rule 144(k), or (iii) it is distributed to the public by the holder thereof pursuant to Rule 144; provided, however, that for purposes of Article 9 and Article 6, during the period in which disposition of such Option Shares would violate the terms of a lock-up agreement, Series B Registrable Securities shall not include any shares of Common Stock into which shares of Series B Preferred Stock that are subject to such lock-up agreement may be converted.

          'Series C Preferred Stock' means the Company's 10 1/2% Series C Convertible Preferred Stock, par value $.001 per share.

          'Series C Warrants' has the meaning assigned to such term in Section 3.6.

          'Subsidiary' means in respect of any Person any other Person which, at the time as of which any determination is made, such Person or one or more of its Subsidiaries has, directly or indirectly, voting control.

          'Termination Date' has the meaning assigned to such term in Section 10.1(a).

          'Transfer' means any sale, assignment, hypothecation, transfer or other disposition. 'Transferor' and 'Transferee' shall have correlative meanings.

                                   ARTICLE 2
                        PURCHASE AND SALE OF SECURITIES

     2.1 Purchase and Sale of Securities. Subject to the terms set forth herein and in reliance upon the representations set forth below, the Company agrees to sell to the Purchasers, and the Purchasers agree collectively to purchase from the Company, on the Closing Date, an aggregate of 1,350,000 shares of Series A Preferred Stock for the aggregate purchase price of $135,000,000 (all of the shares of Series A Preferred Stock being purchased pursuant hereto being referred to herein as the 'Purchased Shares').

     2.2 Certificates of Designation. The Series A Preferred Stock shall have the powers, rights and preferences set forth in the form of Certificate of Designation thereof attached hereto as Exhibit A. The Series B Preferred Stock shall have the powers, rights and preferences set forth in the form of the Certificate of Designation thereof attached hereto as Exhibit B.

     2.3 Closing. (a) The purchase and issuance of the Purchased Shares shall take place at a closing (the 'Closing') to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064, at 10:00 A.M., local time, on the fifth Business Day after the conditions to closing set forth in Articles 7 and 8 (other than those to be satisfied at the Closing, which shall be satisfied or waived at the Closing) have been satisfied or waived by the party entitled to waive such condition (the 'Closing Date').

     (b) Not less than two Business Days prior to the Closing, the Purchasers shall advise the Company in writing (the 'Allocation Notice') of the names in which to register the shares of Series A Preferred

Stock to be purchased at the Closing (which shall be the names of one or both of the Purchasers or their nominees) and the number of shares to be purchased by each Purchaser (which numbers, when added together, shall equal 1,350,000). At the Closing, the Company shall deliver to the Purchasers certificates representing the Purchased Shares, duly registered in the name of each Purchaser or its nominee (as set forth in the Allocation Notice), and the Purchasers shall deliver to the Company the aggregate purchase price therefor by wire transfer of immediately available funds to an account designated in writing by the Company to the Purchasers at least two Business Days before the Closing.

     2.4 Option. (a) Subject to all of the terms and conditions of this Agreement, the Purchasers grant an option (the 'Option') to the Company to sell 650,000 shares of Series B Preferred Stock (the 'Option Shares') to the Purchasers at the same price per share as the Purchasers shall pay for the Purchased Shares. The Option may be exercised, in whole but not in part, at any time, upon written notice (the 'Option Notice') by the Company to the Purchasers no later than 12:00 noon, local time on or before the date that is the earlier of September 30, 1999 or ten months after the Closing Date, setting forth the aggregate number of Option Shares to be sold and the time and date for such sale (the 'Option Closing Date'), which date shall be at least 15 and no more than 20 Business Days after the date the Option Notice is delivered. Not less than two Business Days prior to the Option Closing (as defined below), the Purchasers shall advise the Company in writing (the 'Option Allocation Notice') of the names in which to register the shares of Series B Preferred Stock to be purchased at the Option Closing (which shall be the names of one or both of the Purchasers or their nominees) and the number of shares of Series B Preferred Stock to be purchased by each Purchaser.

     (b) On the Option Closing Date, the purchase and issuance of the Option Shares (the 'Option Closing') shall take place at the offices specified in
Section 2.3, at the time and date specified in the Option Notice. At the Option Closing, the Company shall deliver to the Purchasers certificates representing the Option Shares, duly registered in the name of each Purchaser or its nominee (as set forth in the Option Allocation Notice), and the Purchasers shall deliver to the Company the aggregate purchase price therefor by wire transfer of immediately available funds to an account designated in writing by the Company to the Purchasers at least two Business Days before the Option Closing Date.

     (c) The obligations of the Purchasers to purchase the Option Shares at the Option Closing are subject to satisfaction of the following conditions at or prior to the Option Closing (unless expressly waived in writing by the Purchasers at or prior to the Option Closing):

          (i) the representations and warranties of the Company set forth in Sections 3.1, 3.3, 3.4, 3.5, 3.7, 3.8, 3.9, 3.10(a), 3.10(b) (other than with respect to Federal Communications Commission ('FCC') approvals), 3.13 and 3.14 of this Agreement shall be true and correct in all material respects (other than those which are qualified as to materiality, Material Adverse Effect or other similar term, which shall be true and correct in all respects) with the same force and effect as though made on and as of the Option Closing Date, and the Company shall have delivered to the Purchasers a certificate, dated the date of the Option Closing Date and signed by an executive officer of the Company, to the foregoing effect; and

          (ii) the conditions specified in Sections 7.2, 7.4, 7.5 and 7.6 of this Agreement.

                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Purchasers as follows:

     3.1 Corporate Existence and Power. The Company (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is engaged; and (c) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement. The Company is duly qualified to do business as a foreign corporation in, and is in good standing under the laws of, each jurisdiction in which the conduct of its business or the nature of the property owned requires such qualification.

     3.2 Subsidiaries. Except as set forth on Schedule 3.2, the Company has no Subsidiaries and no interest or investments in any corporation, partnership, limited liability company, trust or other entity or organization. Each Subsidiary listed on Schedule 3.2 has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its properties and to conduct its business and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such registration, qualification or authorization. Except as disclosed on Schedule 3.2, all of the issued and outstanding capital stock (or equivalent interests) of each Subsidiary set forth on Schedule 3.2 has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company free and clear of any Liens and there are no rights, options or warrants outstanding or other agreements to acquire shares of capital stock (or equivalent interests) of such Subsidiary.

     3.3 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and the Contemplated Transactions, including, without limitation, the sale, issuance and delivery of the Purchased Shares and the Option Shares, (a) have been duly authorized by all necessary corporate action of the Company; (b) do not contravene the terms of the Certificate of Incorporation or Bylaws of the Company or the organizational documents of its Subsidiaries; and (c) do not violate or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of the Company or its Subsidiaries or any Requirement of Law applicable to the Company or its Subsidiaries. No event has occurred and no condition exists which, upon notice or the passage of time (or both), would constitute a default or change of control under any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or other material agreement of the Company or its Subsidiaries or the Certificate of Incorporation or Bylaws or the organizational documents of the Company's Subsidiaries.

     3.4 Governmental Authorization; Third Party Consents. Except for the approvals and consents as listed on Schedule 3.4 hereto (collectively, the 'Required Consents'), no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law, Contractual Obligation or otherwise, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale, issuance and delivery of the Purchased Shares or the Option Shares) by the Company, or enforcement against the Company, of this Agreement or the Contemplated Transactions.

     3.5 Binding Effect. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

     3.6 Capitalization of the Company. The authorized capital stock of the Company consists of (i) 200,000,000 shares of Common Stock, of which, as of November 6, 1998 (a) 23,145,104 shares were issued and outstanding and (b) 13,252,221 shares were reserved for issuance upon the exercise of outstanding stock options, warrants to purchase Common Stock and conversion of outstanding shares of Series C Preferred Stock and shares of Series C Preferred Stock issuable pursuant to warrants to purchase Series C Preferred Stock, and (ii) 50,000,000 shares of Preferred Stock, of which 1,476,516 shares of Series C Preferred Stock were issued and outstanding as of November 6, 1998. Each share of Series C Preferred Stock may be converted at any time, at the option of the holder, unless previously redeemed, into a number of shares of Common Stock calculated by dividing the $100 liquidation preference of the Series C Preferred Stock (without accrued and unpaid dividends) by $18 (as adjusted from time to time). The Company has previously provided the Purchasers with a true and correct list of all outstanding options or warrants to purchase shares of any class or series of capital stock of the Company other than Series C Preferred Stock (collectively, the 'Company Options'), a true and correct list of all outstanding options or warrants to purchase Series C Preferred Stock (collectively, the 'Series C Warrants') and a true and correct list of each of the Company's stock option, incentive or other plans pursuant to which options or warrants to purchase capital stock of the Company may be issued, including any such plan adopted as of the date hereof but which remain subject to stockholder approval (collectively, the 'Existing Plans'). Except (a) as set forth in this Section 3.6, (b) shares of

Common Stock issued (i) pursuant to the exercise of outstanding Company Options or (ii) on the conversion of outstanding shares of Series C Preferred Stock or shares of Series C Preferred Stock issuable upon the exercise of outstanding Series C Warrants and (c) options granted under Existing Plans, on the Closing Date there will be no shares of Common Stock or any other equity security of the Company issuable upon conversion or exchange of any security of the Company nor will there be any rights, options or warrants outstanding or other agreements to acquire shares of capital stock of the Company nor will the Company be contractually obligated to purchase, redeem or otherwise acquire any of its outstanding shares of capital stock. The Company has not created any 'phantom stock,' stock appreciation rights or other similar rights the value of which is related to or based upon the price or value of the Common Stock or Series C Preferred Stock. None of the Company's outstanding debt or debt instruments provide voting rights with respect to the Company to the holders thereof. Other than Loral, which has waived its rights in connection with the Contemplated Transactions, no stockholder of the Company is entitled to any preemptive or similar rights to subscribe for shares of capital stock of the Company. All of the issued and outstanding shares of Common Stock and Series C Preferred Stock are, and the Purchased Shares (when issued hereunder) after payment of the purchase price therefor to the Company, will be, duly authorized, validly issued, fully paid and nonassessable.

     3.7 SEC Filings; Financial Statements. The Company has timely filed all SEC Reports. The SEC Reports complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as applicable, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements in the SEC Reports, in light of the circumstances under which they were made, not misleading. Each of the Company's financial statements (including, in each case, any related notes) contained in the SEC Reports complied as to form in all material respects with applicable published rules and regulations of the Commission with respect thereto, was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements) and fairly presented the financial position of the Company and its Subsidiaries as at the respective dates and for the periods indicated, except that the unaudited financial statements were subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount or effect.

     3.8 Absence of Certain Developments. Since December 31, 1997, except as described in the SEC Reports filed with the Commission prior to the date hereof (together with the draft quarterly report on Form 10-Q for the quarter ended September 30, 1998 delivered to the Purchasers prior to the date hereof), there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management or condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole (a 'Material Adverse Effect'). For purposes of this Agreement, 'Material Adverse Effect' shall include any material adverse change in or affecting the technical feasibility of the Company's proposed satellite broadcast system (including, without limitation, its terrestrial repeater transmitter network or customer end-user components such as integrated circuits, adapters for existing radios and antennas), existing or proposed FCC approvals and proposed agreements with one or more consumer electronics manufacturers, in each case as may be required in connection with the Company's planned operations as described in the Company's SEC Reports filed as of the date hereof, but shall not include any change or prospective change which principally affects the date on which the Company will commence commercial operations but does not do any of the following: (a) affect the underlying technical feasibility of the Company's operations, (b) materially increase the total cost of achieving commercial operability or (c) affect the timing of any FCC approval.

     3.9 Compliance with Laws. None of the Company or its Subsidiaries is in material violation of any Requirement of Law to which it is subject.

     3.10 Licenses. The Company has no reason to believe that either (a) it will not finally obtain any license, permit, franchise or other authorizations necessary for it to conduct its business as described in the SEC Reports or (b) such license, permit, franchise or authorization will not be obtained on a timely basis.

     3.11 Litigation. Except with respect to certain filings made with the Federal Communications Commission by Primosphere, there is no legal action, suit, arbitration or other legal, administrative or

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other governmental investigation, inquiry or proceeding pending or, to the best knowledge of the Company, threatened against or affecting the Company or its Subsidiaries which, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect.

     3.12 Intellectual Property. The Company and its Subsidiaries own, free and clear of all Liens, and has good and marketable title to, or holds adequate licenses or otherwise possesses all such rights as are necessary to use all patents (and applications therefor), patent disclosures, trademarks, service marks, trade names, copyrights (and applications therefor), inventions, discoveries, processes, know-how, scientific, technical, engineering and marketing data, formulae and techniques (collectively, 'Intellectual Property') used or proposed to be used in or necessary for the conduct of its business as now conducted or as proposed to be conducted in the SEC Reports. The Company has not received notice or otherwise has reason to know of any conflict or alleged conflict with the rights of others pertaining to the Company's Intellectual Property. To the best of the Company's knowledge, the business of the Company as presently conducted and as proposed to be conducted in the SEC Reports does not infringe upon or violate any Intellectual Property rights of others.

     3.13 Private Offering. No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Purchased Shares. No registration of the Purchased Shares pursuant to the provisions of the Securities Act or any state securities or 'blue sky' laws will be required by the offer, sale, or issuance of the Purchased Shares pursuant to this Agreement, assuming the accuracy of the Purchaser's representation contained in Section 4.5.

     3.14 Rights Agreement. (a) The execution and delivery of this Agreement by the Company and the consummation of the Contemplated Transactions do not and will not (i) result in the ability of any person to exercise any Rights under the Rights Agreement, dated as of October 22, 1997, between the Company and Continental Stock Transfer & Trust Company, as rights agent (the 'Rights Agreement'), (ii) enable or require the Rights (as defined in the Rights Agreement) to separate from the shares of Common Stock to which they are attached or to be triggered or become exercisable, (iii) cause any 'Distribution Date' or 'Shares Acquisition Date' (as such terms are defined in the Rights Agreement) to occur or (iv) prior to the Closing Date, cause either Purchaser to 'beneficially own' (as such term is defined in the Rights Agreement) any shares of Common Stock.

     (b) No 'Distribution Date' or 'Shares Acquisition Date' (as such terms are defined in the Rights Agreement) has occurred.

     3.15 Board Approval; Delaware GCL 203; Stockholder Approval. (a) The Board of Directors, at a meeting duly called and held, has determined the Contemplated Transactions to be advisable and in the best interests of the Company and its stockholders and has approved each of the Contemplated Transactions and has resolved to recommend that the stockholders vote to approve or consent to each Contemplated Transaction.

     (b) The Company has taken all action necessary to cause the restriction contained in Section 203 of the Delaware GCL to be inapplicable to the Contemplated Transactions and to approve the Purchasers becoming 'interested stockholders' within the meaning of Section 203 of the Delaware GCL.

     (c) The affirmative approval, by vote or written consent, of the holders of shares of Common Stock representing a majority of the votes that may be cast by holders of all of the outstanding shares of Common Stock is the only vote of the holders of any class or series of capital stock of the Company necessary to the consummation of the Contemplated Transactions.

                                   ARTICLE 4
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser hereby represents and warrants to the Company as follows as to itself:

     4.1 Existence and Power. Such Purchaser (a) is duly organized and validly existing as a limited partnership under the laws of the jurisdiction of its formation and (b) has the requisite power and authority to execute, deliver and perform its obligations under this Agreement.

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     4.2 Authorization; No Contravention. The execution, delivery and performance by such Purchaser of this Agreement and the Contemplated Transactions (a) have been duly authorized by all necessary action, (b) do not contravene the terms of such Purchaser's organizational documents, or any amendment thereof, and (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of such Purchaser or any Requirement of Law applicable to such Purchaser, except for such violation, conflict, breach or Lien which will not result in a material adverse effect on such Purchaser's ability to consummate the Contemplated Transactions.

     4.3 Governmental Authorization; Third Party Consents. Except for the Required Consents, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by such Purchaser, or enforcement against such Purchaser, of this Agreement or the consummation of the Contemplated Transactions.

     4.4 Binding Effect. This Agreement has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms.

     4.5 Purchase for Own Account. The Purchased Shares and, if applicable, the Option Shares are being acquired by such Purchaser for its own account and with no intention of distributing or reselling such Purchased Shares, Option Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States of America or any state, without prejudice, however, to the rights of such Purchaser at all times to sell or otherwise dispose of all or any part of such Purchased Shares or, if applicable, Option Shares under an effective Registration Statement under the Securities Act or under an exemption from said registration available under the Securities Act. Such Purchaser understands and agrees that if such Purchaser should in the future decide to dispose of any Purchased Shares or Option Shares, it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. Such Purchaser agrees to the imprinting, so long as required by law, of a legend on all certificates representing such Purchased Shares and Option Shares to the following effect:

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

     4.6 Sufficient Funds. The partners of each Purchaser are obligated, upon notice, to provide sufficient funds to such Purchaser to purchase the Purchased Shares in accordance with the terms of this Agreement and to perform its obligations hereunder and on the Closing Date, each Purchaser will have available funds sufficient to purchase the Purchased Shares in accordance with the terms of this Agreement and to perform its obligations hereunder.

                                   ARTICLE 5
                            COVENANTS OF THE COMPANY

     5.1 Conduct of Business. From the date hereof through the Closing Date, the Company and its Subsidiaries shall conduct their businesses in a manner such that the representations and warranties contained in Article 3 shall continue to be true and correct in all material respects on and as of the Closing Date (except for representations and warranties made as of a specific date) as if made on and as of the Closing Date. The Company shall give the Purchasers prompt notice of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of (i) any representation or warranty, whether made as of the date hereof or as of the Closing

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Date, or (ii) any covenant of the Company contained in this Agreement; provided, however, that no such notification shall relieve or cure any such breach or violation of any such representation, warranty or covenant or otherwise affect the accuracy of any such representation or warranty for the purposes of Section 2.4(c) or Section 7.1.

     5.2 Indemnification of Brokerage. The Company represents and warrants to the Purchasers that, except for Merrill Lynch & Co., Libra Investments and Batchelder & Partners, no broker, finder, agent or similar intermediary (a 'Broker') has acted on behalf of the Company or its Subsidiaries in connection with this Agreement or the Contemplated Transactions, and that, except for fees to Batchelder & Partners, Inc., Merrill Lynch & Co. and Libra Investments (the 'Seller's Fee'), which fees have previously been disclosed to the Purchasers in writing, there are no brokerage commissions, finder's fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Company or any of the Subsidiaries or any action taken by the Company or any of its Subsidiaries. The Company agrees to pay the Seller's Fee and to indemnify and hold harmless the Purchasers from any Claim or demand for commission or other compensation by any Broker claiming to have been employed by or on behalf of the Company or any of its Subsidiaries and to bear the cost of legal expenses incurred in defending against any such claim.

     5.3 Rule 144. The Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Purchasers may reasonably request, all to the extent required to enable the Purchasers to sell the Common Stock into which the Purchased Shares and, if applicable, the Option Shares may be converted pursuant to and in accordance with Rule 144. Such action shall include, but not be limited to, making available adequate current public information meeting the requirements of paragraph (c) of Rule 144.

     5.4 Stockholder Approval. As promptly as possible following the execution of this Agreement, the Company shall seek to obtain approval of the Contemplated Transactions from its stockholders and, in connection therewith, shall make such filings and prepare and distribute to its stockholders such documents, shall inform the stockholders that the Board of Directors has determined the Contemplated Transactions to be advisable and in the best interests of the Company and its stockholders, shall recommend that the stockholders approve the Contemplated Transactions, and shall take all such other action as shall be necessary to complete the Contemplated Transactions.

     5.5 Rights Agreement and Board Approval. (a) On or before the Closing Date, the Company shall amend its Rights Agreement to provide that neither of the Purchasers shall be or become an 'Acquiring Person' (as that term is defined in the Rights Agreement) by virtue of the acquisition and ownership by itself and the other Purchaser of (i) Purchased Shares; (ii) Options Shares; (iii) additional shares of Series A Preferred Stock or Series B Preferred Stock issued as dividends upon the Purchased Shares or Option Shares; (iv) any shares of Common Stock acquired upon conversion of any of the shares referred to in clauses (i), (ii) or (iii); and (v) a number of additional shares of Common Stock equal to 1% of the total number shares of Common Stock outstanding at any time.

     5.6 Convertible Debt Indenture. The Company and the Purchasers shall cooperate in good faith to agree prior to Closing upon terms for a form of Convertible Debt Indenture (as defined in Exhibit A and Exhibit B hereto) on mutually satisfactory terms. In the event such a form is agreed upon prior to Closing, such form shall be attached as Exhibit D hereto.

                                   ARTICLE 6
                           COVENANTS OF THE PURCHASER

     6.1 Indemnification of Brokerage. The Purchasers represent and warrant to the Company that no Broker has acted on behalf of any Purchaser in connection with this Agreement or the Contemplated Transactions, and that there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with any Purchaser, or any action taken by any Purchaser. The Purchasers agree to indemnify and hold harmless the Company from any Claim or demand for commission or other compensation by any Broker claiming to have been employed by or on behalf of any Purchaser, and to bear the cost of legal expenses incurred in defending against any such claim.

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     6.2 Lock-Up Agreement. At any time prior to the earlier of (a) November 13,
2001 and (b) the date that the Purchasers cease collectively to beneficially own 10% or more of the Common Stock, the Company and its underwriters, by written notice from the Company and its lead underwriter to the Purchasers (a 'Lock-up Request'), given as provided herein on or after the time of the initial filing with the Commission of any registration statement (other than a registration statement relating to an offering described in Section 9.1) with respect to any offering of Common Stock or securities convertible into Common Stock (the 'Offering'), may request that the Purchasers agree not to offer, sell or transfer any of the Purchased Shares and, if applicable, the Option Shares, or engage in any hedging or similar transactions with respect to the Purchased Shares and, if applicable, the Option Shares, during the 180-day period (the 'Lock-up Period') beginning on a date specified in the Lock-up Request, which date may be as early as five (5) Business Days prior to the expected effective date (but no later than the effective date) with respect to the registration statement for the Offering, and each Purchaser agrees to consent to and be bound by the restrictions specified in any such Lock-up Request; provided, however, that such a lock-up agreement with respect to any Offering shall not prevent any Purchaser from selling Purchased Shares which it is entitled to sell in such Offering pursuant to Section 9.2 if it shall have made the request specified therein. The foregoing notwithstanding, no Lock-up Request shall be effective and binding upon the Purchasers unless a similar lock-up is imposed upon all other Persons beneficially owning 10% or more of the Common Stock with respect to which the Company then has the power to request or impose such lock-up. Any such lock-up imposed upon any other Person shall be for the shorter of (i) the Lock-up Period and (ii) the maximum period the Company has the right or power to impose upon such other Person. The Lock-up Period may be terminated as to the Purchasers on written notice from either the Company or the lead underwriter of the Offering, and automatically shall be terminated immediately as to the Purchasers in the event it is terminated as to any other Person (including the Company and its Affiliates) or any other Person is otherwise released from any lock-up obligations with respect to the Offering. The Company shall specify the expected effective date of any Offering by notice to the Purchasers given not later than two (2) Business Days prior to the beginning of the Lock-up Period. Each Purchaser shall cause each Person to whom it Transfers, in one or a series of related transactions, the equivalent of 1,000,000 or more shares of Common Stock (assuming conversion of the Series A Preferred Stock and Series B
Preferred Stock) to execute and deliver to the Company a letter agreement pursuant to which such transferee agrees (and to cause each other Person to whom it Transfers any shares of Common Stock if, after giving effect to such Transfer, such Person, together with its Affiliates, would beneficially own 1,000,000 or more shares of Common Stock (assuming conversion of Series A Preferred Stock and Series B Preferred Stock) to execute and deliver to the Company a similar letter agreement) to comply with the requirements of this
Section 6.2 (including this sentence) to the same extent and subject to the same terms and conditions as the Purchaser.

     6.3 Short Sales and Derivatives. The Purchasers represent and warrant that neither Purchaser maintains a short position in the Common Stock nor beneficially owns, directly or indirectly, any put, or any other instrument intended to have the same economic effect as a put, on the Common Stock. Each Purchaser represents that, at all times prior to the date which is the second anniversary of the Closing Date, the Purchasers shall not maintain any short position in the Common Stock or purchase any put, or any other instrument intended to have the same economic effect as a put, on the Common Stock.

     6.4 Convertible Debt Indenture. The Company and the Purchasers shall cooperate in good faith to agree prior to Closing upon terms for a form of Convertible Debt Indenture (as defined in Exhibit A and Exhibit B hereto) on mutually satisfactory terms. In the event such a form is agreed upon prior to Closing, such form shall be attached as Exhibit D hereto.

                                   ARTICLE 7
                     CONDITIONS PRECEDENT TO THE OBLIGATION
                           OF THE PURCHASERS TO CLOSE

     The obligations of the Purchasers to enter into and complete the Closing are subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Purchasers:

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     7.1 Representations and Covenants. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than those which are qualified as to materiality, Material Adverse Effect or other similar term, which shall be true and correct in all respects) on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date; the Company shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by the Company on or prior to the Closing Date; and the Company shall have delivered to the Purchasers a certificate, dated the date of the Closing and signed by an executive officer of the Company, to the foregoing effect.

     7.2 Consents and Approvals. All Required Consents shall have been obtained and be in full force and effect, and the Purchasers shall have been furnished with evidence reasonably satisfactory to it that such Required Consents have been granted and obtained.

     7.3 Filing of Certificates of Designation. The Certificate of Designation of the Series A Preferred Stock in the form attached hereto as Exhibit A and the Certificate of Designation of the Series B Preferred Stock in the form attached hereto as Exhibit B shall have been filed in the Office of the Secretary of State of Delaware in accordance with Section 242 of the Delaware GCL.

     7.4 Opinion of Counsel to the Company. The Purchasers shall have received the legal opinion of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Company, dated the Closing Date, addressed to the Purchaser, to the effect set forth in Exhibit C.

     7.5 HSR Act. Any Person required in connection with the Contemplated Transactions to file a notification and report form in compliance with the HSR Act shall have filed such form and the applicable waiting period with respect to each such form (including any extension thereof by reason of a request for additional information) shall have expired or been terminated.

     7.6 No Claims. (a) No Claims shall be pending before any Governmental Authority (including investigations instituted by the United States Department of Justice or the Federal Trade Commission in connection with antitrust regulations) to restrain or prohibit this Agreement or the consummation of the Contemplated Transactions.

     (b) No law, order, decree, rule or injunction shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or makes illegal the consummation of any of the Contemplated Transactions.

                                   ARTICLE 8
                     CONDITIONS PRECEDENT TO THE OBLIGATION
                            OF THE COMPANY TO CLOSE

     The obligation of the Company to enter into and complete the Closing and the Option Closing, if applicable, is subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Company:

     8.1 Representations and Covenants. The representations and warranties of the Purchasers contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date; the Purchasers shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by them on or prior to the Closing Date; and the Purchasers shall have delivered to the Company a certificate, dated the date of the Closing and signed by a general partner of each Purchaser, to the foregoing effect.

     8.2 Consents and Approvals. All Required Consents shall have been obtained and be in full force and effect.

     8.3 HSR Act. Any Person required in connection with the Contemplated Transactions to file a notification and report form in compliance with the HSR Act shall have filed such form and the applicable waiting period with respect to each such form (including any extension thereof by reason of a request for additional information) shall have expired or been terminated.

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     8.4 No Claims. (a) No Claims shall be pending before any Governmental
Authority (including investigations instituted by the United States Department of Justice or the Federal Trade Commission in connection with antitrust regulations) to restrain or prohibit this Agreement or the consummation of the Contemplated Transactions.

     (b) No law, order, decree, rule or injunction shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or makes illegal the consummation of any of the Contemplated Transactions.

                                   ARTICLE 9
                              REGISTRATION RIGHTS

     9.1 Requested Registration. (a) If, at any time after the date which is the second anniversary of the Closing Date, the Company shall receive from holders of Series A Registrable Securities or Purchased Shares representing, in the aggregate, at least 50% of the Series A Registrable Securities (which calculation shall include all Series A Registrable Securities then outstanding and all Series A Registrable Securities into which all Purchased Shares then outstanding may be converted), a written request (which shall specify whether the distribution will be made by means of an underwriting) that the Company effect a registration (a 'Demand Notice') with respect to all or a part of the Series A Registrable Securities, which Demand Notice shall request registration of not less than 1,000,000 shares of Common Stock, the Company will, as soon as practicable, use its best efforts to effect such registration under the Securities Act (which shall be a 'shelf' Registration Statement pursuant to Rule 415 under the Securities Act (or a successor provision), if so requested by the Holders of a majority of the Series A Registrable Securities specified in the Demand Notice and if the Company is eligible therefor at such time) as may be so requested and as would permit or facilitate the sale and distribution of the Series A Registrable Securities as are specified in such request. After the Company has effected two (2) such registrations pursuant to this Section 9.1(a), the related Registration Statements have been declared effective and the distribution contemplated thereunder completed, the Company shall have no further obligation under this Section 9.1(a).

     (b) If, at any time after the date which is the second anniversary of the Closing Date, the Company shall receive from holders of Series B Registrable Securities or Option Shares representing, in the aggregate, at least 50% of the Series B Registrable Securities (which calculation shall include all Series B Registrable Securities then outstanding and all Series B Registrable Securities into which all Option Shares then outstanding may be converted), a Demand Notice with respect to all or a part of the Series B Registrable Securities, which Demand Notice shall request registration of not less than 1,000,000 shares of Common Stock, the Company will, as soon as practicable, use its best efforts to effect such registration under the Securities Act (which shall be a 'shelf' Registration Statement pursuant to Rule 415 under the Securities Act (or a successor provision), if so requested by the Holders of a majority of the shares specified in the Demand Notice and if the Company is eligible therefor at such time) as may be so requested and as would permit or facilitate the sale and distribution of the Series B Registrable Securities as are specified in such request. After the Company has effected one (1) such registration pursuant to this Section 9.1(b), the related Registration Statement has been declared effective and the distribution contemplated thereunder completed, the Company shall have no further obligation under this Section 9.1(b).

     (c) Notwithstanding any other provision of this Section 9.1, if the Company shall furnish to Holders who have elected to exercise their rights under Sections 9.1(a) or 9.1(b) (each, an 'Exercising Holder') a certificate signed by the President or the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for a Registration Statement to be filed pursuant to Section 9.1(a) or 9.1(b), as the case may be, and it is therefore desirable and in the best interests of the Company to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of time after receipt of such request; provided, however, that the Company may not make such a request more than twice in any 12-month period and the aggregate period of time during which the Company may defer such filing shall not exceed 90 days.

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     (d) If the Company or any stockholder, other than an Exercising Holder, wishes to offer any of its securities in connection with any registration initiated pursuant to this Section 9.1 other than pursuant to any 'piggy back' or other similar registration rights granted by the Company prior to the date hereof, no such securities may be offered by the Company or such other stockholder without the consent of the Holders of a majority of the Series A Registrable Securities and Series B Registrable Securities (either referred to herein as 'Registrable Securities') specified in the Demand Notice related to such offering.

     (e) In connection with any underwritten offering pursuant to this Section 9.1, Exercising Holders shall have the right to select the underwriter or underwriters, which shall be a nationally recognized investment banking firm or firms reasonably acceptable to the Company.

     9.2 Company Registration. (a) If the Company shall determine to register any shares of Common Stock for the account of a security holder or holders or otherwise (other than a registration relating solely to employee benefit plans, or a registration relating solely to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act), the Company will promptly deliver to each of the Holders a written notice thereof of such proposed transaction at least 20 Business Days prior to the filing of a Registration Statement and include in such registration, and in any underwriting involved therein, all the Registrable Securities specified in written requests made by Holders within ten Business Days after receipt of the written notice from the Company described above. Each Holder shall be entitled to have its shares included in an unlimited number of registrations pursuant to Section 9.2.

     (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 9.2(a). In such event, the right of each Holder to registration pursuant to
Section 9.2(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of the Registrable Securities in the underwriting to the extent provided herein. If the Holders shall have elected to exercise their rights under Section 9.2(a), they shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 9.2, if the representative determines and so advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise the Holders. In such an event, the number of Registrable Securities that may be included in the registration and underwriting by the Holders shall be reduced, on a pro rata basis (based on the number of shares of Common Stock held by each such Holder (counting shares of Series A Preferred Stock and Series B Preferred Stock on an as-converted-to-common basis) and each other Person (other than the Company) registering shares under such registration), by such minimum number of shares as is necessary to comply with such limitation. If a Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     9.3 Transferability. Each Transferee wishing to participate as a Holder in any registration pursuant to Section 9.1 or 9.2 shall, prior thereto, execute and deliver to the Company a letter agreement in form and substance satisfactory to the Company pursuant to which such Transferee agrees (and to cause each other Person to whom it assigns its registration rights under this Article 9 to execute and deliver to the Company a similar letter agreement) to comply with the requirements of this Article 9 (including this sentence) to the same extent and subject to the same terms and conditions as the Purchaser.

     9.4 Expenses of Registration. In connection with any registration pursuant to Section 9.1 or Section 9.2, the Company shall pay all registration, filing and NASD fees, all fees and expenses of complying with securities or 'blue sky' laws; provided, however, that each Holder shall pay its pro rata share of any commissions, fees and disbursements of underwriters customarily paid by sellers of securities (based on offering proceeds to be received by it). In any registration pursuant to Section 9.1 or Section 9.2, the Company shall be responsible for the fees and disbursements of counsel for the Company, its independent public accountants and any expert retained by the Company in connection with any such registration and premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities.

     9.5 Registration Procedures. In the case of each registration effected by the Company pursuant to Article 9, the Company will:

     (a) furnish to the Exercising Holders prior to the filing of the requisite Registration Statement copies of drafts of such Registration Statement as is proposed to be filed (and give such holders and their counsel a reasonable opportunity to comment on such documents), and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the Prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents in such quantities as the Exercising Holders may reasonably request from time to time in order to facilitate its distribution;

     (b) notify the Exercising Holders promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information and promptly deliver to the Exercising Holders and their counsel copies of any comments received by the SEC;

     (c) notify the Exercising Holders, promptly after the Company shall receive notice thereof, of the time when the Registration Statement becomes effective or when any amendment or supplement or any prospectus forming a part of the Registration Statement has been filed;

     (d) advise the Exercising Holders promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if such stop order should be issued;

     (e) use all reasonable efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Exercising Holders (or the managing underwriter, in the case of underwritten offerings) reasonably request; provided that the Company shall not be required to qualify to do business or become subject to service of process or taxation in any jurisdiction in which it is not already so qualified or subject;

     (f) use all reasonable efforts to cause the Registrable Securities included in the Registration Statement to be listed on any securities exchange or authorized for quotation on any national quotation system on which any of the Common Stock is then listed;

     (g) notify the Exercising Holders, at any time when a prospectus relating to the proposed sale is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement or amendment contains an untrue statement of a material fact or omits to state any material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (h) enter into customary agreements (including without limitation, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities included in the Registration Statement;

     (i) in the case of a Registration Statement filed pursuant to Section 9.1 involving a shelf Registration Statement, prepare and file with the Commission such amendments and supplements to such shelf Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such shelf Registration Statement effective until the earlier of (i) the sale of all Registrable Securities covered thereby or (ii) two years (exclusive of any period during which the distribution is postponed pursuant to Section 9.1), and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement;

     (j) make available, upon reasonable prior notice and during normal business hours in New York City, for inspection by Exercising Holders, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by the Exercising Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees, upon reasonable prior notice and during normal business hours in New York City, to supply all relevant information reasonably requested by the Exercising Holders or any such underwriter, attorney, accountant or agent in connection with the Registration Statement;

     (k) request the Company's independent public accountants to provide to the underwriters, if any, and the Exercising Holders, if permissible, a comfort letter in customary form and covering such matters of the type customarily covered by comfort letters to underwriters in connection with public offerings; and

     (l) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter in an underwritten offering.

     9.6 Indemnification. (a) The Company will indemnify each Exercising Holder, each of its officers and directors, and each Person controlling such Exercising Holder within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, with respect to each registration which has been effected pursuant to this Article 9, and each underwriter, if any, and each Person who controls any underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse such Exercising Holder, each of its officers and directors, and each Person controlling such Exercising Holder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon information furnished in writing to the Company by such Exercising Holder with respect to such Exercising Holder and stated to be specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified Exercising Holder and shall survive the transfer of the Registrable Securities by the Exercising Holder.

     (b) Each Exercising Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact with respect to the such Exercising Holder contained in any such registration statement, prospectus or other document made by such Exercising Holder, or any omission (or alleged omission) to state therein a material fact with respect to such Exercising Holder required to be stated therein or necessary to make the statements by such Exercising Holder therein not misleading, and will reimburse the Company and such other directors, officers, partners, persons, underwriters or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with information furnished in writing to the Company by such Exercising Holder with respect to such Exercising Holder and stated to be specifically for use therein; provided, however, that the obligations of such Exercising Holder hereunder shall be limited to an amount equal to the proceeds to such Exercising Holder of securities sold as contemplated herein.

     (c) If the indemnification provided for in this Section 9.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     9.7 Each Exercising Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 9.5(f) hereof, such Exercising Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 9.5(f) hereof, and, if so directed by the Company, such Exercising Holder will deliver to the Company (at the Company's expense), all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

                                   ARTICLE 10
                            TERMINATION OF AGREEMENT

     10.1 Termination. This Agreement may be terminated prior to the Closing as follows:

     (a) by either the Purchasers or the Company if the Closing shall not have occurred before the Termination Date (as defined below); provided, however, that the right to terminate this Agreement under this Section 10.1(a) shall not be available to any party whose failure to perform any covenant or obligation under this Agreement or willful breach of a representation or warranty has been the cause of or resulted in the failure of the Closing to occur on or before such date. The 'Termination Date' shall be January 31, 1999, unless the failure of any condition to any party's obligation to consummate the Closing as of such date shall be caused by the failure of any Governmental Authority to grant any approval, authorization or consent required for consummation of the Contemplated Transactions or the failure to expire of the applicable waiting periods under the HSR Act, in which cases the Termination Date shall be March 31, 1999; or

     (b) at the election of the Purchaser, if prior to the Closing Date there shall have been a breach of any of the Company's representations, warranties, covenants or agreements, which breach would result in the failure to satisfy any of the conditions set forth in Section 7.1, and such breach shall be incapable of being cured or, if capable of being cured, shall not have been cured within 30 days after written notice thereof shall have been received by the Company;

     (c) at the election of the Company, if prior to the Closing Date there shall have been a breach of any of the Purchasers' representations, warranties, covenants or agreements, which breach would result in the failure to satisfy any of the conditions set forth in Section 8.1, and such breach shall be incapable of being cured or, if capable of being cured, shall not have been cured within 30 days after written notice thereof shall have been received by the Purchasers;

     (d) at the election of the Company or the Purchaser, if any legal proceeding is commenced and pending by any Governmental Authority seeking to prevent the consummation of the Closing or any other Contemplated Transaction and the Company or the Purchaser, as the case may be, reasonably and in good faith deems it impracticable or inadvisable to proceed in view of such legal proceeding; or

     (e) at any time on or prior to the Closing Date, by mutual written consent of the Company and the Purchasers.

     If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 10.2.

     10.2 Survival After Termination. If this Agreement terminates pursuant to
Section 10.1 and the Contemplated Transactions are not consummated, this Agreement shall become null and void and have no further force or effect, except that any such termination shall be without prejudice to the rights of any party on account of the nonsatisfaction of the conditions set forth in Articles 7 and 8 resulting from the intentional or willful breach or violation of the representations, warranties, covenants or agreements of another party under this Agreement. Notwithstanding anything in this Agreement to the contrary, the provisions of Sections 5.2 and 6.1, this Section 10.2 and Sections 11.2, 11.8 and 11.10 shall survive any termination of this Agreement.

                                   ARTICLE 11
                                 MISCELLANEOUS

     11.1 HSR Approval. Promptly upon execution and delivery (and in any event within three (3) Business Days of the date) of this Agreement, the Purchasers and the Company will prepare and file, or cause to be prepared and filed, with the appropriate Governmental Authorities, a notification with respect to the Contemplated Transactions pursuant to the HSR Act, supply all information requested by Governmental Authorities in connection with the HSR Act notification and cooperate with each other in responding to any such request.

     11.2 Expenses. Each of the Company and each Purchaser shall pay its own expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

     11.3 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given if delivered personally or telecopied, on the date of such delivery or sent by reputable overnight courier, on the first Business Day following the date of such mailing, as follows:

          (a) if to the Company:

              CD Radio Inc.
              1180 Avenue of the Americas
              14th Floor
              New York, New York 10036
              Attention: Patrick L. Donnelly
              Telecopy: (212) 899-5036

              with a copy to:

              Paul, Weiss, Rifkind, Wharton & Garrison
              1285 Avenue of the Americas
              New York, New York 10019-6064
              Attention: Mitchell S. Fishman
              Telecopy: (212) 757-3990

        (b) if to the Purchasers:

            c/o Apollo Management, L.P.
            1301 Avenue of the Americas, 38th Floor
            New York, NY 10019
            Attention: Marc J. Rowan
            Telecopy: (212) 261-4071

            with a copy to:

            Wachtell, Lipton, Rosen & Katz
            51 West 52nd Street
            New York, New York 10019
            Attention: David A. Katz
            Telecopy: (212) 403-2000

Any party may by notice given in accordance with this Section 11.3 designate another address or person for receipt of notices hereunder.

     11.4 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement. No party hereto may assign its rights under this Agreement without the prior written consent of the other party hereto; provided, however, that prior to the Closing, either Purchaser may assign all or any portion of its rights hereunder (along with the corresponding obligations) to any Affiliate of the Purchasers that is an investment fund managed or advised by Apollo Management, L.P.

     11.5 Amendment and Waiver. (a) No failure or delay on the part of the Company or the Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchasers at law, in equity or otherwise.

     (b) Any amendment, supplement or modification of or to any provision of this Agreement and any waiver of any provision of this Agreement shall be effective only if it is made or given in writing and signed by the Company and the Purchaser.

     11.6 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, all of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     11.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     11.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.

     11.9 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     11.10 Entire Agreement. This Agreement, together with the schedules and exhibits hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the schedules and exhibits hereto, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     11.11 Further Assurances. Each of the parties shall execute such documents and take, or cause to be taken, all appropriate action, and shall do or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Contemplated Transactions and obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person.

     11.12 Public Announcements. Except to the extent required by law or the regulations of any national securities exchange or the Nasdaq National Market, neither party hereto will issue or make any reports, statements or releases to the public with respect to this Agreement or the Contemplated Transactions without consulting the other, and, during the period from the date hereof until thirty (30) days after the Closing Date, without the approval of the other parties (such approval not to be unreasonably withheld).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                                          CD RADIO INC.

                                          By:       /s/ PATRICK L. DONNELLY
                                               .................................

                                                    Patrick L. Donnelly
                                                Executive Vice President and
                                                      General Counsel


                                          APOLLO INVESTMENT FUND IV, L.P.

                                          By: Apollo Advisors, IV, L.P., its
                                              general partner

                                              By: Apollo Capital Management IV,
                                                  Inc., its general partner

                                            By:         /s/ ANDREW AFRICK
                                                 ...............................
                                                          Andrew Africk
                                                         Vice President

                                          APOLLO OVERSEAS PARTNERS IV, L.P.

                                          By: Apollo Advisors, IV, L.P., its
                                              general partner

                                              By: Apollo Capital Management IV,
                                                  Inc., its general partner

                                            By:         /s/ ANDREW AFRICK
                                                 ...............................
                                                          Andrew Africk
                                                         Vice President

                                                                    SCHEDULE 3.2

                          SUBSIDIARIES OF THE COMPANY

                                                                                                      JURISDICTION OF
                             NAME                                                                      INCORPORATION
                             ----                                                                     ---------------

Satellite CD Radio, Inc.(1)........................................................................       Delaware

------------

(1) All of the stock of this Subsidiary is pledged to secure the Company's outstanding 15% Senior Secured Discount Notes due 2007.

                                                                    SCHEDULE 3.4

                               REQUIRED CONSENTS


1.    The filings required under the HSR Act.

2. Waiver by Loral Space & Communications Ltd. of its rights under Sections 5.2(b) and 5.3 of the Stock Purchase Agreement dated August 5, 1997 by and among CD Radio Inc., David Margolese and Loral Space & Communications Ltd. in respect of the Contemplated Transactions.

3. Approval by the stockholders of the Company of the Contemplated Transactions in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

                                                                       EXHIBIT A

                                 CD RADIO INC.
             CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RELATIVE,
              PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF
          9.2% SERIES A JUNIOR CUMULATIVE CONVERTIBLE PREFERRED STOCK

----------------------------------------------------------

                       PURSUANT TO SECTION 151(g) OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                            ------------------------

     CD Radio Inc. (the 'Corporation'), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation (the 'Board of Directors'), in a duly convened meeting thereof on November 11, 1998, adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

     WHEREAS, the Board of Directors is authorized, within the limitations and restrictions stated in the Certificate of Incorporation of the Corporation, to fix by resolution or resolutions the designation of each series of Preferred Stock of the Corporation (the 'Preferred Stock') and the powers, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolutions of the Board of Directors under the General Corporation Law of the State of Delaware; and

     WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series;

     NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized such series of Preferred Stock on the terms and with the provisions herein set forth:

     1. Number of Shares; Designation. A total of 4,300,000 shares of Preferred Stock of the Corporation are hereby designated as 9.2% Series A Junior Cumulative Convertible Preferred Stock (the 'Series A Preferred Stock').

     2. Rank. The Series A Preferred Stock shall, with respect to payment of dividends, redemption payments and rights upon liquidation, dissolution or winding up of the affairs of the Corporation, (x) rank senior and prior to the Common Stock, par value $.001 per share, of the Corporation (the 'Common Stock') and any other class or series of capital stock of the Corporation that by its terms ranks junior to the Series A Preferred Stock as to payment of dividends, redemption payments and rights upon liquidation, dissolution or winding up of the affairs of the Corporation, (y) rank on a parity with the Corporation's 9.2% Series B Junior Cumulative Convertible Preferred Stock (the 'Series B Preferred Stock') and all Parity Dividend Stock (as defined in Section 3(a)) and all Parity Liquidation Stock (as defined in Section 5(b)), and (z) rank junior to the Corporation's 10 1/2% Series C Convertible Preferred Stock ('Series C Preferred Stock') and all Senior Dividend Stock (as defined in Section 3(c)), all Senior Liquidation Stock (as defined in Section 5(b)) and to any class or series of capital stock of the Corporation (other than the Common Stock), whether currently issued or issued in the future, that does not by its terms expressly provide that it ranks on a parity with or junior to the Series A Preferred Stock as to dividends and rights upon liquidation, dissolution or winding-up of the Corporation (which shall include, for purposes of the foregoing, any entity with which the Corporation may be merged or consolidated or to which all or substantially all the assets of the Corporation may be transferred or which transfers all or substantially all of its assets to the Corporation).

     3. Dividends. (a)(1) The holders of the issued and outstanding shares of the Series A Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors, out of funds legally available therefor in the case of dividends paid in cash, cumulative dividends at the annual rate per share of 9.2% of the sum of (x) the Liquidation Preference (defined in Section 5 hereof) and (y) all unpaid dividends, if any, whether or not declared, from the date of issuance of the shares of Series A Preferred Stock (the 'Closing Date') to the applicable dividend payment date. Dividends on shares of Series A Preferred Stock shall be payable annually initially on November 15, 1999 and each November 15 thereafter (each, a 'Dividend Payment Date'), except that if any Dividend Payment Date is not a business day then the Dividend Payment Date shall be on the first immediately succeeding business day (as used herein, the term 'business day' shall mean any day except a Saturday, Sunday or day on which banking institutions are legally authorized to close in The City of New York).

     (2) If any Dividend payable on any Dividend Payment Date is not declared or paid on such Dividend Payment Date, as provided in Section 3(a)(1), in full in cash or in additional shares of Series A Preferred Stock, then the amount of such unpaid dividend ('Default Dividends') shall be accumulated. Any Default Dividends shall, from the Dividend Payment Date on which such dividends accrued, accrue dividends until paid, compounded annually, at a rate equal to 15% per annum. Default Dividends shall be payable in shares of Series A Preferred Stock, but not in cash.

     (3) Dividends on the Series A Preferred Stock may be paid, in the sole discretion of the Board of Directors, either in (i) cash, (ii) shares of Series A Preferred Stock or (iii) any combination of cash or shares of Series A Preferred Stock, and the issuance of the requisite number of such shares of Series A Preferred Stock (such number determined as provided in the next sentence) pursuant to (ii) or (iii) shall constitute full payment of any such dividend. Series A Preferred Stock issued to pay dividends shall be valued at their Liquidation Preference. All dividend payments paid with respect to shares of Series A Preferred Stock shall be paid pro rata to the holders entitled thereto. All shares of Series A Preferred Stock issued as a dividend with respect to shares of Series A Preferred Stock shall thereupon be duly authorized, validly issued, fully paid and non-assessable. In no event shall an election by the Board of Directors to pay dividends, in full or in part, in cash or in shares of Series A Preferred Stock in lieu of payment, in full or in part, in cash preclude the Board of Directors from electing any such alternative in respect of all or any portion of any subsequent dividend. The Corporation shall not issue fractional shares of Series A Preferred Stock upon payment of any dividends in shares of Series A Preferred Stock and any amount of fractional shares of Series A Preferred Stock otherwise issuable upon the payment of any dividend in shares of Series A Preferred Stock shall be paid in cash.

     (4) Dividends to be paid on a Dividend Payment Date shall be paid to the holders of record of shares of the Series A Preferred Stock as they appear on the stock register of the Corporation at the close of business on such record dates (each, a 'Dividend Payment Record Date'), which shall be not more than 40 days nor fewer than 10 days preceding each Dividend Payment Date thereof, as shall be fixed by the Board of Directors of the Corporation. Default Dividends shall be declared and paid at any time as of which funds legally available therefor are available to the Corporation, without reference to any regular Dividend Payment Date, to the holders of record on such date, not exceeding 40 days nor fewer than 10 days preceding the date on which dividends in arrears will be paid, as may be fixed by the Board of Directors of the Corporation. Holders of shares of the Series A Preferred Stock shall be entitled to receive dividends in preference to and in priority over dividends upon the Common Stock and any other series or class of the Corporation's capital stock that ranks junior as to dividends to the Series A Preferred Stock ('Junior Dividend Stock') and shall be on a parity as to dividends with the Series B Preferred Stock and any series or class of the Corporation's capital stock that does not rank senior or junior as to dividends with the Series A Preferred Stock (together with the Series B Preferred Stock, 'Parity Dividend Stock'). The holders of shares of the Series A Preferred Stock shall not be entitled to any dividends in excess of full cumulative dividends (including Default Dividends), as herein provided.

     (b) No dividends, other than dividends payable solely in Common Stock, Junior Dividend Stock, or warrants or other rights to acquire such Common Stock or Junior Dividend Stock, shall be paid or declared and set apart for payment on, and no purchase, redemption or other acquisition shall be made by the Corporation or entity directly or indirectly controlled by the Corporation of, any Common Stock or Junior Dividend Stock unless and until (i) all accrued and unpaid dividends on the Series A Preferred Stock shall have been paid and (ii) proper provision shall have been made such that holders

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of shares of Series A Preferred Stock are offered the opportunity to elect
(each, a 'Payout Election'), in lieu of the Conversion Price adjustment referred to in Section 6(f)(ii), Section 6(f)(iii) or Section 6(f)(iv), as the case may be, to participate in such dividend, purchase, redemption or other acquisition pro rata with the holders of Common Stock or Junior Dividend Stock, as the case may be, as if each share of Series A Preferred Stock had been converted as of the record date for such dividend or immediately prior to such purchase, redemption or other acquisition, as the case may be, at the Conversion Price then in effect (without any requirement that any such shares of Series A Preferred Stock actually be so converted). Each Payout Election shall be made upon the affirmative vote or consent of holders of a majority of the total number of shares of Series A Preferred Stock then outstanding and shall be effective as to and binding upon all such shares. So long as a sufficient amount of cash, assets, evidences of indebtedness or securities are set aside for payment to the holders of Series A Preferred Stock as of the payment date for such dividend or the date for such purchase, redemption or acquisition, payment need not be made to the holders of Series A Preferred Stock on such date but may be made at any time up to the tenth Business Day following such date.

     (c) If at any time the Corporation issues any class or series of capital stock ranking senior and prior to the Series A Preferred Stock with respect to the payment of dividends ('Senior Dividend Stock') and fails to pay or declare and set apart for payment accrued and unpaid dividends on such Senior Dividend Stock, in whole or in part, then (except to the extent allowed by the terms of the Senior Dividend Stock) no dividend paid in cash shall be paid or declared and set apart for payment on the Series A Preferred Stock unless and until all accrued and unpaid dividends with respect to the Senior Dividend Stock shall have been paid or declared and set apart for payment, without interest. Except as provided in Section 3(d) below, no dividends paid in cash shall be paid or declared and set apart for payment on any Parity Dividend Stock for any period unless the Corporation has paid or declared and set apart for payment, or contemporaneously pays or declares and sets apart for payment, on the Series A Preferred Stock all accrued and unpaid dividends for all dividend payment periods terminating on or prior to the date of payment of such dividends. Except as provided in Section 3(d) below, no dividends paid in cash shall be paid or declared and set apart for payment on the Series A Preferred Stock for any period unless the Corporation has paid or declared and set apart for payment, or contemporaneously pays or declares and sets apart for such payment, on any Parity Dividend Stock all accrued and unpaid dividends for all dividend payment periods terminating on or prior to the date of payment of such dividends.

     (d) If at any time the Corporation has failed to pay accrued dividends on any shares of Series A Preferred Stock on any Dividend Payment Date or any Parity Dividend Stock on a stated payment date, as the case may be, the Corporation shall not:

          (i) purchase any shares of the Series A Preferred Stock or Parity Dividend Stock (except for a consideration payable in Common Stock or Junior Dividend Stock) or redeem fewer than all of the shares of the Series A Preferred Stock and Parity Dividend Stock then outstanding except for (x) the repurchase or redemption of shares of the Series A Preferred Stock made pro rata among the holders of the shares of the Series A Preferred Stock then outstanding and (y) the repurchase or redemption made pro rata with respect to all shares of the Series A Preferred Stock and Parity Dividend Stock then outstanding so that the amounts repurchased or redeemed shall in all cases bear to each other the same ratio that, at the time of the repurchase or redemption, the required redemption payments on the shares of the Series A Preferred Stock and the other Parity Dividend Stock then outstanding, respectively, bear to each other, or

          (ii) permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase any Common Stock, Junior Dividend Stock, shares of the Series A Preferred Stock or Parity Dividend Stock, except to the same extent that the Corporation could purchase such shares.

     Unless and until all dividends unpaid in respect of prior dividend payment periods on shares of the Series A Preferred Stock and any Parity Dividend Stock at the time outstanding have been paid in full or a sum sufficient for such payment is declared and set apart, as provided in the paragraph (c), all dividends accrued by the Corporation upon shares of the Series A Preferred Stock or Parity Dividend Stock shall be declared pro rata with respect to all shares of the Series A Preferred Stock and Parity Dividend Stock then outstanding, so that the amounts of any dividends declared on shares of the

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Series A Preferred Stock and on the Parity Dividend Stock shall in all cases bear to each other the same ratio that, at the time of the declaration, all unpaid dividends in respect of prior dividend payment periods on shares of the Series A Preferred Stock and the other Parity Dividend Stock, respectively, bear to each other.

     4. Redemption. (a)(1) Optional Redemption. Except as provided in subsection
(a)(2) of this Section 4 or in Section 9, shares of the Series A Preferred Stock shall not be redeemable prior to November 15, 2003. From and after November 15, 2003, subject to the restrictions in Section 3 above, the Corporation may redeem shares of Series A Preferred Stock, in whole or in part, at the option of the Corporation, to the extent it has funds legally available therefor at a redemption price of 100% of the Liquidation Preference thereof plus accrued and unpaid dividends, if any, whether or not declared, to the date of redemption.

     (2) Special Redemption. From and after November 15, 2001 and prior to November 15, 2003, the Corporation, at its option, may redeem shares of Series A Preferred Stock, in whole or in part, in the sole discretion of the Board of Directors, to the extent it has funds legally available therefor, at the redemption price of 100% of the Liquidation Preference thereof, plus an amount equal to the dividends unpaid thereon, if any, whether or not declared, to the redemption date, if the Current Market Price of the Common Stock on the date of the notice of redemption (described below) equals or exceeds $60.00 per share. As used herein, the 'Current Market Price' for a given date shall mean the average Closing Price of the Common Stock as reported in The Wall Street Journal or, at the election of the Corporation, other reputable financial news source, for the 20 consecutive trading days immediately preceding such date. The $60.00 per share benchmark shall be subject to adjustment upon the occurrence of certain events in the same manner as the Conversion Price (defined herein) shall be subject to adjustment as set forth in Section 6(f) hereof. For purposes of this paragraph, the Current Market Price shall be deemed to be less than $60 per share at any time during which the Common Stock is not listed, quoted or admitted to trading on either the New York Stock Exchange, Inc. (the 'NYSE'), the American Stock Exchange ('AMEX') or The Nasdaq Stock Market, Inc.'s National Market ('Nasdaq'). As used herein, the 'Closing Price' of any security on any day means the last reported sale price regular way on such day or, in the case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of the Common Stock, in each case on the NYSE or, if not listed or admitted to trading on such exchange, as quoted on AMEX or Nasdaq.

     (3) Mandatory Redemption. On November 15, 2011, the Corporation shall redeem all outstanding shares of Series A Preferred Stock, to the extent it has funds legally available therefor, at the redemption price of 100% of the Liquidation Preference thereof, plus an amount equal to the dividends unpaid thereon, if any, whether or not declared, to the redemption date.

     (4) Payment of Redemption Price. (a) The amount of the redemption price on any shares of Series A Preferred Stock redeemed, on any redemption set forth herein, that is allocable to the Liquidation Preference thereon shall be paid in cash (to the extent funds are legally available therefor) and any unpaid dividends to be paid on the shares of Series A Preferred Stock redeemed on such redemption date may be paid in cash (to the extent funds are legally available therefor) or shares of Series A Preferred Stock, or any combination thereof, in the sole discretion of the Board of Directors as provided in Section 3(a)(3) hereof.

     (b) Not less than 15 days nor more than 45 days (such date as fixed by the Board of Directors of the Corporation is referred to herein as the 'Redemption Record Date') prior to the date fixed for any redemption of shares of the Series A Preferred Stock pursuant to this Section 4, a notice specifying the time and place of the redemption and the number of shares to be redeemed shall be given by first class mail, postage prepaid, to the holders of record on the Redemption Record Date of the shares of the Series A Preferred Stock to be redeemed at their respective addresses as the same shall appear on the books of the Corporation, calling upon each holder of record to surrender to the Corporation on the redemption date at the place designated in the notice such holder's certificate or certificates representing the number of shares specified in the notice of redemption. Neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice mailed in the manner herein provided shall be conclusively presumed to have been

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

duly given whether or not the holder receives the notice. On or after the redemption date, each holder of shares of Series A Preferred Stock to be redeemed shall present and surrender such holder's certificate or certificates for such shares to the Corporation at the place designated in the redemption notice and thereupon the redemption price of the shares, and any unpaid dividends thereon to the redemption date, shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

     (c) If a notice of redemption has been given pursuant to this Section 4 and if, on or before the redemption date, the funds (or shares of Series A Preferred Stock if any dividends are to be paid in shares of Series A Preferred Stock), necessary for such redemption (including all dividends on the shares of Series A Preferred Stock to be redeemed that will accrue to the redemption date) shall have been set aside by the Corporation, separate and apart from its other funds (or reserved and authorized for issuance if any dividends are to be paid in shares of Series A Preferred Stock), in trust for the pro rata benefit of the holders of the shares of Series A Preferred Stock so called for redemption, then, notwithstanding that any certificates for such shares of Series A Preferred Stock have not been surrendered for cancellation, on the redemption date dividends shall cease to accrue on the shares of the Series A Preferred Stock to be redeemed, and at the close of business on the date on which such funds have been segregated and set aside by the Corporation as provided in this
Section 4(c), the holders of such shares shall cease to be stockholders with respect to those shares, shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect thereto, except the conversion rights provided in subsection (d) of this
Section 4 and Section 6 below and the right to receive the moneys payable (or shares of Series A Preferred Stock issued if any dividends are to be paid in shares of Series A Preferred Stock) upon such redemption, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares of Series A Preferred Stock evidenced thereby shall no longer be outstanding. Subject to applicable escheat laws, any moneys so set aside (or shares of Series A Preferred Stock authorized and reserved if any dividends are to be paid in shares of Series A Preferred Stock) by the Corporation and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation (or be released from the reservation thereof in the case of shares of Series A Preferred Stock), after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the redemption price, without interest. Any interest accrued on funds so deposited shall belong to the Corporation and be paid thereto from time to time.

     (d) If a notice of redemption has been given pursuant to this Section 4 and any holder of shares of Series A Preferred Stock shall, prior to the close of business on the business day immediately preceding the redemption date, give written notice to the Corporation pursuant to Section 6 below of the conversion of any or all of the shares to be redeemed held by the holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Corporation, and any necessary transfer tax payment, as required by Section 6 below), then such redemption shall not become effective as to such shares to be converted and such conversion shall become effective as provided in Section 6 below, whereupon any funds deposited by the Corporation for the redemption of such shares shall (subject to any right of the holder of such shares to receive the dividend payable thereon as provided in Section 6 below) immediately upon such conversion be returned to the Corporation or, if then held in trust by the Corporation, shall automatically and without further corporate action or notice be discharged from the trust.

     (e) In every case of redemption of fewer than all of the outstanding shares of the Series A Preferred Stock pursuant to this Section 4, the shares to be redeemed shall be selected pro rata, provided that only whole shares shall be selected for redemption.

     5. Liquidation. (a) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of the Series A Preferred Stock shall be entitled to receive $100.00 per share (the 'Liquidation Preference'), plus an amount equal to the accrued and unpaid dividends thereon, if any, whether or not declared, to the payment date.

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

     (b) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of shares of Series A Preferred Stock (i) shall not be entitled to receive the Liquidation Preference of the shares held by them until payment in full or provision has been made for the payment of all claims of creditors of the Corporation and the liquidation preference of any class or series of capital stock ranking senior to the Series A Preferred Stock with respect to redemption rights and rights upon liquidation, dissolution or winding up of the affairs of the Corporation ('Senior Liquidation Stock' and together with the Senior Dividend Stock, the 'Senior Stock'), plus accrued and unpaid dividends thereon, if any, whether or not declared, to the payment date, shall have been paid in full and (ii) shall be entitled to receive the Liquidation Preference of such shares held by them, plus accrued and unpaid dividends thereon, if any, whether or not declared, to the payment date, in preference to and in priority over any distributions upon the Common Stock and any other series or class of the Corporation's capital stock that ranks junior to the Series A Preferred Stock as to redemption rights and rights upon liquidation, dissolution or winding up of the affairs of the Corporation ('Junior Liquidation Stock' and together with the Junior Dividend Stock, the 'Junior Stock'). Upon payment in full of the Liquidation Preference to which the holders of shares of the Series A Preferred Stock are entitled, the holders of shares of the Series A Preferred Stock shall not be entitled to any further participation in any distribution of assets by the Corporation. Subject to clause (i) above, if the assets of the Corporation are not sufficient to pay in full the Liquidation Preference payable to the holders of shares of the Series A Preferred Stock and the liquidation preference payable to the holders of any series or class of the Corporation's capital stock, outstanding on the date hereof or hereafter issued, that ranks on a parity with the Series A Preferred Stock as to redemption rights and rights upon liquidation, dissolution or winding up of the affairs of the Corporation ('Parity Liquidation Stock' and together with the Parity Dividend Stock, the 'Parity Stock'), the holders of all such shares shall share ratably in proportion to the full respective preferential amounts payable on such shares in any distribution.

     (c) For the purposes of this Section 5, neither the sale of all or substantially all of the assets of the Corporation nor the consolidation or merger of the Corporation with or into any other entity shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, unless such sale, consolidation or merger shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

     6. Optional Conversion. (a) Holders of shares of Series A Preferred Stock may, at any time, convert shares of Series A Preferred Stock, unless previously redeemed, into a number of shares of Common Stock calculated by dividing the Liquidation Preference (without unpaid dividends) by $30.00, subject to adjustment as described below in Section 6(f) (the 'Conversion Price'). If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same record holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. In the case of shares of Series A Preferred Stock called for redemption, conversion rights shall expire at the close of business on the business day immediately preceding the redemption date. The holders of shares of Series A Preferred Stock that convert such shares into shares of Common Stock shall be entitled to receive any unpaid dividends thereon, if any, whether or not declared, and such dividends shall be payable in cash or shares of Common Stock, or any combination thereof, in the sole discretion of the Board of Directors.

     (b) Any holder of shares of Series A Preferred Stock electing to convert the shares or any portion thereof in accordance with Section 6(a) above shall give written notice to the Corporation (which notice may be given by facsimile transmission) that such holder elects to convert the same and shall state therein the number of shares of Series A Preferred Stock to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Promptly thereafter, the holder shall surrender the certificate or certificates of shares of Series A Preferred Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for such shares, or at such other place designated by the Corporation, provided that the Corporation shall at all times maintain an office or agency in The City of New York for such purposes. The Corporation shall, immediately upon receipt of such notice, issue and deliver to or upon the order of such holder, against delivery of the certificates representing the shares of Series A Preferred Stock that

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

have been converted, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled (in the number(s) and denomination(s) designated by such holder), and the Corporation shall deliver to such holder a certificate or certificates for the number of shares of Series A Preferred Stock that such holder has not elected to convert. The conversion right with respect to any shares of Series A Preferred Stock shall be deemed to have been exercised at the date upon which the certificates therefor (and the payment required by Section 6(d), if applicable), shall have been so delivered, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock upon that date.

     (c) No fractional shares of Common Stock shall be issued upon conversion of shares of Series A Preferred Stock. Instead of any fractional share of Common Stock otherwise issuable upon conversion of any shares of Series A Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price of the Common Stock at the close of business on the day of conversion. In the absence of a Closing Price, the Board of Directors shall in good faith determine the current market price on such basis as it reasonably considers appropriate and such current market price shall be used to calculate the cash adjustment; provided that in no case shall the Closing Price be less than the Conversion Price then in effect.

     (d) If a holder converts shares of Series A Preferred Stock, the Corporation shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock upon the conversion or due upon the issuance of a new certificate or certificates for any shares of Series A Preferred Stock not converted. The holder, however, shall pay any such tax that is due because any such shares of the Common Stock or of the Series A Preferred Stock are issued in a name other than the name of the holder.

     (e) The Corporation shall reserve out of its authorized but unissued Common Stock held in treasury enough shares of Common Stock to permit the conversion of all of the then-outstanding shares of Series A Preferred Stock. For the purposes of this Section 6(e), the full number of shares of Common Stock then issuable upon the conversion of all then-outstanding shares of Series A Preferred Stock shall be computed as if at the time of computation all outstanding shares of Series A Preferred Stock were held by a single holder. The Corporation shall from time to time, in accordance with the laws of the State of Delaware and its certificate of incorporation, increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all shares of Series A Preferred Stock at the time outstanding. All shares of Common Stock issued upon conversion of the shares of Series A Preferred Stock shall be validly issued, fully paid and nonassessable.

     (f) The Conversion Price shall be subject to adjustment as follows:

          (i) In case the Corporation shall (A) pay a dividend on any class of its capital stock in shares of its Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted (as provided below) so that the holders of any shares of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such holder would have owned or have been entitled to receive immediately following such action had such shares of Series A Preferred Stock been converted immediately prior to such time. The Conversion Price as adjusted shall be determined by multiplying the Conversion Price at which the shares of Series A Preferred Stock were theretofore convertible by a fraction of which the denominator shall be the number of shares of Common Stock outstanding immediately following such action and of which the numerator shall be the number of shares of Common Stock outstanding immediately prior thereto. Such adjustment shall be made whenever any event listed above shall occur and shall become effective retroactively immediately after the record date in the case of a dividend and immediately after the effective date in the case of a subdivision or combination.

          (ii) In case the Corporation shall issue rights or warrants to any Person (including holders of its Common Stock) entitling such Person or Persons to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock at the record date therefor, or in case the Corporation shall issue to any Person (including holders

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

     of its Common Stock) other securities convertible into or exchangeable for Common Stock for a consideration per share of Common Stock deliverable upon conversion or exchange thereof less than the Current Market Price at the record date therefore, then the Conversion Price in effect immediately prior thereto shall be adjusted as provided below so that the Conversion Price therefor shall be equal to the price determined by multiplying (A) the Conversion Price at which shares of Series A Preferred Stock were theretofore convertible by (B) a fraction of which (x) the denominator shall be the sum of (1) the number of shares of Common Stock outstanding on the date of issuance of the convertible or exchangeable securities, rights or warrants and (2) the number of additional shares of Common Stock offered for subscription or purchase, or issuable upon such conversion or exchange, and (y) the numerator shall be the sum of (1) the number of shares of Common Stock outstanding on the date of issuance of such convertible or exchangeable securities, rights or warrants and (2) the number of additional shares of Common Stock which the aggregate offering price of the number of shares of Common Stock so offered would purchase at the Current Market Price per share of Common Stock. Such adjustment shall be made whenever such convertible or exchangeable securities, rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such securities. However, upon the expiration of any right or warrant to purchase Common Stock, the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 6(f)(ii), if any such right or warrant shall expire and shall not have been exercised, the Conversion Price shall be recomputed immediately upon such expiration and effective immediately upon such expiration shall be increased to the price it would have been (but reflecting any other adjustments to the Conversion Price made pursuant to the provisions of this Section 6(f) after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants. No further adjustment shall be made upon exercise of any right, warrant, convertible security or exchangeable security if any adjustment shall have been made upon issuance of such security. The foregoing notwithstanding, no adjustment shall be made pursuant to this subparagraph (ii) with respect to any particular dividend or other event with respect to which a Payout Election is made.

          (iii) In case the Corporation shall pay a dividend to all holders of its Common Stock (including any dividend paid in connection with a consolidation or merger in which the Corporation is the continuing corporation) of any shares of capital stock of the Corporation or its subsidiaries (other than Common Stock) or evidences of its indebtedness or assets or cash (excluding dividends or distributions in connection with the liquidation, dissolution or winding up of the Corporation) or rights or warrants to subscribe for or purchase any of its securities or those of its subsidiaries or securities convertible or exchangeable for Common Stock (excluding those securities referred to in Section 6(f)(ii) above), then in each such case the Conversion Price in effect immediately prior thereto shall be adjusted as provided below so that the Conversion Price thereafter shall be equal to the price determined by multiplying (A) the Conversion Price in effect on the record date mentioned below by (B) a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive) as of such record date of the cash, assets, evidences of indebtedness or securities so paid with respect to one share of Common Stock, and the denominator of which shall be the Current Market Price per share of Common Stock on such record date; provided, however, that in the event the then fair market value (as so determined) so paid with respect to one share of Common Stock is equal to or greater than the Current Market Price per share of Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of shares of the Series A Preferred Stock shall have the right to receive the amount and kind of assets, evidences of indebtedness, or securities such holder would have received had such holder converted each such share of Series A Preferred Stock immediately prior to the record date for such dividend. Such adjustment shall be made whenever any such payment is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to

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

     receive the payment. The foregoing notwithstanding, no adjustment shall be made pursuant to this subparagraph (iii) with respect to any particular dividend or other event with respect to which a Payout Election is made.

          (iv) In case the Corporation shall purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Current Market Price per share of Common Stock on the date of such event, or in case the Corporation shall purchase, redeem or otherwise acquire other securities convertible into or exchangeable for Common Stock for a consideration per share of Common Stock into which such security is convertible or exchangeable greater than the per share Current Market Price on the date of such event, then the Conversion Price in effect immediately prior thereto shall be adjusted as provided below so that the Conversion Price therefor shall be equal to the price determined by multiplying (A) the Conversion Price at which shares of Series A Preferred Stock were theretofore convertible by (B) a fraction of which (x) the denominator shall be the Current Market Price per share on the date of such event, and
     (y) the numerator shall be the Current Market Price per share on the date of such event less the difference between (1) the consideration paid by the Corporation per share of Common Stock (or, in the case of securities convertible into or exchangeable for Common Stock, the consideration per share of Common Stock into which such security is convertible or exchangeable) purchased, redeemed or acquired in such event and (2) the Current Market Price per share on the date of such event. Such adjustment shall be made whenever such Common Stock is issued or sold, and shall become effective immediately after the issuance or sale of such securities. The foregoing notwithstanding, no adjustment shall be made pursuant to this subparagraph (iv) with respect to any particular purchase, redemption or acquisition with respect to which a Payout Election is made.

          (v) In case the Corporation shall issue or sell any shares of Common Stock at a price per share more than 15% below (or, in the case of any issuance or sale to an affiliate (as defined in the rules of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended) of the Corporation, any amount below) the Current Market Price per share of Common Stock on the date the Corporation commits or agrees to such sale or issuance, then the Conversion Price in effect immediately prior thereto shall be adjusted as provided below so that the Conversion Price therefor shall be equal to the price determined by multiplying (A) the Conversion Price at which shares of Series A Preferred Stock were theretofore convertible by (B) a fraction of which (x) the denominator shall be the sum of (1) the number of shares of Common Stock outstanding on the date of issuance or sale of such shares of Common Stock and (2) the number of additional shares of Common Stock offered for sale or subject to issuance, and (y) the numerator shall be the sum of (1) the number of shares of Common Stock outstanding on the date of issuance or sale of such shares of Common Stock and (2) the number of additional shares of Common Stock which the aggregate offering price of the number of shares of Common Stock so offered or issued would purchase at the Current Market Price per share of Common Stock. Such adjustment shall be made whenever such Common Stock is issued or sold, and shall become effective immediately after the issuance or sale of such securities; provided, however, that the provisions of this subparagraph shall not apply to (1) shares of Common Stock issued upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock, or (2) shares of Common Stock issued upon conversion, exercise or exchange of any security with respect to which an adjustment to the Conversion Price was made in accordance with clause (ii) above at the time of issuance of such security, or (3) shares of Common Stock issued in a bona fide public offering to or through a nationally recognized investment banking firm in which affiliates (as defined in the rules of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended) of the Corporation purchase less than 25% of the shares in such offering.

          (vi) No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments that by reason of this Section 6(f)(vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6(f) shall be made to the nearest cent.

          (vii) In the event that, at any time as a result of an adjustment made pursuant to Section 6(f)(i) through 6(f)(vi) above, the holder of any share of Series A Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of the Common Stock, thereafter the number of such other shares so receivable upon conversion of any share of Series A Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 6(f)(i) through 6(f)(vi) above, and the other provisions of this Section 6 with respect to the Common Stock shall apply on like terms to any such other shares.

          (viii) Whenever the Conversion Price is adjusted, as herein provided, the Corporation shall promptly file with the transfer agent for the Series A Preferred Stock, or, if there is no transfer agent, the Corporation shall promptly send to each holder of record by first class mail, postage pre-paid, a certificate of an officer of the Corporation setting forth the Conversion Price after the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. The certificate shall be conclusive evidence of the correctness of the adjustment. The Corporation shall promptly cause a notice of the adjusted Conversion Price to be mailed to each registered holder of shares of Series A Preferred Stock.

          (ix) In case of any reclassification of the Common Stock, any consolidation of the Corporation with, or merger of the Corporation into, any other entity, any merger of another entity into the Corporation (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Corporation), any sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the holder of each share of Series A Preferred Stock then outstanding shall have the right thereafter, during the period such share of Series A Preferred Stock shall be convertible, to convert such share only into the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of the Corporation into which a share of Series A Preferred Stock would have been convertible immediately prior to the reclassification, consolidation, merger, sale, transfer or share exchange. The Corporation, the person formed by the consolidation or resulting from the merger or which acquires such assets or which acquires the Corporation's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such rights and such rights shall be clearly provided for in the definitive transaction documents relating to such transaction. The certificate or articles of incorporation or other constituent document shall provide for adjustments, which, for events subsequent to the effective date of the certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this
     Section 6(f)(ix) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

     (g) The Corporation from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period. Whenever the Conversion Price is so reduced, the Corporation shall mail to holders of record of the Series A Preferred Stock a notice of the reduction at least 15 days before the date the reduced Conversion Price takes effect, stating the reduced Conversion Price and the period it will be in effect. A voluntary reduction of the Conversion Price does not change or adjust the Conversion Price otherwise in effect for purposes of paragraph 6(f) above.

     7. Status of Shares. All shares of the Series A Preferred Stock that are at any time redeemed pursuant to Section 4 above or converted or exchanged pursuant to Section 6 above and all shares of the Series A Preferred Stock that are otherwise reacquired by the Corporation and subsequently canceled by the Board of Directors of the Corporation shall have the status of authorized but unissued shares of Preferred Stock, without designation as to series, subject to reissuance by the Board of Directors of the Corporation as shares of any one or more other series.

     8. Voting Rights. Except as set forth below or otherwise required by law, holders of shares of the Series A Preferred Stock shall have no voting rights.

     (a) So long as any shares of the Series A Preferred Stock are outstanding, each share of Series A Preferred Stock shall entitle the holder thereof to notice of and to vote, in person or by proxy, at any special or annual meeting of stockholders, on all matters entitled to be voted on by holders of Common Stock and any other series or class of Voting Stock voting together as a single class with all other shares entitled to vote thereon. With respect to any such vote, each share of Series A Preferred Stock shall entitle the holder thereof to cast that number of votes per share as is equal to the number of votes that such holder would be entitled to cast had such holder converted its shares of Series A Preferred Stock into shares of Common Stock as of the record date for determining the stockholders of the Corporation eligible to vote on any such matters.

     (b) So long as any shares of the Series A Preferred Stock are outstanding, in addition to any vote or consent of stockholders required by law or by the Corporation's Certificate of Incorporation, the affirmative vote or consent of the holders of at least a majority of the shares of Series A Preferred Stock at any time issued and outstanding, acting as a single class, given in person or by proxy at any meeting called for such purpose, shall be necessary for effecting or validating

          (i) any reclassification of the Series A Preferred Stock or any amendment, alteration or repeal (including as a result of a merger or consolidation involving the Corporation or otherwise by operation of law) of any of the provisions of the Certificate of Incorporation or By-laws of the Corporation which adversely affects the voting powers, rights or preferences of the holders of the shares of Series A Preferred Stock; provided that the consent of the holders of at least a majority of the shares of Series A Preferred Stock and Series B Preferred Stock at the time issued and outstanding, acting as a single class, given in person or by proxy by vote at any meeting called for such purpose, shall be necessary for effecting or validating any reclassification or any amendment, alteration or repeal of any of the provisions of the Corporation's Certificate of Incorporation or By-laws of the Corporation which affects adversely the voting powers, rights or preferences of the holders of the shares of Series A Preferred Stock and Series B Preferred Stock; and provided, further, that any amendment of the provisions of the Corporation's Certificate of Incorporation so as to authorize or create, or to increase the authorized amount of, the Junior Stock shall not be deemed to affect adversely the voting powers, rights or preferences of the holders of shares of Series A Preferred Stock or Series B Preferred Stock;

          (ii) the authorization or creation of, or the increase in the authorized amount of, or the issuance of any shares of any class or series of Senior Stock or any security convertible into shares of any class or series of Senior Stock;

          (iii) the authorization or creation of, or the increase in the authorized amount of, or the issuance of any shares of any class or series of Parity Stock or any security convertible into shares of any class or series of Parity Stock such that the aggregate liquidation preference of all outstanding shares of Parity Stock (other than (x) shares of Series A Preferred Stock or Series B Preferred Stock issued pursuant to the Stock Purchase Agreement, dated as of November 13, 1998, by and among Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and the Corporation (the 'Stock Purchase Agreement') and (y) any shares of Series A Preferred Stock or Series B Preferred Stock issued as a dividend in respect of shares referred to in clause (x) or in respect of shares referred to in this clause (y)) would exceed the sum of (1) $135,000,000 and (2) the aggregate liquidation preference of the shares of Series B Preferred Stock issued at the Option Closing (as such term is defined in the Stock Purchase Agreement), if any;

          (iv) the merger or consolidation of the Corporation with or into any other entity, unless the resulting corporation will thereafter have no class or series of shares and no other securities either authorized or outstanding ranking prior to, or on a parity with, shares of Series A Preferred Stock in the payment of dividends or the distribution of its assets on liquidation, dissolution or winding up; provided, however, that no such vote or consent of the holders of Series A Preferred Stock shall be required if prior to the time when such merger or consolidation is to take effect, and regardless of whether such merger or consolidation would constitute a Change of Control (as defined in

     Section 9), a Change of Control Offer (as defined in Section 9) is made for all shares of Series A Preferred Stock at the time outstanding in accordance with Section 9; and

          (v) the application of any funds, property or assets of the Corporation or any of its subsidiaries to the purchase, redemption, sinking fund or other retirement of any shares of any class of Junior Stock, or the declaration, payment or making of any dividend or distribution (in cash, property or obligations) on any shares of any class of Junior Stock, other than a dividend or dividends payable solely in Common Stock or Junior Stock, unless the holders of Series A Preferred Stock shall have been offered the opportunity to make a Payout Election with respect to such event.

In connection with any right to vote pursuant to Section 8(b), each holder of shares of Series A Preferred Stock shall have one vote for each share held. The above notwithstanding, and subject to Section 8(a), no consent of holders of Series A Preferred Stock or Series B Preferred Stock shall be required for the creation of any indebtedness of any kind of the Corporation.

     (c) The term 'Voting Stock' means any class or classes of capital stock, or securities convertible into or exchangeable for any class of capital stock, of the Corporation pursuant to which the holders thereof have the general power under ordinary circumstances to vote with respect to the election of at least a majority of the Board of Directors of the Corporation, irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency.

     9. Change of Control. (a) In the event of a Change of Control (the date of such event being the 'Change of Control Date'), the Corporation shall notify the holders of the Series A Preferred Stock in writing of such event promptly upon the Corporation becoming aware that a Change of Control is expected to occur or has occurred and shall, pursuant to Section 9(b), make an offer to purchase (the 'Change of Control Offer') all of the then outstanding shares of Series A Preferred Stock at a purchase price of 101% of the Liquidation Preference thereof, payable in cash, plus any unpaid dividends thereon, if any, whether or not declared, to the date such shares are purchased, payable in cash.

     (b) Subject to the provisions of Section 9(e), within 30 days following the Change of Control Date, the Corporation shall send, by first class mail, postage prepaid, a notice to each holder of Series A Preferred Stock at such holder's address as it appears on the stock books of the Corporation, which notice shall govern the terms of the Change of Control Offer. The notice to the holders shall contain all instructions and materials necessary to enable such holders to tender their shares of Series A Preferred Stock pursuant to the Change of Control Offer. Such notice shall state:

          (i) that a Change of Control has occurred, that the Change of Control Offer is being made pursuant to this Section 9 and that all shares of Series A Preferred Stock validly tendered and not withdrawn will be accepted for payment;

          (ii) the purchase price (plus the amount of unpaid dividends, if any) and the purchase date (the 'Change of Control Payment Date') which shall be a date no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the 'Initial Date') or, if any of the Corporation's 15% Senior Secured Discount Notes due 2007 ('Senior Secured Notes') or Senior Obligations remain outstanding, the later of the Initial Date and a date that is not more than 30 days following the date the Corporation sends notice pursuant to Section 9(e) that it has satisfied all of the Senior Obligations;

          (iii) that any shares of Series A Preferred Stock not tendered will remain outstanding on the same terms and will continue to accrue dividends;

          (iv) that, unless the Corporation defaults in making payment therefor, any share of Series A Preferred Stock tendered and accepted for payment pursuant to the Change of Control Offer shall cease to accrue dividends after the Change of Control Payment Date;

          (v) that holders electing to have any shares of Series A Preferred Stock purchased pursuant to a Change of Control Offer will be required to surrender the certificate or certificates representing such shares, properly endorsed for transfer together with such customary documents as the Corporation and the transfer agent may reasonably require, in the manner and at the place specified in the notice prior to the close of business on the business day prior to the Change of Control Payment Date;

          (vi) that holders shall be entitled to withdraw their election if the Corporation receives, not later than five business days prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the holder, the number of shares of Series A Preferred Stock the holder delivered for purchase and a statement that such holder is withdrawing his election to have such shares of Series A Preferred Stock purchased;

          (vii) that holders whose shares of Series A Preferred Stock are purchased only in part will be issued a new certificate representing the unpurchased shares of Series A Preferred Stock; and

          (viii) the circumstances and relevant facts regarding such Change of Control.

     (c) The Corporation shall comply with any securities laws and regulations, to the extent such laws and regulations are applicable to the repurchase of the Series A Preferred Stock in connection with a Change of Control Offer.

     (d) On the Change of Control Payment Date, the Corporation shall (x) accept for payment the shares of Series A Preferred Stock validly tendered pursuant to the Change of Control Offer, (y) pay to the holders of shares so accepted the purchase price therefor (plus the amount of unpaid dividends, if any) and (z) cancel and retire each surrendered certificate (subject to issuing a new certificate representing the unpurchased shares of Series A Preferred Stock). Unless the Corporation defaults in the payment for the shares of Series A Preferred Stock tendered pursuant to the Change of Control Offer, dividends shall cease to accrue with respect to the shares of Series A Preferred Stock tendered and all rights of holders of such tendered shares shall terminate, except for the right to receive payment therefor, on the Change of Control Payment Date.

     (e) If the purchase of Series A Preferred Stock under this Section 9 would violate or constitute a default under (i) the Senior Secured Notes or the indenture relating thereto (the 'Indenture'), or (ii) the indenture or indentures or other agreement or agreements under which there may be issued or outstanding from time to time other indebtedness of the Company ('Other Agreements') in an aggregate principal amount not exceeding $450 million (less the amount, if any, of indebtedness issued to replace, refinance or refund the Senior Secured Notes) because the Corporation has not satisfied all of its obligations under such Other Agreements arising from the Change of Control (collectively, 'Senior Obligations'), then, notwithstanding anything to the contrary contained above, prior to complying with the foregoing provisions, the Corporation shall use its best efforts to satisfy the Senior Obligations as promptly as possible or to obtain the requisite consents under the Indenture and the Other Agreements necessary to permit the repurchase of the Series A Preferred Stock required by this Section 9. Until the requirements of the immediately preceding sentence are satisfied, the Corporation shall not be obligated to make any Change of Control Offer. Within 15 days following the date the Corporation has satisfied all of the Senior Obligations or obtained such requisite consents or waivers, the Corporation shall send, by first class mail, postage prepaid, a notice to each holder of Series A Preferred Stock at such holder's address as it appears on the stock books of the Corporation that the Corporation has satisfied all of the Senior Obligations or obtained such requisite consents or waivers, and such notice shall state the date the Senior Obligations were satisfied or waived and the Change of Control Payment Date.

     (f) For the purposes of this Section 9, 'Change of Control' means the occurrence of any of the following events: (i) any 'person' or 'group' (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the 'Exchange Act')) is or becomes the 'beneficial owner' (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have 'beneficial ownership' of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total outstanding Voting Stock of the Corporation; (ii) the Corporation consolidates with or merges with or into another person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person, or any person consolidates with or merges with or into the Corporation, in any such event, pursuant to a transaction in which the outstanding voting stock of the Corporation is converted into or exchanged for cash, securities or other property, other than, at all times when the

Senior Secured Notes are outstanding, those transactions that are not deemed a 'Change of Control' under the terms of the Indenture; (iii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Corporation (together with any new directors whose election to such Board of Directors, or whose nomination for election by the stockholders of the Corporation, was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Corporation then in office; or (iv) the Corporation is liquidated or dissolved or a special resolution is passed by the stockholders of the Corporation approving the plan of liquidation or dissolution, other than, at all times when the Senior Secured Notes are outstanding, those transactions that are not deemed a 'Change of Control' under the terms of the Indenture; provided, however, that no transaction or event shall be deemed to be a 'Change of Control' for purposes of this Section 9 if (1) all of the outstanding shares of Common Stock are to be converted pursuant thereto solely into the right to receive, for each share of Common Stock so converted, cash and/or shares of Qualifying Acquiror Common Stock (as defined below) (valued at its Current Market Price) together having a value in excess of $30.30, (2) the Corporation shall have declared and paid all dividends on the Series A Preferred Stock and Series B Preferred Stock, whether or not theretofore declared or undeclared, to the date of the Change of Control and the holders thereof shall have been given reasonable opportunity to convert, prior to such Change of Control, any shares of Series A Preferred Stock or Series B Preferred Stock so issued as a dividend, and (3) immediately following such event the number of shares of Qualifying Acquiror Common Stock into which shares of Series A Preferred Stock and Series B Preferred Stock shall have been converted (together with, if shares of Series A Preferred Stock and/or Series B Preferred Stock are to remain outstanding, any shares of Qualifying Acquiror Common Stock into which all outstanding Shares of Series A Preferred Stock and Series B Preferred Stock would be convertible) would represent both (A) less than 5% of the total number of shares of Qualifying Acquiror Common Stock outstanding immediately after such event and
(B) less than one third of the number of shares of Qualifying Acquiror Common Stock that would be Publicly Traded immediately after such event. For purposes of this Section 9, the term 'Qualifying Acquiror Common Stock' means the common stock of any corporation if listed on or admitted to trading on the NYSE, AMEX or Nasdaq, and the term 'Publicly Traded' means shares of such Qualifying Acquiror Common Stock that are both (1) held by persons who are neither officers, directors or Affiliates of such corporation nor the 'beneficial owner' (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 5% or more of the total number of shares then issued and outstanding, and (2) not 'restricted securities' (as such term is defined in Rule 144 of the Securities Act of 1933, as amended).

     (g) The Corporation shall not engage in any transaction of the type referred to in clause (ii) of paragraph (f) above (other than one which is not a 'Change of Control' by virtue of application of the proviso to paragraph (f) above) unless (i) if the Corporation shall be the surviving or continuing entity of such transaction, the Corporation shall, after consummation thereof, have sufficient funds to perform its obligations under this Section 9, and (ii) if the Corporation shall not be the surviving or continuing entity of such transaction, proper and adequate provision shall be made, in the definitive documentation providing for such transaction or otherwise, to ensure that the surviving or continuing corporation of such transaction shall expressly assume the Corporation's obligations under this Section 9 and shall have sufficient funds to perform its obligations under this Section 9.

     10. Sinking Fund Redemption. The shares of the Series A Preferred Stock are not subject to sinking fund requirements.

     11. Exchange. (a) Shares of Series A Preferred Stock shall be exchangeable for Convertible Debt, in whole or in part, out of surplus of the Corporation legally available for such exchange, at any time and from time to time at the option of the Corporation. All accrued and unpaid dividends on the shares of Series A Preferred Stock, including Default Dividends and dividends accrued from the last preceding Dividend Payment Date through the date fixed for such exchange, shall be declared and paid prior to or on the same date as the date of any exchange pursuant to this Section 11. The Corporation shall cause the Convertible Debt to be issued on and dated the date which coincides with the date of exchange of the Series A Preferred Stock.

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

     (b) Any notice of any exchange of the Series A Preferred Stock given by the Corporation shall be mailed to each holder of shares of Series A Preferred Stock to be exchanged at such Holder's address as it appears on the books of the Corporation. Such notice shall set forth the procedures for exchanging certificates representing Series A Preferred Stock for Convertible Debt with a principal amount equal to 100% of the aggregate Liquidation Preference of the shares of Series A Preferred Stock being exchanged. The Corporation shall as promptly as practicable thereafter mail to each such holder a notice setting forth the procedures for exchanging certificates representing Series A Preferred Stock for Convertible Debt. Upon such exchange, the rights of the holders of Series A Preferred Stock to be exchanged as stockholders of the Corporation shall cease, and the person or persons entitled to receive the Convertible Debt issuable upon such exchange shall be treated for all purposes as the registered holder or holders of such Convertible Debt.

     (c) The shares of Series A Preferred Stock which have been exchanged shall no longer be deemed to be outstanding and shall be retired and all rights with respect to such shares, including, without limitation, the rights, if any, to receive dividends (and interest thereon) and to receive notices and to vote or consent (except for the right of the holders to receive accrued and unpaid dividends, if any, and Convertible Debt and Common Stock, as provided herein, in exchange therefor) shall forthwith cease.

     (d) Upon any exchange of shares of Series A Preferred Stock into Convertible Debt, as provided herein, in accordance with this Section 11, the Corporation will pay any documentary, stamp or similar issue or transfer taxes which may be due with respect to the transfer and exchange of such exchanged shares, if any; provided, however, that if the Convertible Debt into which the shares of Series A Preferred Stock is exchangeable pursuant to this Section 11 is to be issued in the name of any person other than the holder of the shares of Series A Preferred Stock to be so exchanged, the amount of any transfer taxes (whether imposed on the Corporation, the holder or such other person) payable on account of the transfer to such person will be payable by the holder.

     (e) Unless otherwise agreed by the Corporation and each holder of shares of Series A Preferred Stock, any shares exchanged at the Corporation's election shall be called for exchange on a pro rata basis from all holders of Series A Preferred Stock. Any exchange for which shares are called for exchange on a pro rata basis (whether or not some of such shares so called are subsequently converted pursuant to Section 11) shall comply with this Section 11. Any fractional share of Series A Preferred Stock which would otherwise be issuable as a result of any exchange of less than all shares held shall be included in the shares exchanged.

     (f) The Convertible Debt shall have a maturity date 13 years following the Closing Date; a principal amount a described in Section 11(a) thereof (and a proportionate principal amount for any fractional share exchanged); and shall provide for payment of interest at the rate of 9.2% per annum, payable annually in cash; shall be convertible and redeemable on terms substantially the same as those of the Series A Preferred Stock; in each case, on the terms and conditions set forth in the Convertible Debt Indenture and shall otherwise be on the terms set forth in the Convertible Debt Indenture.

     (g) Definitions. (i) 'Convertible Debt' means the 9.2% Convertible Debentures of the Corporation issued pursuant to the Convertible Debt Indenture, as amended, modified, supplemented, restructured, replaced, extended or refinanced from time to time in accordance with the terms hereof and thereof.

          (ii) 'Convertible Debt Indenture' means the indenture pursuant to which the Convertible Debt is to be issued, in the form attached as Exhibit D to that certain Stock Purchase Agreement, dated as of November 13, 1998, among the Corporation and the Purchasers prior to the Closing (as defined therein), or, if no such form is agreed upon as of the Closing, in form and substance acceptable to holders of a majority of Series A Preferred Stock immediately prior to the effectiveness of such indenture.

     IN WITNESS WHEREOF, CD RADIO INC. has caused this Certificate to be duly
executed on its behalf by its undersigned duly authorized officer this   th day
of               , 199 .

                                          CD RADIO INC.

                                          By:
                                               .................................

                                                 Name: Patrick L. Donnelly
                                                     Title:  Secretary

                                                                       EXHIBIT B

                                 CD RADIO INC.
             CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RELATIVE,
              PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF
          9.2% SERIES B JUNIOR CUMULATIVE CONVERTIBLE PREFERRED STOCK

                            ------------------------

                       PURSUANT TO SECTION 151(g) OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                            ------------------------

     CD RADIO INC. (the 'Corporation'), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation (the 'Board of Directors'), in a duly convened meeting thereof on November 11, 1998, adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

     WHEREAS, the Board of Directors is authorized, within the limitations and restrictions stated in the Certificate of Incorporation of the Corporation, to fix by resolution or resolutions the designation of each series of Preferred Stock of the Corporation (the 'Preferred Stock') and the powers, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolutions of the Board of Directors under the General Corporation Law of the State of Delaware; and

     WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series;

     NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized such series of Preferred Stock on the terms and with the provisions herein set forth:

          1. Number of Shares; Designation. A total of 2,100,000 shares of Preferred Stock of the Corporation are hereby designated as 9.2% Series B Junior Cumulative Convertible Preferred Stock (the 'Series B Preferred Stock').

          2. Rank. The Series B Preferred Stock shall, with respect to payment of dividends, redemption payments and rights upon liquidation, dissolution or winding up of the affairs of the Corporation, (x) rank senior and prior to the Common Stock, par value $.001 per share, of the Corporation (the 'Common Stock') and any other class or series of capital stock of the Corporation that by its terms ranks junior to the Series B Preferred Stock as to payment of dividends, redemption payments and rights upon liquidation, dissolution or winding up of the affairs of the Corporation,
     (y) rank on a parity with the Corporation's 9.2% Series A Junior Cumulative Convertible Preferred Stock (the 'Series A Preferred Stock') and all Parity Dividend Stock (as defined in Section 3(a)) and all Parity Liquidation Stock (as defined in Section 5(b)), and (z) rank junior to the Corporation's 10 1/2% Series C Convertible Preferred Stock ('Series C Preferred Stock') and all Senior Dividend Stock (as defined in Section 3(c)), all Senior Liquidation Stock (as defined in Section 5(b)) and to any class or series of capital stock of the Corporation (other than the Common Stock), whether currently issued or issued in the future, that does not by its terms expressly provide that it ranks on a parity with or junior to the Series B Preferred Stock as to dividends and rights upon liquidation, dissolution or winding-up of the Corporation (which shall include, for purposes of the foregoing, any entity with which the Corporation may be merged or consolidated or to which all or substantially all the assets of the Corporation may be transferred or which transfers all or substantially all of its assets to the Corporation).

          3. Dividends. (a)(1) The holders of the issued and outstanding shares of the Series B Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors, out of funds legally available therefor in the case of dividends paid in cash, cumulative dividends at the annual rate per share of 9.2% of the sum of
     (x) the Liquidation Preference (defined in Section 5 hereof) and (y) all unpaid dividends, if any, whether or not declared, from the date of issuance of the shares of Series B Preferred Stock (the 'Closing Date') to the applicable dividend payment date. Dividends on shares of Series B Preferred Stock shall be payable annually initially on November 15, 1999 and each November 15 thereafter (each, a 'Dividend Payment Date'), except that if any Dividend Payment Date is not a business day then the Dividend Payment Date shall be on the first immediately succeeding business day (as used herein, the term 'business day' shall mean any day except a Saturday, Sunday or day on which banking institutions are legally authorized to close in The City of New York).

          (2) If any Dividend payable on any Dividend Payment Date is not declared or paid on such Dividend Payment Date, as provided in Section 3(a)(1), in full in cash or in additional shares of Series B Preferred Stock, then the amount of such unpaid dividend ('Default Dividends') shall be accumulated. Any Default Dividends shall, from the Dividend Payment Date on which such dividends accrued, accrue dividends until paid, compounded annually, at a rate equal to 15% per annum. Default Dividends shall be payable in shares of Series B Preferred Stock, but not in cash.

          (3) Dividends on the Series B Preferred Stock may be paid, in the sole discretion of the Board of Directors, either in (i) cash, (ii) shares of Series B Preferred Stock or (iii) any combination of cash or shares of Series B Preferred Stock, and the issuance of the requisite number of such shares of Series B Preferred Stock (such number determined as provided in the next sentence) pursuant to (ii) or (iii) shall constitute full payment of any such dividend. Series B Preferred Stock issued to pay dividends shall be valued at their Liquidation Preference. All dividend payments paid with respect to shares of Series B Preferred Stock shall be paid pro rata to the holders entitled thereto. All shares of Series B Preferred Stock issued as a dividend with respect to shares of Series B Preferred Stock shall thereupon be duly authorized, validly issued, fully paid and non-assessable. In no event shall an election by the Board of Directors to pay dividends, in full or in part, in cash or in shares of Series B Preferred Stock in lieu of payment, in full or in part, in cash preclude the Board of Directors from electing any such alternative in respect of all or any portion of any subsequent dividend. The Corporation shall not issue fractional shares of Series B Preferred Stock upon payment of any dividends in shares of Series B Preferred Stock and any amount of fractional shares of Series B Preferred Stock otherwise issuable upon the payment of any dividend in shares of Series B Preferred Stock shall be paid in cash.

          (4) Dividends to be paid on a Dividend Payment Date shall be paid to the holders of record of shares of the Series B Preferred Stock as they appear on the stock register of the Corporation at the close of business on such record dates (each, a 'Dividend Payment Record Date'), which shall be not more than 40 days nor fewer than 10 days preceding each Dividend Payment Date thereof, as shall be fixed by the Board of Directors of the Corporation. Default Dividends shall be declared and paid at any time as of which funds legally available therefor are available to the Corporation, without reference to any regular Dividend Payment Date, to the holders of record on such date, not exceeding 40 days nor fewer than 10 days preceding the date on which dividends in arrears will be paid, as may be fixed by the Board of Directors of the Corporation. Holders of shares of the Series B Preferred Stock shall be entitled to receive dividends in preference to and in priority over dividends upon the Common Stock and any other series or class of the Corporation's capital stock that ranks junior as to dividends to the Series B Preferred Stock ('Junior Dividend Stock') and shall be on a parity as to dividends with the Series A Preferred Stock and any series or class of the Corporation's capital stock that does not rank senior or junior as to dividends with the Series B Preferred Stock (together with the Series A Preferred Stock, 'Parity Dividend Stock'). The holders of shares of the Series B Preferred Stock shall not be entitled to any dividends in excess of full cumulative dividends (including Default Dividends), as herein provided.

          (b) No dividends, other than dividends payable solely in Common Stock, Junior Dividend Stock, or warrants or other rights to acquire such Common Stock or Junior Dividend Stock, shall be paid or declared and set apart for payment on, and no purchase, redemption or other acquisition shall be made by the Corporation or entity directly or indirectly controlled by the Corporation of,

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

     any Common Stock or Junior Dividend Stock unless and until (i) all accrued and unpaid dividends on the Series B Preferred Stock shall have been paid and (ii) proper provision shall have been made such that holders of shares of Series B Preferred Stock are offered the opportunity to elect (each, a 'Payout Election'), in lieu of the Conversion Price adjustment referred to in Section 6(f)(ii), Section 6(f)(iii) or Section 6(f)(iv), as the case may be, to participate in such dividend, purchase, redemption or other acquisition pro rata with the holders of Common Stock or Junior Dividend Stock, as the case may be, as if each share of Series B Preferred Stock had been converted as of the record date for such dividend or immediately prior to such purchase, redemption or other acquisition, as the case may be, at the Conversion Price then in effect (without any requirement that any such shares of Series B Preferred Stock actually be so converted). Each Payout Election shall be made upon the affirmative vote or consent of holders of a majority of the total number of shares of Series B Preferred Stock then outstanding and shall be effective as to and binding upon all such shares. So long as a sufficient amount of cash, assets, evidences of indebtedness or securities are set aside for payment to the holders of Series B Preferred Stock as of the payment date for such dividend or the date for such purchase, redemption or acquisition, payment need not be made to the holders of Series B Preferred Stock on such date but may be made at any time up to the tenth Business Day following such date.

          (c) If at any time the Corporation issues any class or series of capital stock ranking senior and prior to the Series B Preferred Stock with respect to the payment of dividends ('Senior Dividend Stock') and fails to pay or declare and set apart for payment accrued and unpaid dividends on such Senior Dividend Stock, in whole or in part, then (except to the extent allowed by the terms of the Senior Dividend Stock) no dividend paid in cash shall be paid or declared and set apart for payment on the Series B Preferred Stock unless and until all accrued and unpaid dividends with respect to the Senior Dividend Stock shall have been paid or declared and set apart for payment, without interest. Except as provided in Section 3(d) below, no dividends paid in cash shall be paid or declared and set apart for payment on any Parity Dividend Stock for any period unless the Corporation has paid or declared and set apart for payment, or contemporaneously pays or declares and sets apart for payment, on the Series B Preferred Stock all accrued and unpaid dividends for all dividend payment periods terminating on or prior to the date of payment of such dividends. Except as provided in Section 3(d) below, no dividends paid in cash shall be paid or declared and set apart for payment on the Series B Preferred Stock for any period unless the Corporation has paid or declared and set apart for payment, or contemporaneously pays or declares and sets apart for such payment, on any Parity Dividend Stock all accrued and unpaid dividends for all dividend payment periods terminating on or prior to the date of payment of such dividends.

          (d) If at any time the Corporation has failed to pay accrued dividends on any shares of Series B Preferred Stock on any Dividend Payment Date or any Parity Dividend Stock on a stated payment date, as the case may be, the Corporation shall not:

             (i) purchase any shares of the Series B Preferred Stock or Parity Dividend Stock (except for a consideration payable in Common Stock or Junior Dividend Stock) or redeem fewer than all of the shares of the Series B Preferred Stock and Parity Dividend Stock then outstanding except for (x) the repurchase or redemption of shares of the Series B Preferred Stock made pro rata among the holders of the shares of the Series B Preferred Stock then outstanding and (y) the repurchase or redemption made pro rata with respect to all shares of the Series B Preferred Stock and Parity Dividend Stock then outstanding so that the amounts repurchased or redeemed shall in all cases bear to each other the same ratio that, at the time of the repurchase or redemption, the required redemption payments on the shares of the Series B Preferred Stock and the other Parity Dividend Stock then outstanding, respectively, bear to each other, or

             (ii) permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase any Common Stock, Junior Dividend Stock, shares of the Series B Preferred Stock or Parity Dividend Stock, except to the same extent that the Corporation could purchase such shares.

          Unless and until all dividends unpaid in respect of prior dividend payment periods on shares of the Series B Preferred Stock and any Parity Dividend Stock at the time outstanding have been paid in full or a sum sufficient for such payment is declared and set apart, as provided in the paragraph (c), all dividends accrued by the Corporation upon shares of the Series B Preferred Stock or Parity Dividend Stock shall be declared pro rata with respect to all shares of the Series B Preferred Stock and Parity Dividend Stock then outstanding, so that the amounts of any dividends declared on shares of the Series B Preferred Stock and on the Parity Dividend Stock shall in all cases bear to each other the same ratio that, at the time of the declaration, all unpaid dividends in respect of prior dividend payment periods on shares of the Series B Preferred Stock and the other Parity Dividend Stock, respectively, bear to each other.

          4. Redemption. (a)(1) Optional Redemption. Except as provided in subsection (a)(2) of this Section 4 or in Section 9, shares of the Series B Preferred Stock shall not be redeemable prior to November 15, 2003. From and after November 15, 2003, subject to the restrictions in Section 3 above, the Corporation may redeem shares of Series B Preferred Stock, in whole or in part, at the option of the Corporation, to the extent it has funds legally available therefor at a redemption price of 100% of the Liquidation Preference thereof plus accrued and unpaid dividends, if any, whether or not declared, to the date of redemption.

          (2) Special Redemption. From and after November 15, 2001 and prior to November 15, 2003, the Corporation, at its option, may redeem shares of Series B Preferred Stock, in whole or in part, in the sole discretion of the Board of Directors, to the extent it has funds legally available therefor, at the redemption price of 100% of the Liquidation Preference thereof, plus an amount equal to the dividends unpaid thereon, if any, whether or not declared, to the redemption date, if the Current Market Price of the Common Stock on the date of the notice of redemption (described below) equals or exceeds $60.00 per share. As used herein, the 'Current Market Price' for a given date shall mean the average Closing Price of the Common Stock as reported in The Wall Street Journal or, at the election of the Corporation, other reputable financial news source, for the 20 consecutive trading days immediately preceding such date. The $60.00 per share benchmark shall be subject to adjustment upon the occurrence of certain events in the same manner as the Conversion Price (defined herein) shall be subject to adjustment as set forth in Section 6(f) hereof. For purposes of this paragraph, the Current Market Price shall be deemed to be less than $60 per share at any time during which the Common Stock is not listed, quoted or admitted to trading on either the New York Stock Exchange, Inc. (the 'NYSE'), the American Stock Exchange ('AMEX') or The Nasdaq Stock Market, Inc.'s National Market ('Nasdaq'). As used herein, the 'Closing Price' of any security on any day means the last reported sale price regular way on such day or, in the case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of the Common Stock, in each case on the NYSE or, if not listed or admitted to trading on such exchange, as quoted on AMEX or Nasdaq.

          (3) Mandatory Redemption. On November 15, 2011, the Corporation shall redeem all outstanding shares of Series A Preferred Stock, to the extent it has funds legally available therefor, at the redemption price of 100% of the Liquidation Preference thereof, plus an amount equal to the dividends unpaid thereon, if any, whether or not declared, to the redemption date.

          (4) Payment of Redemption Price. (a) The amount of the redemption price on any shares of Series B Preferred Stock redeemed, on any redemption set forth herein, that is allocable to the Liquidation Preference thereon shall be paid in cash (to the extent funds are legally available therefor) and any unpaid dividends to be paid on the shares of Series B Preferred Stock redeemed on such redemption date may be paid in cash (to the extent funds are legally available therefor) or shares of Series B Preferred Stock, or any combination thereof, in the sole discretion of the Board of Directors as provided in Section 3(a)(3) hereof.

          (b) Not less than 15 days nor more than 45 days (such date as fixed by the Board of Directors of the Corporation is referred to herein as the 'Redemption Record Date') prior to the date fixed for any redemption of shares of the Series B Preferred Stock pursuant to this Section 4, a notice specifying the time and place of the redemption and the number of shares to be redeemed shall be given by first class mail, postage prepaid, to the holders of record on the Redemption Record Date

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

     of the shares of the Series B Preferred Stock to be redeemed at their respective addresses as the same shall appear on the books of the Corporation, calling upon each holder of record to surrender to the Corporation on the redemption date at the place designated in the notice such holder's certificate or certificates representing the number of shares specified in the notice of redemption. Neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice. On or after the redemption date, each holder of shares of Series B Preferred Stock to be redeemed shall present and surrender such holder's certificate or certificates for such shares to the Corporation at the place designated in the redemption notice and thereupon the redemption price of the shares, and any unpaid dividends thereon to the redemption date, shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

          (c) If a notice of redemption has been given pursuant to this Section 4 and if, on or before the redemption date, the funds (or shares of Series B Preferred Stock if any dividends are to be paid in shares of Series B Preferred Stock), necessary for such redemption (including all dividends on the shares of Series B Preferred Stock to be redeemed that will accrue to the redemption date) shall have been set aside by the Corporation, separate and apart from its other funds (or reserved and authorized for issuance if any dividends are to be paid in shares of Series B Preferred Stock), in trust for the pro rata benefit of the holders of the shares of Series B Preferred Stock so called for redemption, then, notwithstanding that any certificates for such shares of Series B Preferred Stock have not been surrendered for cancellation, on the redemption date dividends shall cease to accrue on the shares of the Series B Preferred Stock to be redeemed, and at the close of business on the date on which such funds have been segregated and set aside by the Corporation as provided in this Section 4(c), the holders of such shares shall cease to be stockholders with respect to those shares, shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect thereto, except the conversion rights provided in subsection (d) of this Section 4 and Section 6 below and the right to receive the moneys payable (or shares of Series B Preferred Stock issued if any dividends are to be paid in shares of Series B Preferred Stock) upon such redemption, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares of Series B Preferred Stock evidenced thereby shall no longer be outstanding. Subject to applicable escheat laws, any moneys so set aside (or shares of Series B Preferred Stock authorized and reserved if any dividends are to be paid in shares of Series B Preferred Stock) by the Corporation and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation (or be released from the reservation thereof in the case of shares of Series B Preferred Stock), after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the redemption price, without interest. Any interest accrued on funds so deposited shall belong to the Corporation and be paid thereto from time to time.

          (d) If a notice of redemption has been given pursuant to this Section 4 and any holder of shares of Series B Preferred Stock shall, prior to the close of business on the business day immediately preceding the redemption date, give written notice to the Corporation pursuant to Section 6 below of the conversion of any or all of the shares to be redeemed held by the holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Corporation, and any necessary transfer tax payment, as required by Section 6 below), then such redemption shall not become effective as to such shares to be converted and such conversion shall become effective as provided in Section 6 below, whereupon any funds deposited by the Corporation for the redemption of such shares shall (subject to any right of the holder of such shares to receive the dividend payable thereon as provided in Section 6 below) immediately upon such conversion be returned to the Corporation or, if then held in trust by the Corporation, shall automatically and without further corporate action or notice be discharged from the trust.

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

          (e) In every case of redemption of fewer than all of the outstanding shares of the Series B Preferred Stock pursuant to this Section 4, the shares to be redeemed shall be selected pro rata, provided that only whole shares shall be selected for redemption.

          5. Liquidation. (a) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of the Series B Preferred Stock shall be entitled to receive $100.00 per share (the 'Liquidation Preference'), plus an amount equal to the accrued and unpaid dividends thereon, if any, whether or not declared, to the payment date.

          (b) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of shares of Series B Preferred Stock (i) shall not be entitled to receive the Liquidation Preference of the shares held by them until payment in full or provision has been made for the payment of all claims of creditors of the Corporation and the liquidation preference of any class or series of capital stock ranking senior to the Series B Preferred Stock with respect to redemption rights and rights upon liquidation, dissolution or winding up of the affairs of the Corporation ('Senior Liquidation Stock' and together with the Senior Dividend Stock, the 'Senior Stock'), plus accrued and unpaid dividends thereon, if any, whether or not declared, to the payment date, shall have been paid in full and (ii) shall be entitled to receive the Liquidation Preference of such shares held by them, plus accrued and unpaid dividends thereon, if any, whether or not declared, to the payment date, in preference to and in priority over any distributions upon the Common Stock and any other series or class of the Corporation's capital stock that ranks junior to the Series B Preferred Stock as to redemption rights and rights upon liquidation, dissolution or winding up of the affairs of the Corporation ('Junior Liquidation Stock' and together with the Junior Dividend Stock, the 'Junior Stock'). Upon payment in full of the Liquidation Preference to which the holders of shares of the Series B Preferred Stock are entitled, the holders of shares of the Series B Preferred Stock shall not be entitled to any further participation in any distribution of assets by the Corporation. Subject to clause (i) above, if the assets of the Corporation are not sufficient to pay in full the Liquidation Preference payable to the holders of shares of the Series B Preferred Stock and the liquidation preference payable to the holders of any series or class of the Corporation's capital stock, outstanding on the date hereof or hereafter issued, that ranks on a parity with the Series B Preferred Stock as to redemption rights and rights upon liquidation, dissolution or winding up of the affairs of the Corporation ('Parity Liquidation Stock' and together with the Parity Dividend Stock, the 'Parity Stock'), the holders of all such shares shall share ratably in proportion to the full respective preferential amounts payable on such shares in any distribution.

          (c) For the purposes of this Section 5, neither the sale of all or substantially all of the assets of the Corporation nor the consolidation or merger of the Corporation with or into any other entity shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, unless such sale, consolidation or merger shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

          6. Optional Conversion. (a) Holders of shares of Series B Preferred Stock may, at any time, convert shares of Series B Preferred Stock, unless previously redeemed, into a number of shares of Common Stock calculated by dividing the Liquidation Preference (without unpaid dividends) by $30.00, subject to adjustment as described below in Section 6(f) (the 'Conversion Price'). If more than one share of Series B Preferred Stock shall be surrendered for conversion at one time by the same record holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. In the case of shares of Series B Preferred Stock called for redemption, conversion rights shall expire at the close of business on the business day immediately preceding the redemption date. The holders of shares of Series B Preferred Stock that convert such shares into shares of Common Stock shall be entitled to receive any unpaid dividends thereon, if any, whether or not declared, and such dividends shall be payable in cash or shares of Common Stock, or any combination thereof, in the sole discretion of the Board of Directors.

          (b) Any holder of shares of Series B Preferred Stock electing to convert the shares or any portion thereof in accordance with Section 6(a) above shall give written notice to the Corporation

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

     (which notice may be given by facsimile transmission) that such holder elects to convert the same and shall state therein the number of shares of Series B Preferred Stock to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Promptly thereafter, the holder shall surrender the certificate or certificates of shares of Series B Preferred Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for such shares, or at such other place designated by the Corporation, provided that the Corporation shall at all times maintain an office or agency in The City of New York for such purposes. The Corporation shall, immediately upon receipt of such notice, issue and deliver to or upon the order of such holder, against delivery of the certificates representing the shares of Series B Preferred Stock that have been converted, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled (in the number(s) and denomination(s) designated by such holder), and the Corporation shall deliver to such holder a certificate or certificates for the number of shares of Series B Preferred Stock that such holder has not elected to convert. The conversion right with respect to any shares of Series B Preferred Stock shall be deemed to have been exercised at the date upon which the certificates therefor (and the payment required by Section 6(d), if applicable), shall have been so delivered, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock upon that date.

          (c) No fractional shares of Common Stock shall be issued upon conversion of shares of Series B Preferred Stock. Instead of any fractional share of Common Stock otherwise issuable upon conversion of any shares of Series B Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price of the Common Stock at the close of business on the day of conversion. In the absence of a Closing Price, the Board of Directors shall in good faith determine the current market price on such basis as it reasonably considers appropriate and such current market price shall be used to calculate the cash adjustment; provided that in no case shall the Closing Price be less than the Conversion Price then in effect.

          (d) If a holder converts shares of Series B Preferred Stock, the Corporation shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock upon the conversion or due upon the issuance of a new certificate or certificates for any shares of Series B Preferred Stock not converted. The holder, however, shall pay any such tax that is due because any such shares of the Common Stock or of the Series B Preferred Stock are issued in a name other than the name of the holder.

          (e) The Corporation shall reserve out of its authorized but unissued Common Stock held in treasury enough shares of Common Stock to permit the conversion of all of the then-outstanding shares of Series B Preferred Stock. For the purposes of this Section 6(e), the full number of shares of Common Stock then issuable upon the conversion of all then-outstanding shares of Series B Preferred Stock shall be computed as if at the time of computation all outstanding shares of Series B Preferred Stock were held by a single holder. The Corporation shall from time to time, in accordance with the laws of the State of Delaware and its certificate of incorporation, increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all shares of Series B Preferred Stock at the time outstanding. All shares of Common Stock issued upon conversion of the shares of Series B Preferred Stock shall be validly issued, fully paid and nonassessable.

          (f) The Conversion Price shall be subject to adjustment as follows:

             (i) In case the Corporation shall (A) pay a dividend on any class of its capital stock in shares of its Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares or
        (C) combine its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted (as provided below) so that the holders of any shares of Series B Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such holder would have owned or have been entitled to receive immediately following such action had such shares of Series B Preferred Stock been converted

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

        immediately prior to such time. The Conversion Price as adjusted shall be determined by multiplying the Conversion Price at which the shares of Series B Preferred Stock were theretofore convertible by a fraction of which the denominator shall be the number of shares of Common Stock outstanding immediately following such action and of which the numerator shall be the number of shares of Common Stock outstanding immediately prior thereto. Such adjustment shall be made whenever any event listed above shall occur and shall become effective retroactively immediately after the record date in the case of a dividend and immediately after the effective date in the case of a subdivision or combination.

             (ii) In case the Corporation shall issue rights or warrants to any Person (including holders of its Common Stock) entitling such Person or Persons to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock at the record date therefor, or in case the Corporation shall issue to any Person (including holders of its Common Stock) other securities convertible into or exchangeable for Common Stock for a consideration per share of Common Stock deliverable upon conversion or exchange thereof less than the Current Market Price at the record date therefore, then the Conversion Price in effect immediately prior thereto shall be adjusted as provided below so that the Conversion Price therefor shall be equal to the price determined by multiplying (A) the Conversion Price at which shares of Series B Preferred Stock were theretofore convertible by (B) a fraction of which (x) the denominator shall be the sum of (1) the number of shares of Common Stock outstanding on the date of issuance of the convertible or exchangeable securities, rights or warrants and
        (2) the number of additional shares of Common Stock offered for subscription or purchase, or issuable upon such conversion or exchange, and (y) the numerator shall be the sum of (1) the number of shares of Common Stock outstanding on the date of issuance of such convertible or exchangeable securities, rights or warrants and (2) the number of additional shares of Common Stock which the aggregate offering price of the number of shares of Common Stock so offered would purchase at the Current Market Price per share of Common Stock. Such adjustment shall be made whenever such convertible or exchangeable securities, rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such securities. However, upon the expiration of any right or warrant to purchase Common Stock, the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 6(f)(ii), if any such right or warrant shall expire and shall not have been exercised, the Conversion Price shall be recomputed immediately upon such expiration and effective immediately upon such expiration shall be increased to the price it would have been (but reflecting any other adjustments to the Conversion Price made pursuant to the provisions of this Section 6(f) after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants. No further adjustment shall be made upon exercise of any right, warrant, convertible security or exchangeable security if any adjustment shall have been made upon issuance of such security. The foregoing notwithstanding, no adjustment shall be made pursuant to this subparagraph (ii) with respect to any particular dividend or other event with respect to which a Payout Election is made.

             (iii) In case the Corporation shall pay a dividend to all holders of its Common Stock (including any dividend paid in connection with a consolidation or merger in which the Corporation is the continuing corporation) of any shares of capital stock of the Corporation or its subsidiaries (other than Common Stock) or evidences of its indebtedness or assets or cash (excluding dividends or distributions in connection with the liquidation, dissolution or winding up of the Corporation) or rights or warrants to subscribe for or purchase any of its securities or those of its subsidiaries or securities convertible or exchangeable for Common Stock (excluding those securities referred to in Section 6(f)(ii) above), then in each such case the Conversion Price in effect immediately prior thereto shall be adjusted as provided below so that the Conversion Price thereafter shall be equal to the price determined by multiplying (A) the Conversion Price in effect on the record date mentioned below by (B) a fraction, the

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

        numerator of which shall be the Current Market Price per share of Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive) as of such record date of the cash, assets, evidences of indebtedness or securities so paid with respect to one share of Common Stock, and the denominator of which shall be the Current Market Price per share of Common Stock on such record date; provided, however, that in the event the then fair market value (as so determined) so paid with respect to one share of Common Stock is equal to or greater than the Current Market Price per share of Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of shares of the Series B Preferred Stock shall have the right to receive the amount and kind of assets, evidences of indebtedness, or securities such holder would have received had such holder converted each such share of Series B Preferred Stock immediately prior to the record date for such dividend. Such adjustment shall be made whenever any such payment is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive the payment. The foregoing notwithstanding, no adjustment shall be made pursuant to this subparagraph (iii) with respect to any particular dividend or other event with respect to which a Payout Election is made.

             (iv) In case the Corporation shall purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Current Market Price per share of Common Stock on the date of such event, or in case the Corporation shall purchase, redeem or otherwise acquire other securities convertible into or exchangeable for Common Stock for a consideration per share of Common Stock into which such security is convertible or exchangeable greater than the per share Current Market Price on the date of such event, then the Conversion Price in effect immediately prior thereto shall be adjusted as provided below so that the Conversion Price therefor shall be equal to the price determined by multiplying (A) the Conversion Price at which shares of Series A Preferred Stock were theretofore convertible by (B) a fraction of which (x) the denominator shall be the Current Market Price per share on the date of such event, and (y) the numerator shall be the Current Market Price per share on the date of such event less the difference between (1) the consideration paid by the Corporation per share of Common Stock (or, in the case of securities convertible into or exchangeable for Common Stock, the consideration per share of Common Stock into which such security is convertible or exchangeable) purchased, redeemed or acquired in such event and (2) the Current Market Price per share on the date of such event. Such adjustment shall be made whenever such Common Stock is issued or sold, and shall become effective immediately after the issuance or sale of such securities. The foregoing notwithstanding, no adjustment shall be made pursuant to this subparagraph (iv) with respect to any particular purchase, redemption or acquisition with respect to which a Payout Election is made.

             (v) In case the Corporation shall issue or sell any shares of Common Stock at a price per share more than 15% below (or, in the case of any issuance or sale to an affiliate (as defined in the rules of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended) of the Corporation, any amount below) the Current Market Price per share of Common Stock on the date the Corporation commits or agrees to such sale or issuance, then the Conversion Price in effect immediately prior thereto shall be adjusted as provided below so that the Conversion Price therefor shall be equal to the price determined by multiplying (A) the Conversion Price at which shares of Series A Preferred Stock were theretofore convertible by (B) a fraction of which (x) the denominator shall be the sum of (1) the number of shares of Common Stock outstanding on the date of issuance or sale of such shares of Common Stock and (2) the number of additional shares of Common Stock offered for sale or subject to issuance, and (y) the numerator shall be the sum of (1) the number of shares of Common Stock outstanding on the date of issuance or sale of such shares of Common Stock and (2) the number of additional shares of Common Stock which the aggregate offering price of the number of shares of Common Stock so offered or issued would purchase at the Current Market Price per share of Common Stock. Such adjustment shall be made whenever such Common Stock is issued or sold, and shall become effective immediately

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

        after the issuance or sale of such securities; provided, however, that the provisions of this subparagraph shall not apply to (1) shares of Common Stock issued upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock, or (2) shares of Common Stock issued upon conversion, exercise or exchange of any security with respect to which an adjustment to the Conversion Price was made in accordance with clause (ii) above at the time of issuance of such security, or (3) shares of Common Stock issued in a bona fide public offering to or through a nationally recognized investment banking firm in which affiliates (as defined in the rules of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended) of the Corporation purchase less than 25% of the shares in such offering.

             (vi) No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments that by reason of this Section 6(f)(vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6(f) shall be made to the nearest cent.

             (vii) In the event that, at any time as a result of an adjustment made pursuant to Section 6(f)(i) through 6(f)(vi) above, the holder of any share of Series B Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of the Common Stock, thereafter the number of such other shares so receivable upon conversion of any share of Series B Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 6(f)(i) through 6(f)(vi) above, and the other provisions of this Section 6 with respect to the Common Stock shall apply on like terms to any such other shares.

             (viii) Whenever the Conversion Price is adjusted, as herein provided, the Corporation shall promptly file with the transfer agent for the Series B Preferred Stock, or, if there is no transfer agent, the Corporation shall promptly send to each holder of record by first class mail, postage pre-paid, a certificate of an officer of the Corporation setting forth the Conversion Price after the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. The certificate shall be conclusive evidence of the correctness of the adjustment. The Corporation shall promptly cause a notice of the adjusted Conversion Price to be mailed to each registered holder of shares of Series B Preferred Stock.

             (ix) In case of any reclassification of the Common Stock, any consolidation of the Corporation with, or merger of the Corporation into, any other entity, any merger of another entity into the Corporation (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Corporation), any sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the holder of each share of Series B Preferred Stock then outstanding shall have the right thereafter, during the period such share of Series B Preferred Stock shall be convertible, to convert such share only into the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of the Corporation into which a share of Series B Preferred Stock would have been convertible immediately prior to the reclassification, consolidation, merger, sale, transfer or share exchange. The Corporation, the person formed by the consolidation or resulting from the merger or which acquires such assets or which acquires the Corporation's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such rights and such rights shall be clearly provided for in the definitive transaction documents relating to such transaction. The certificate or articles of incorporation or other constituent document shall provide for adjustments, which, for events subsequent to the effective date of the certificate or articles of incorporation or other constituent document,

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

        shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6(f)(ix) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

     (g) The Corporation from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period. Whenever the Conversion Price is so reduced, the Corporation shall mail to holders of record of the Series B Preferred Stock a notice of the reduction at least 15 days before the date the reduced Conversion Price takes effect, stating the reduced Conversion Price and the period it will be in effect. A voluntary reduction of the Conversion Price does not change or adjust the Conversion Price otherwise in effect for purposes of paragraph 6(f) above.

     7. Status of Shares. All shares of the Series B Preferred Stock that are at any time redeemed pursuant to Section 4 above or converted or exchanged pursuant to Section 6 above and all shares of the Series B Preferred Stock that are otherwise reacquired by the Corporation and subsequently canceled by the Board of Directors of the Corporation shall have the status of authorized but unissued shares of Preferred Stock, without designation as to series, subject to reissuance by the Board of Directors of the Corporation as shares of any one or more other series.

     8. Voting Rights. Except as set forth below or otherwise required by law, holders of shares of the Series B Preferred Stock shall have no voting rights.

     (a) So long as any shares of the Series B Preferred Stock are outstanding, each share of Series B Preferred Stock shall entitle the holder thereof to notice of and to vote, in person or by proxy, at any special or annual meeting of stockholders, on all matters entitled to be voted on by holders of Common Stock and any other series or class of Voting Stock voting together as a single class with all other shares entitled to vote thereon. With respect to any such vote, each share of Series B Preferred Stock shall entitle the holder thereof to cast that number of votes per share as is equal to the number of votes that such holder would be entitled to cast had such holder converted its shares of Series B Preferred Stock into shares of Common Stock as of the record date for determining the stockholders of the Corporation eligible to vote on any such matters.

     (b) So long as any shares of the Series B Preferred Stock are outstanding, in addition to any vote or consent of stockholders required by law or by the Corporation's Certificate of Incorporation, the affirmative vote or consent of the holders of at least a majority of the shares of Series B Preferred Stock at any time issued and outstanding, acting as a single class, given in person or by proxy at any meeting called for such purpose, shall be necessary for effecting or validating

          (i) any reclassification of the Series B Preferred Stock or any amendment, alteration or repeal (including as a result of a merger or consolidation involving the Corporation or otherwise by operation of law) of any of the provisions of the Certificate of Incorporation or By-laws of the Corporation which adversely affects the voting powers, rights or preferences of the holders of the shares of Series B Preferred Stock; provided that the consent of the holders of at least a majority of the shares of Series B Preferred Stock and Series A Preferred Stock at the time issued and outstanding, acting as a single class, given in person or by proxy by vote at any meeting called for such purpose, shall be necessary for effecting or validating any reclassification or any amendment, alteration or repeal of any of the provisions of the Corporation's Certificate of Incorporation or By-laws of the Corporation which affects adversely the voting powers, rights or preferences of the holders of the shares of Series B Preferred Stock and Series A Preferred Stock; and provided, further, that any amendment of the provisions of the Corporation's Certificate of Incorporation so as to authorize or create, or to increase the authorized amount of, the Junior Stock shall not be deemed to affect adversely the voting powers, rights or preferences of the holders of shares of Series B Preferred Stock or Series A Preferred Stock;

          (ii) the authorization or creation of, or the increase in the authorized amount of, or the issuance of any shares of any class or series of Senior Stock or any security convertible into shares of any class or series of Senior Stock;

          (iii) the authorization or creation of, or the increase in the authorized amount of, or the issuance of any shares of any class or series of Parity Stock or any security convertible into shares

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

     of any class or series of Parity Stock such that the aggregate liquidation preference of all outstanding shares of Parity Stock (other than (x) shares of Series B Preferred Stock or Series A Preferred Stock issued pursuant to the Stock Purchase Agreement, dated as of November 13, 1998, by and among Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and the Corporation (the 'Stock Purchase Agreement') and (y) any shares of Series B Preferred Stock or Series A Preferred Stock issued as a dividend in respect of shares referred to in clause (x) or in respect of shares referred to in this clause (y)) would exceed the sum of (1) $135,000,000 and (2) the aggregate liquidation preference of the shares of Series B Preferred Stock issued at the Option Closing (as such term is defined in the Stock Purchase Agreement), if any;

          (iv) the merger or consolidation of the Corporation with or into any other entity, unless the resulting corporation will thereafter have no class or series of shares and no other securities either authorized or outstanding ranking prior to, or on a parity with, shares of Series B Preferred Stock in the payment of dividends or the distribution of its assets on liquidation, dissolution or winding up; provided, however, that no such vote or consent of the holders of Series B Preferred Stock shall be required if prior to the time when such merger or consolidation is to take effect, and regardless of whether such merger or consolidation would constitute a Change of Control (as defined in Section 9), a Change of Control Offer (as defined in Section 9) is made for all shares of Series B Preferred Stock at the time outstanding in accordance with Section 9; and

          (v) the application of any funds, property or assets of the Corporation or any of its subsidiaries to the purchase, redemption, sinking fund or other retirement of any shares of any class of Junior Stock, or the declaration, payment or making of any dividend or distribution (in cash, property or obligations) on any shares of any class of Junior Stock, other than a dividend or dividends payable solely in Common Stock or Junior Stock, unless the holders of Series B Preferred Stock shall have been offered the opportunity to make a Payout Election with respect to such event.

In connection with any right to vote pursuant to Section 8(b), each holder of shares of Series B Preferred Stock shall have one vote for each share held. The above notwithstanding, and subject to Section 8(a), no consent of holders of Series B Preferred Stock or Series A Preferred Stock shall be required for the creation of any indebtedness of any kind of the Corporation.

     (c) The term 'Voting Stock' means any class or classes of capital stock, or securities convertible into or exchangeable for any class of capital stock, of the Corporation pursuant to which the holders thereof have the general power under ordinary circumstances to vote with respect to the election of at least a majority of the Board of Directors of the Corporation, irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency.

     9. Change of Control. (a) In the event of a Change of Control (the date of such event being the 'Change of Control Date'), the Corporation shall notify the holders of the Series B Preferred Stock in writing of such event promptly upon the Corporation becoming aware that a Change of Control is expected to occur or has occurred and shall, pursuant to Section 9(b), make an offer to purchase (the 'Change of Control Offer') all of the then outstanding shares of Series B Preferred Stock at a purchase price of 101% of the Liquidation Preference thereof, payable in cash, plus any unpaid dividends thereon, if any, whether or not declared, to the date such shares are purchased, payable in cash.

     (b) Subject to the provisions of Section 9(e), within 30 days following the Change of Control Date, the Corporation shall send, by first class mail, postage prepaid, a notice to each holder of Series B Preferred Stock at such holder's address as it appears on the stock books of the Corporation, which notice shall govern the terms of the Change of Control Offer. The notice to the holders shall contain all instructions and materials necessary to enable such holders to tender their shares of Series B Preferred Stock pursuant to the Change of Control Offer. Such notice shall state:

          (i) that a Change of Control has occurred, that the Change of Control Offer is being made pursuant to this Section 9 and that all shares of Series B Preferred Stock validly tendered and not withdrawn will be accepted for payment;

          (ii) the purchase price (plus the amount of unpaid dividends, if any) and the purchase date (the 'Change of Control Payment Date') which shall be a date no earlier than 30 days nor later than 60

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

     days from the date such notice is mailed, other than as may be required by law (the 'Initial Date') or, if any of the Corporation's 15% Senior Secured Discount Notes due 2007 ('Senior Secured Notes') or Senior Obligations remain outstanding, the later of the Initial Date and a date that is not more than 30 days following the date the Corporation sends notice pursuant to Section 9(e) that it has satisfied all of the Senior Obligations;

          (iii) that any shares of Series B Preferred Stock not tendered will remain outstanding on the same terms and will continue to accrue dividends;

          (iv) that, unless the Corporation defaults in making payment therefor, any share of Series B Preferred Stock tendered and accepted for payment pursuant to the Change of Control Offer shall cease to accrue dividends after the Change of Control Payment Date;

          (v) that holders electing to have any shares of Series B Preferred Stock purchased pursuant to a Change of Control Offer will be required to surrender the certificate or certificates representing such shares, properly endorsed for transfer together with such customary documents as the Corporation and the transfer agent may reasonably require, in the manner and at the place specified in the notice prior to the close of business on the business day prior to the Change of Control Payment Date;

          (vi) that holders shall be entitled to withdraw their election if the Corporation receives, not later than five business days prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the holder, the number of shares of Series B Preferred Stock the holder delivered for purchase and a statement that such holder is withdrawing his election to have such shares of Series B Preferred Stock purchased;

          (vii) that holders whose shares of Series B Preferred Stock are purchased only in part will be issued a new certificate representing the unpurchased shares of Series B Preferred Stock; and

          (viii) the circumstances and relevant facts regarding such Change of Control.

     (c) The Corporation shall comply with any securities laws and regulations, to the extent such laws and regulations are applicable to the repurchase of the Series B Preferred Stock in connection with a Change of Control Offer.

     (d) On the Change of Control Payment Date, the Corporation shall (x) accept for payment the shares of Series B Preferred Stock validly tendered pursuant to the Change of Control Offer, (y) pay to the holders of shares so accepted the purchase price therefor (plus the amount of unpaid dividends, if any) and (z) cancel and retire each surrendered certificate (subject to issuing a new certificate representing the unpurchased shares of Series B Preferred Stock). Unless the Corporation defaults in the payment for the shares of Series B Preferred Stock tendered pursuant to the Change of Control Offer, dividends shall cease to accrue with respect to the shares of Series B Preferred Stock tendered and all rights of holders of such tendered shares shall terminate, except for the right to receive payment therefor, on the Change of Control Payment Date.

     (e) If the purchase of Series B Preferred Stock under this Section 9 would violate or constitute a default under (i) the Senior Secured Notes or the indenture relating thereto (the 'Indenture'), or (ii) the indenture or indentures or other agreement or agreements under which there may be issued or outstanding from time to time other indebtedness of the Company ('Other Agreements') in an aggregate principal amount not exceeding $450 million (less the amount, if any, of indebtedness issued to replace, refinance or refund the Senior Secured Notes) because the Corporation has not satisfied all of its obligations under such Other Agreements arising from the Change of Control (collectively, 'Senior Obligations'), then, notwithstanding anything to the contrary contained above, prior to complying with the foregoing provisions, the Corporation shall use its best efforts to satisfy the Senior Obligations as promptly as possible or to obtain the requisite consents under the Indenture and the Other Agreements necessary to permit the repurchase of the Series B Preferred Stock required by this Section 9. Until the requirements of the immediately preceding sentence are satisfied, the Corporation shall not be obligated to make any Change of Control Offer. Within 15 days following the date the Corporation has satisfied all of the Senior Obligations or obtained such requisite consents or waivers, the Corporation shall send, by first class mail, postage prepaid, a notice to each holder of Series B Preferred Stock at such holder's address as it appears on the stock books of the Corporation that the

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

Corporation has satisfied all of the Senior Obligations or obtained such requisite consents or waivers, and such notice shall state the date the Senior Obligations were satisfied or waived and the Change of Control Payment Date.

     (f) For the purposes of this Section 9, 'Change of Control' means the occurrence of any of the following events: (i) any 'person' or 'group' (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the 'Exchange Act')) is or becomes the 'beneficial owner' (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have 'beneficial ownership' of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total outstanding Voting Stock of the Corporation; (ii) the Corporation consolidates with or merges with or into another person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person, or any person consolidates with or merges with or into the Corporation, in any such event, pursuant to a transaction in which the outstanding voting stock of the Corporation is converted into or exchanged for cash, securities or other property, other than, at all times when the Senior Secured Notes are outstanding, those transactions that are not deemed a 'Change of Control' under the terms of the Indenture; (iii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Corporation (together with any new directors whose election to such Board of Directors, or whose nomination for election by the stockholders of the Corporation, was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Corporation then in office; or (iv) the Corporation is liquidated or dissolved or a special resolution is passed by the stockholders of the Corporation approving the plan of liquidation or dissolution, other than, at all times when the Senior Secured Notes are outstanding, those transactions that are not deemed a 'Change of Control' under the terms of the Indenture; provided, however, that no transaction or event shall be deemed to be a 'Change of Control' for purposes of this Section 9 if (1) all of the outstanding shares of Common Stock are to be converted pursuant thereto solely into the right to receive, for each share of Common Stock so converted, cash and/or shares of Qualifying Acquiror Common Stock (as defined below) (valued at its Current Market Price) together having a value in excess of $30.30, (2) the Corporation shall have declared and paid all dividends on the Series B Preferred Stock and Series A Preferred Stock, whether or not theretofore declared or undeclared, to the date of the Change of Control and the holders thereof shall have been given reasonable opportunity to convert, prior to such Change of Control, any shares of Series B Preferred Stock or Series A Preferred Stock so issued as a dividend, and (3) immediately following such event the number of shares of Qualifying Acquiror Common Stock into which shares of Series B Preferred Stock and Series A Preferred Stock shall have been converted (together with, if shares of Series B Preferred Stock and/or Series A Preferred Stock are to remain outstanding, any shares of Qualifying Acquiror Common Stock into which all outstanding Shares of Series B Preferred Stock and Series A Preferred Stock would be convertible) would represent both (A) less than 5% of the total number of shares of Qualifying Acquiror Common Stock outstanding immediately after such event and (B) less than one third of the number of shares of Qualifying Acquiror Common Stock that would be Publicly Traded immediately after such event. For purposes of this Section 9, the term 'Qualifying Acquiror Common Stock' means the common stock of any corporation if listed on or admitted to trading on the NYSE, AMEX or Nasdaq, and the term 'Publicly Traded' means shares of such Qualifying Acquiror Common Stock that are both (1) held by persons who are neither officers, directors or Affiliates of such corporation nor the 'beneficial owner' (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 5% or more of the total number of shares then issued and outstanding, and (2) not 'restricted securities' (as such term is defined in Rule 144 of the Securities Act of 1933, as amended).

     (g) The Corporation shall not engage in any transaction of the type referred to in clause (ii) of paragraph (f) above (other than one which is not a 'Change of Control' by virtue of application of the proviso to paragraph (f) above) unless (i) if the Corporation shall be the surviving or continuing entity of such transaction, the Corporation shall, after consummation thereof, have sufficient funds to perform its obligations under this Section 9, and (ii) if the Corporation shall not be the surviving or continuing entity of such transaction, proper and adequate provision shall be made, in the definitive documentation providing for such transaction or otherwise, to ensure that the surviving or continuing corporation of such transaction shall expressly assume the Corporation's obligations under this Section 9 and shall have sufficient funds to perform its obligations under this Section 9.

     10. Sinking Fund Redemption. The shares of the Series B Preferred Stock are not subject to sinking fund requirements.

     11. Exchange. (a) Shares of Series B Preferred Stock shall be exchangeable for Convertible Debt, in whole or in part, out of surplus of the Corporation legally available for such exchange, at any time and from time to time at the option of the Corporation. All accrued and unpaid dividends on the shares of Series B Preferred Stock, including Default Dividends and dividends accrued from the last preceding Dividend Payment Date through the date fixed for such exchange, shall be declared and paid prior to or on the same date as the date of any exchange pursuant to this Section 11. The Corporation shall cause the Convertible Debt to be issued on and dated the date which coincides with the date of exchange of the Series B Preferred Stock.

     (b) Any notice of any exchange of the Series B Preferred Stock given by the Corporation shall be mailed to each holder of shares of Series B Preferred Stock to be exchanged at such Holder's address as it appears on the books of the Corporation. Such notice shall set forth the procedures for exchanging certificates representing Series B Preferred Stock for Convertible Debt with a principal amount equal to 100% of the aggregate Liquidation Preference of the shares of Series B Preferred Stock being exchanged. The Corporation shall as promptly as practicable thereafter mail to each such holder a notice setting forth the procedures for exchanging certificates representing Series B Preferred Stock for Convertible Debt. Upon such exchange, the rights of the holders of Series B Preferred Stock to be exchanged as stockholders of the Corporation shall cease, and the person or persons entitled to receive the Convertible Debt issuable upon such exchange shall be treated for all purposes as the registered holder or holders of such Convertible Debt.

     (c) The shares of Series B Preferred Stock which have been exchanged shall no longer be deemed to be outstanding and shall be retired and all rights with respect to such shares, including, without limitation, the rights, if any, to receive dividends (and interest thereon) and to receive notices and to vote or consent (except for the right of the holders to receive accrued and unpaid dividends, if any, and Convertible Debt and Common Stock, as provided herein, in exchange therefor) shall forthwith cease.

     (d) Upon any exchange of shares of Series B Preferred Stock into Convertible Debt, as provided herein, in accordance with this Section 11, the Corporation will pay any documentary, stamp or similar issue or transfer taxes which may be due with respect to the transfer and exchange of such exchanged shares, if any; provided, however, that if the Convertible Debt into which the shares of Series B Preferred Stock is exchangeable pursuant to this Section 11 is to be issued in the name of any person other than the holder of the shares of Series B Preferred Stock to be so exchanged, the amount of any transfer taxes (whether imposed on the Corporation, the holder or such other person) payable on account of the transfer to such person will be payable by the holder.

     (e) Unless otherwise agreed by the Corporation and each holder of shares of Series A Preferred Stock, any shares exchanged at the Corporation's election shall be called for exchange on a pro rata basis from all holders of Series B Preferred Stock. Any exchange for which shares are called for exchange on a pro rata basis (whether or not some of such shares so called are subsequently converted pursuant to Section 11) shall comply with this Section 11. Any fractional share of Series B Preferred Stock which would otherwise be issuable as a result of any exchange of less than all shares held shall be included in the shares exchanged.

     (f) The Convertible Debt shall have a maturity date 13 years following the Closing Date; a principal amount a described in Section 11(a) thereof (and a proportionate principal amount for any fractional share exchanged); and shall provide for payment of interest at the rate of 9.2% per annum, payable annually in cash; shall be convertible and redeemable on terms substantially the same as those of the Series B Preferred Stock; in each case, on the terms and conditions set forth in the Convertible Debt Indenture and shall otherwise be on the terms set forth in the Convertible Debt Indenture.

     (g) Definitions. (i) 'Convertible Debt' means the 9.2% Convertible Debentures of the Corporation issued pursuant to the Convertible Debt Indenture, as amended, modified, supplemented, restructured, replaced, extended or refinanced from time to time in accordance with the terms hereof and thereof.

          (ii) 'Convertible Debt Indenture' means the indenture pursuant to which the Convertible Debt is to be issued, in the form attached as Exhibit D to that certain Stock Purchase Agreement, dated as of November 13, 1998, among the Corporation and the Purchasers prior to the Closing (as defined therein), or, if no such form is agreed upon as of the Closing, in form and substance acceptable to holders of a majority of Series B Preferred Stock immediately prior to the effectiveness of such indenture.

     IN WITNESS WHEREOF, CD Radio Inc. has caused this Certificate to be duly
executed on its behalf by its undersigned duly authorized officer this   th day
of            , 199 .

                                          CD RADIO INC.

                                          By:
                                             ...................................
                                                 Name: Patrick L. Donnelly
                                                      Title: Secretary

                                                                       EXHIBIT C

                  [FORM OF OPINION OF COUNSEL TO THE COMPANY]

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease or operate its properties and to conduct its businesses as described in the SEC Reports and to consummate the transactions contemplated under this Agreement.

     (ii) The Purchased Shares have been duly authorized, by all necessary corporate action, for issuance and sale to the Purchasers pursuant to this Agreement and, when issued in accordance with the terms of this Agreement, the Purchased Shares will be duly authorized, validly issued, fully paid and non-assessable shares of the Company, free of all preemptive or similar rights and (assuming that the Purchasers do not have any notice of any 'adverse claim' within the meaning of the Uniform Commercial Code as in effect in the State of New York) free and clear of any Liens.

     (iii) Respective certificates of designation relating to the Series A Preferred Stock and the Series B Preferred Stock have been duly filed with the Secretary of State of the State of Delaware in the form attached to the Agreement as Exhibit A and Exhibit B, respectively, and neither of such certificates has been amended or withdrawn as of the date hereof.

     (iv) The execution, delivery and performance by the Company of this Agreement and the Contemplated Transactions, including, without limitation, the sale, issuance and delivery of the Purchased Shares and the Option Shares, (a) do not violate the terms of the Certificate of Incorporation or Bylaws of the Company or the organizational documents of its Subsidiary; and (b) do not violate or result in any breach of, or the creation of any Lien under, any Contractual Obligation of the Company or its Subsidiaries.

     (v) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, rehabilitation, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

     (vi) No consent, approval, authorization, order, registration or qualification of or with any Governmental Authority is required for the issue and sale of the Purchased Shares by the Company or the consummation by the Company of the Contemplated Transactions.

     (vii) The issuance and sale of the Purchased Shares do not require registration under Section 5 of the Securities Act or qualification under any state securities or the blue sky laws of the State of New York.

     The opinion of Paul, Weiss, Rifkind, Wharton & Garrison shall be limited to the laws of the State of New York, the Federal Laws of the United States of America (excluding the Federal Communications Act and the rules and regulations of the FCC thereunder) and the General Corporation Law of the State of Delaware.

                                                                         ANNEX 2

                                VOTING AGREEMENT

     VOTING AGREEMENT, dated as of November 13, 1998, by and among APOLLO INVESTMENT FUND IV, L.P., a Delaware limited partnership ('AIF IV'), APOLLO OVERSEAS PARTNERS IV, L.P., a Cayman Islands limited partnership ('AOP IV', and together with AIF IV, and including their respective successors and permitted assigns, the 'Purchasers'), and DAVID MARGOLESE (the 'Stockholder').

     WHEREAS, concurrently herewith, the Purchasers and CD Radio Inc., a Delaware corporation (the 'Company'), are entering into a Stock Purchase Agreement pursuant to which the Company will issue to the Purchasers shares of one or more series of preferred stock of the Company having an aggregate liquidation preference of up to $200,000,000 (the 'Purchase Agreement'); capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement;

     WHEREAS, the issuance of preferred stock of the Company pursuant to the Purchase Agreement is subject to stockholder approval as set forth in the Purchase Agreement;

     WHEREAS, the Stockholder is the record and beneficial owner of certain shares of Common Stock and exercises voting power with respect to certain additional shares of Common Stock; and

     WHEREAS, the Board of Directors of the Company has, prior to the execution of this Agreement, duly and validly approved and adopted the Purchase Agreement and the Contemplated Transactions;

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and as an inducement to the Purchasers to enter into the Purchase Agreement, the parties hereto agree as follows:

     SECTION 1. Shares. (a) The Stockholder hereby represents and warrants that
(i) he is the record and beneficial owner, as of the date hereof, of 1,600,000 shares of Common Stock (the 'Owned Shares'), (ii) that he has the sole right and power to vote or to direct the voting of the Owned Shares and any shares acquired upon exercise of any options to purchase shares of Common Stock held by him as of the date of this Agreement, (iii) that he owns the Owned Shares free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, other than this Agreement and (iv) that pursuant to that certain Voting Trust Agreement, dated August 26, 1997, by and among Darlene Friedland, as Grantor, David Margolese, as Trustee, and the Company (the 'Trust Agreement'), the Stockholder has the sole right and power to vote or direct the voting with respect to an additional 2,834,500 shares of Common Stock (the 'Trust Shares'). The Owned Shares, the Trust Shares, and any other shares of Common Stock or other securities of the Company entitled to vote with respect to the Contemplated Transactions that are acquired by the Stockholder after the date of this Agreement or with respect to which after the date of this Agreement Stockholder becomes entitled to vote or direct the voting are collectively referred to as 'Voting Shares.'

     SECTION 2. Consent; Agreement to Vote. (a) The Stockholder agrees that, immediately following the execution and delivery of this Agreement and the Purchase Agreement, he shall execute and deliver, or cause to be executed and delivered by the record owner thereof, in accordance with Section 228 of the General Corporation Law of the State of Delaware (the 'DGCL'), the Stockholder Consent in the form attached hereto as Annex A with respect to all Voting Shares.

     (b) The Stockholder hereby further agrees that, during the term of this Agreement, he shall, from time to time, at the request of the Purchasers, (i) timely execute and deliver (or cause to be timely executed and delivered) an additional written consent with respect to, or (ii) vote, or cause to be voted, at any meeting of stockholders of the Company held prior to the earlier of the Closing and the termination of the Purchase Agreement, or at any adjournment or postponement of such meeting, in person or by proxy, all Voting Shares, (x) in favor of approval and adoption of the Purchase Agreement and the Contemplated Transactions, and any action required in furtherance thereof, and (y) against any action or agreement that would result in a material breach of any representation, warranty, covenant or obligation of the Company contained in the Purchase Agreement.

     (c) The Stockholder agrees that prior to the earlier of (1) the date that the Contemplated Transactions have been validly approved by written consent of holders of a majority of the outstanding shares of Common Stock of the Company or (2) the record date for a special meeting of stockholders of the Company called for the purpose of obtaining the requisite stockholder approval of the Contemplated Transactions, he will not contract to sell, sell or otherwise pledge, encumber, transfer or dispose of any shares of Common Stock owned beneficially or of record by him(or any interest therein or securities convertible thereinto or any voting rights with respect thereto) and will not encourage or assist any person to sell or otherwise dispose of the Trust Shares; provided, however that in the event of any such sale, transfer or other disposition, the Stockholder shall not (A) change his vote with respect to the matters referred to in clauses (x) and (y) of paragraph
(b), (B) withdraw any consent, vote or proxy given pursuant to paragraph (a) or
(b), or (C) cast any vote or deliver any proxy or written consent that could have the effect of frustrating, preventing or nullifying stockholder approval of the Contemplated Transactions.

     SECTION 3. Termination. In the event the Purchase Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force or effect. Upon such termination, except for any rights any party may have in respect of any breach by any other party of its obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder.

     SECTION 4. Authority; Binding Effect. (a) The Stockholder represents and warrants that he has full power and authority to enter into, execute and deliver and perform his obligations under this Agreement and to make the representations and warranties made herein.

     (b) This Agreement constitutes the valid and binding agreement of the Stockholder, enforceable against him in accordance with its terms.

     SECTION 5. Miscellaneous. (a) Notices, Etc. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given if delivered personally or telecopied, on the date of such delivery or sent by reputable overnight courier, on the first business day following the date of such mailing, as follows:

     If to the Purchasers:

        c/o Apollo Management, L.P.
        1301 Avenue of the Americas, 38th Floor
        New York, NY 10019
        Attention: Marc J. Rowan
        Telecopy: (212) 261-4071

        with a copy to:

        Wachtell, Lipton, Rosen & Katz
        51 West 52nd Street
        New York, New York 10019
        Attn: David A. Katz, Esq.
        Telecopy: (212) 403-2000

     If to the Stockholder:

        David Margolese
        CD Radio Inc.
        1180 Avenue of the Americas
        14th Floor
        New York, New York 10036
        Telecopy: (212) 899-5050

        with a copy to:

        Paul, Weiss, Rifkind, Wharton & Garrison
        1285 Avenue of the Americas
        New York, New York 10019
        Attn: Mitchell S. Fishman
        Telecopy: (212) 757-3990
or to such other address as such party shall have designated by notice received by each other party.

     (b) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or, except as expressly set forth in
Section 3, terminated, except by an instrument in writing signed by each party hereto.

     (c) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided that neither the rights nor the obligations of any party may be assigned or delegated without the prior written consent of the other parties, except that the Purchasers may make any assignment permitted by the Purchase Agreement without the written consent of the Stockholder.

     (d) Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief or any requirement for a bond.

     (e) Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflict of law thereof.

     (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                          APOLLO INVESTMENT FUND IV, L.P.

                                          By: Apollo Advisors, IV, L.P., its
                                              general partner

                                              By: Apollo Capital Management IV,
                                                  Inc., its general partner

                                            By:         /s/ ANDREW AFRICK
                                                 ...............................
                                                       Name: Marc J. Rowan
                                                      Title: Vice President

                                          APOLLO OVERSEAS PARTNERS IV, L.P.

                                          By: Apollo Advisors, IV, L.P., its
                                              general partner

                                              By: Apollo Capital Management IV,
                                                  Inc., its general partner

                                            By:         /s/ ANDREW AFRICK
                                                 ...............................
                                                       Name: Marc J. Rowan
                                                      Title: Vice President

                                                    /s/ DAVID MARGOLESE
                                           .....................................
                                                     David Margolese

                                                                         ANNEX A

                       WRITTEN CONSENT OF STOCKHOLDERS OF
                                 CD RADIO INC.

     Pursuant to the provisions of Section 228 of the General Corporation Law of the State of Delaware, I, David Margolese, the holder of the number shares of Common Stock, par value $.001 per share (the 'Common Stock'), of CD Radio Inc. (the 'Company') indicated below on my own behalf and the holder of the number shares of Common Stock indicated below held by me as Trustee of such shares pursuant to a Voting Trust Agreement, dated as of August 26, 1997, among the Company, Darlene Friedland and myself, as Trustee (the 'Voting Trust Agreement'), do hereby consent to, approve and adopt the following resolution:

          WHEREAS, the Board of Directors of the Company has approved the Contemplated Transactions (as such term is defined in that certain Stock Purchase Agreement, dated as of November 13, 1998, by and among the Company, Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., a Cayman Islands limited partnership (the 'Purchase Agreement')), including, without limitation, the issuance or issuances by the Company of securities convertible into Common Stock equaling 20% or more of the Common Stock or 20% or more of the voting power outstanding before issuance (the 'Issuances');

          NOW THEREFORE, BE IT RESOLVED, that the Purchase Agreement and the Contemplated Transactions, including the Issuances, be, and they hereby are, consented to, approved and adopted in all respects.

                                          DAVID MARGOLESE,
                                          on his own behalf

                                                    /S/ DAVID MARGOLESE
                                           .....................................
                                                     David Margolese
                                          Shares of Common Stock Held: 1,600,000

                                          DAVID MARGOLESE,
                                          as Trustee with respect to securities
                                          of the Company held in trust pursuant
                                          to the Voting Trust Agreement

                                                    /S/ DAVID MARGOLESE
                                           .....................................
                                                     David Margolese,
                                                         Trustee
                                          Shares of Common Stock Held in Trust:
                                                        2,834,500

Date: November 13, 1998

                                                                         ANNEX 3

                              TAG-ALONG AGREEMENT

     TAG-ALONG AGREEMENT, dated as of November 13, 1998, by and among APOLLO INVESTMENT FUND IV, L.P., a Delaware limited partnership ('AIF IV'), APOLLO OVERSEAS PARTNERS IV, L.P., a Cayman Islands limited partnership ('AOP IV', and together with AIF IV, and including their respective successors and permitted assigns, the 'Purchasers'), CD RADIO INC., a Delaware corporation (the 'Company') and DAVID MARGOLESE (the 'Stockholder').

     WHEREAS, concurrently herewith, the Purchasers and the Company are entering into a Stock Purchase Agreement pursuant to which the Company will issue to the Purchasers shares of one or more series of preferred stock of the Company having an aggregate liquidation preference of up to $200,000,000 (the 'Purchase Agreement'); capitalized terms used in this agreement and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement;

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and as an inducement to the Purchasers to enter into the Purchase Agreement, the parties hereto agree as follows:

     SECTION 1. Tag-Along Right. During the Tag-Along Period (as defined in
Section 5), in the event the Margolese Sellers (or any of them) propose to make a Tag-Along Sale (as defined in Section 5), each of the Purchasers shall have the right to participate (a 'Tag-Along Right') in such sale with respect to any shares of Common Stock (including shares obtainable upon the conversion of shares of Series A Preferred Stock and Series B Preferred Stock) held by them, on a pro rata basis (based on the ratio of the aggregate number of shares of Common Stock (or Common Stock equivalents) to be sold by Margolese Sellers (as defined in Section 5) to the aggregate number of shares of Common Stock beneficially owned by the Margolese Sellers participating in such sale immediately prior to such sale), for the greatest consideration per share of Common Stock and otherwise on the best terms by which any Margolese Seller sells its shares of Common Stock (or Common Stock equivalent).

     SECTION 2. Notice and Procedure for Public Offerings. In the case of a Tag-Along Sale involving registration under the Securities Act of 1933, as amended (the 'Securities Act'), by the Company of the Margolese Shares to be sold in the Tag-Along Sale, then if circumstances occur which give rise to the Tag-Along Right, the Purchasers shall have the right to participate therein as provided for in Sections 9.2 through 9.7 of the Purchase Agreement (without regard to the amount of time that that shall have elapsed from the Closing Date to the proposed date of the Tag-Along Sale); provided, however, that in the event the number of shares to be underwritten in any such offering is limited or 'cut-back' pursuant to Section 9.2(b) of the Purchase Agreement, the parties hereto agree that the Margolese Sellers and the Purchasers shall be cut-back proportionally to preserve the ratio of (x) the number of shares of Common Stock (or Common Stock equivalents) the Margolese Sellers desire to have included in such sale over (y) the number of shares the Purchasers desire to have included in such sale (the 'Relative Ratio'), and each of the Margolese Sellers agree to voluntarily reduce the number of Margolese Shares to be included in such registration in order to preserve the Relative Ratio.

     SECTION 3. Notice and Procedure for Private Transactions. In the case of a Tag-Along Sale that does not involve registration under the Securities Act by the Company of the Margolese Shares to be sold in the Tag-Along Sale, then if circumstances occur which give rise to the Tag-Along Right, the participating Margolese Sellers shall give written notice to each of the Purchasers not less than 20 days prior to such proposed sale providing a summary of the terms of the proposed sale to the buyer and advising each such Purchaser of their Tag-Along Rights. Each Purchaser may exercise its Tag-Along Right (each, an 'Apollo Tagging Stockholder') by written notice to any of the Margolese Sellers participating in the Tag-Along Sale stating the number of shares of Common Stock that it wishes to sell. If the prospective purchaser or purchasers of the shares to be sold in such Tag-Along Sale declines to purchase the aggregate number of shares sought to be sold by the participating Margolese Sellers and participating Purchasers, the Margolese Sellers and the Purchasers agree to reduce the number of shares of each participating party to be included in such sale on a proportionate basis that preserves the Relative Ratio. If an Apollo Tagging Stockholder gives written notice indicating that such Apollo

Tagging Stockholder wishes to sell shares in the Tag-Along Sale, such Apollo Tagging Stockholder shall be obligated to sell that number of shares specified in such Apollo Tagging Stockholder's written acceptance notice (as such number may be reduced pursuant to the immediately preceding sentence) for the greatest consideration and upon the best terms by which any Margolese Seller is selling to the buyer, such obligation to be conditioned upon and contemporaneous with completion of the transaction of purchase and sale with the buyer and, if any Apollo Tagging Stockholder intends to sell shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock, upon the Company satisfying its conversion obligations with respect thereto (as set forth in the certificate of designations relating to the relevant series of preferred stock).

     SECTION 4. Effectiveness and Termination. This Agreement shall terminate automatically after the later of (1) the expiration of the Tag-Along Period and
(2) the first date after which the Stockholder, each Permitted Transferee (as defined in Section 5) and the Company shall have satisfied and fulfilled any and all of their respective obligations arising hereunder (including any obligations arising under the Purchase Agreement as a result of this Agreement) prior to the expiration of the Tag-Along Period. In the event the Purchase Agreement is terminated in accordance with its terms prior to the Closing Date, this Agreement shall automatically terminate and be of no further force or effect. Upon any such termination, except for any rights any party may have in respect of any breach by any other party of its obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder.

     SECTION 5. Definitions. (a) The term 'Tag Along Sale' means the sale or disposition, directly or indirectly, by David Margolese, any Permitted Transferee of David Margolese, or any Person having power to sell or dispose of Margolese Shares (or any of them) (collectively, 'Margolese Sellers'), in one or more transactions (other than a transfer from a Margolese Seller to a Permitted Transferee) of any Margolese Shares if (i) immediately following such sale the Margolese Sellers collectively would have sold in the aggregate from the date hereof 800,000 or more shares of Common Stock (as such number may be adjusted for stock splits, dividends paid in Common Stock, reclassifications of the Common Stock, and other similar events), and (ii) the number of shares of Common Stock proposed to be sold or disposed of in the Tag-Along Sale in the aggregate by the Margolese Sellers is equal to or greater than 80,000 (as such number may be adjusted for stock splits, dividends paid in Common Stock, reclassifications of the Common Stock, and other similar events).

     (b) The term 'Margolese Shares' means all shares of Common Stock beneficially owned at any time by David Margolese and any Permitted Transferee of David Margolese.

     (c) The term 'Permitted Transferees' means any of the following who, prior to receiving, accepting or acquiring any shares of Common Stock (or any options, warrants or other securities convertible into shares of Common Stock) from David Margolese or any other Permitted Transferee, agrees in writing to be bound by and to be a 'Permitted Transferee' pursuant to this Agreement: (1) the spouse, parents, children, grandchildren or siblings of David Margolese, (2) a trust or similar entity of David Margolese, the beneficiaries of which, include only David Margolese and any of David Margolese's spouse, parents, children or grandchildren or (3) a charitable trust or similar entity of David Margolese established for charitable or educational purposes with respect to which David Margolese has the power to direct the voting and/or disposition of any shares of Common Stock transferred to or acquired by such trust or similar entity.

     (d) The term 'Tag-Along Period' means the period from the Closing Date to the earlier of (i) the first date on which the Purchasers beneficially own less than 2,000,000 shares of Common Stock in the aggregate (as such number may be adjusted for stock splits, dividends paid in Common Stock, reclassifications of the Common Stock, and other similar events), and (ii) the date that is six months from the first date after nationwide commercial introduction of the Company's service as described in the SEC Reports (as defined in the Purchase Agreement) filed as of the date of this Agreement, including the following: (1) the service is available for subscription on a nationwide, non-test basis, (2) satellite signals carrying the Company's programming can be received nationwide, and (3) radios and/or adaptors to existing radios capable of receiving the Company's satellite signals are available for purchase on a nationwide basis.

     (e) A person 'beneficially owns' any shares of any security with respect to which such person would be a beneficial owner pursuant to Rule 13d-3 promulgated under the Securities and Exchange

Act of 1934, as amended; provided, however, that for purposes of this Agreement, the Stockholder shall not be deemed to beneficially own any shares solely by virtue of his power to vote or direct the voting thereof pursuant to that certain Voting Trust Agreement, dated August 26, 1997, by and among Darlene Friedland, as Grantor, David Margolese, as Trustee, and the Company.

     SECTION 6. Authority; Binding Effect. (a) Each party hereto hereby represents and warrants to each other party hereto that:

     (b) such party has full power and authority to enter into, execute and deliver and perform his obligations under this Agreement and to make the representations and warranties made herein and, in the case of any party that is not a natural person, no further corporate or trust action or approval is required in connection herewith;

     (c) Assuming due execution and delivery by each other party hereto, this Agreement constitutes the valid and binding agreement of such party, enforceable against such party in accordance with its terms.

     SECTION 7. Miscellaneous. (a) Notices, Etc. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given if delivered personally or telecopied, on the date of such delivery or sent by reputable overnight courier, on the first business day following the date of such mailing, as follows:

     If to the Purchasers:

        c/o Apollo Management, L.P.
        1301 Avenue of the Americas, 38th Floor
        New York, NY 10019
        Attention: Marc J. Rowan
        Telecopy: (212) 261-4071

        with a copy to:

        Wachtell, Lipton, Rosen & Katz
        51 West 52nd Street
        New York, New York 10019
        Attn: David A. Katz, Esq.
        Telecopy: (212) 403-2000

     If to the Stockholder:

        David Margolese
        CD Radio Inc.
        1180 Avenue of the Americas
        14th Floor
        New York, New York 10036
        Telecopy: (212) 899-5036

        with a copy to:

        Paul, Weiss, Rifkind, Wharton & Garrison
        1285 Avenue of the Americas
        New York, New York 10019
        Attn: Mitchell S. Fishman
        Telecopy: (212) 757-3990

     If to the Company:

        CD Radio Inc.
        1180 Avenue of the Americas
        14th Floor
        New York, New York 10036
        Attn: Patrick Donnelly, Esq.
        Telecopy: (212) 899-5036
        with a copy to:

        Paul, Weiss, Rifkind, Wharton & Garrison
        1285 Avenue of the Americas
        New York, New York 10019
        Attn: Mitchell S. Fishman, Esq.
        Telecopy: (212) 757-3990

or to such other address as such party shall have designated by notice received by each other party.

     (b) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or, except as expressly set forth in
Section 4, terminated, except by an instrument in writing signed by each party hereto.

     (c) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided that neither the rights nor the obligations of any party may be assigned or delegated without the prior written consent of the other parties, except that the Purchasers may make any assignment permitted by the Purchase Agreement without any additional written consent of any other party hereto.

     (d) Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief or any requirement for a bond.

     (e) Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflict of law thereof.

     (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

     (g) Entire Agreement. As among the Purchasers and the Company, this Agreement, together with the Purchase Agreement and the schedules and exhibits thereto, constitutes the entire agreement with respect to the subject matter contained herein and therein; as among the Purchasers and the Stockholder, this Agreement, together with the that certain Voting Agreement, dated as of November 13, 1998 the exhibits and annexes thereto, constitutes the entire agreement with respect to the subject matter contained herein and therein.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                          APOLLO INVESTMENT FUND IV, L.P.

                                          By: Apollo Advisors, IV, L.P., its
                                              general partner

                                              By: Apollo Capital Management IV,
                                                  Inc., its general partner

                                               By:       /S/ ANDREW AFRICK
                                                  ..............................
                                                       Name: Andrew Africk
                                                      Title: Vice President

                                          APOLLO OVERSEAS PARTNERS IV, L.P.

                                          By: Apollo Advisors, IV, L.P., its
                                              general partner

                                              By: Apollo Capital Management IV,
                                                  Inc., its general partner

                                               By:       /S/ ANDREW AFRICK
                                                  ..............................
                                                       Name: Andrew Africk
                                                      Title: Vice President

                                          CD RADIO INC.


                                          By:       /S/ PATRICK L. DONNELLY
                                             ...................................
                                                 Name: Patrick L. Donnelly
                                               Title:Executive Vice President
                                                        and General Counsel

                                                    /S/ DAVID MARGOLESE
                                           .....................................
                                                     David Margolese

                                                                         ANNEX 4

                         AMENDMENT TO RIGHTS AGREEMENT

     AMENDMENT, dated November 13, 1998 (this 'Amendment'), by and between CD RADIO INC., a Delaware corporation (the 'Company'), and CONTINENTAL STOCK TRANSFER & TRUST COMPANY (the 'Rights Agent').

                                    RECITALS

     WHEREAS, the Company and the Rights Agent are parties to a Rights Agreement, dated as of October 22, 1997 (the 'Rights Agreement');

     WHEREAS, the Company proposes to issue and sell up to 1,350,000 shares of its 9.2% Series A Junior Cumulative Convertible Preferred Stock, par value $.001 per share ('Series A Preferred Stock'), and up to 650,000 shares of its 9.2% Series B Junior Cumulative Convertible Preferred Stock, par value $.001 per share ('Series B Preferred Stock' and, together with the Series A Preferred Stock, the 'Junior Preferred Stock') to Apollo Investment Fund IV, L.P. ('AIF IV'), a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., a Cayman Islands limited partnership ('AOP IV' and together with AIF IV, the 'Purchasers'), pursuant to a Stock Purchase Agreement, dated as of November 13, 1998 (the 'Stock Purchase Agreement'), by and among the Company and the Purchasers; and

     WHEREAS, the Company may issue up to an additional 1,950,000 shares of Series A Preferred Stock as dividends on outstanding shares of Series A Preferred Stock and may issue up to an additional 1,450,000 shares of Series B Preferred Stock as dividends on outstanding shares of Series B Preferred Stock, in each case in lieu of paying dividends in cash on such shares;

     WHEREAS, under the terms of the Rights Agreement, unless the Rights Agreement is amended, the Purchasers would become 'Acquiring Persons,' as defined in Section 1(a) of the Rights Agreement, upon the purchase of the Junior Preferred Stock pursuant to the Stock Purchase Agreement; and

     WHEREAS, the Board of Directors of the Company deems it desirable and in the best interests of the Company and its stockholders to amend the Rights Agreement to exclude the Purchasers and any of the Purchasers' Affiliates and Associates who would otherwise be deemed Beneficial Owners (as defined in the Rights Agreement) as a result of such transaction from such definition of 'Acquiring Person.'

     Accordingly, the parties agree as follows:

     1. Amendment of Section 1(a). The definition of 'Acquiring Person' set forth in paragraph 1(a) of the Rights Agreement is amended by adding the following clause at the end of such Section 1(a):

            '; provided, further, that Apollo Investment Fund IV, L.P., a Delaware limited partnership (hereinafter referred to as 'AIF IV'), and Apollo Overseas Partners IV, L.P., a Cayman Islands limited partnership (hereinafter referred to as 'AOP IV'), and any of the Affiliates or Associates of AIF IV or AOP IV that would otherwise be deemed to be Beneficial Owners of the Company's 9.2% Series A Junior Cumulative Convertible Preferred Stock (hereinafter referred to as the 'Series A Preferred Stock') or the Company's 9.2% Series B Junior Cumulative Convertible Preferred Stock (hereinafter referred to as the 'Series B Preferred Stock' and, together with the Series A Preferred Stock, the 'Junior Preferred Stock') (such Affiliates and Associates, together with AIF IV and AOP IV, are hereinafter referred to as the 'Apollo Investors') shall not be, or be deemed to be, an Acquiring Person solely by reason of (w) the purchase by the Apollo Investors of shares of the Junior Preferred Stock pursuant to the Stock Purchase Agreement dated as of November 13, 1998 by and among the Company, AIF IV and AOP IV, (x) the acquisition by the Apollo Investors of additional shares of Junior Preferred Stock pursuant to dividends declared on the Junior Preferred Stock, (y) the acquisition by the Apollo Investors of Common Shares upon the exercise of conversion rights set forth in the Certificates of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of the Junior Preferred Stock or (z) the acquisition by the Apollo

            Investors of the Beneficial Ownership, collectively, of an additional one percent (1%) or more of the outstanding Common Shares.'

     2. Miscellaneous. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be effected, impaired or invalidated.

     EXECUTED as of the date set forth above.

                                          CD RADIO INC.

                                          By:       /S/ PATRICK L. DONNELLY
                                               .................................
                                                  Name: Patrick L. Donnelly
                                              Title: Executive Vice President,
                                                General Counsel and Secretary

                                          CONTINENTAL STOCK TRANSFER & TRUST
                                          COMPANY

                                          By:      /S/ WILLIAM F. SEEGRABER
                                               .................................
                                                  Name: William F. Seegraber
                                                   Title: Vice President

                                                                     APPENDIX I

                                 CD RADIO INC.
                           THIS CONSENT IS SOLICITED
                      ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, a stockholder of record of CD Radio Inc. (the 'Company') as of the close of business on December 1, 1998, hereby takes the following action, with respect to all stock of the Company held by the undersigned, in connection with the solicitation by the Board of Directors of the Company of written consents without a meeting, pursuant to Section 228 of the Delaware General Corporation Law, to the transactions contemplated by a Stock Purchase Agreement by and among the Company, Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P., including, without limitation, (i) the issuance and sale of 1,350,000 shares of the Company's 9.2% Series A Junior Cumulative Convertible Preferred Stock (the 'Series A Preferred Stock'), (ii) an option to sell 650,000 shares of the Company's 9.2% Series B Junior Cumulative Convertible Preferred Stock (the 'Series B Preferred Stock'), (iii) the issuance of up to 2,950,000 shares of Series A Preferred Stock in payment of dividends that may be paid on the Series A Preferred Stock from time to time, and (iv) the issuance of up to 1,450,000 shares of Series B Preferred Stock in payment of dividends that may be paid on the Series B Preferred Stock from time to time, as described in the Company's Consent Solicitation Statement, dated December 7, 1998 (the 'Proposal').

             (Continued and to be dated and signed on other side.)
-------------------------------------------------------------------------------

                     (Place an 'X' in the appropriate box)

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS CONSENT TO THE PROPOSAL.

            CONSENT  [ ]      CONSENT WITHHELD  [ ]     ABSTAIN  [ ]

    IF NO BOX IS MARKED WITH RESPECT TO THE ACTION DESCRIBED ABOVE, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

                                                  DATED: _________________, 1998

                                                  ______________________________
                                                             Signatures(s)
                                                  ______________________________
                                                      Please sign as registered
                                                  and return promptly in the
                                                  enclosed envelope. Executors,
                                                  trustees and others signing in
                                                  a representative capacity
                                                  should include their names and
                                                  the capacity in which they
                                                  sign.


                            STATEMENT OF DIFFERENCES
                            ------------------------

The section symbol shall be expressed as..................................  'SS'